As filed with the Securities and Exchange
                 Commission on January 30, 2003

                                                      File Nos. 33-76598
                                                               811-08426

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549
                ----------------------------------
                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.


                  Post-Effective Amendment No. 17         X


                              and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 18              X

      ----------------------------------------------------

           Alliance Worldwide Privatization Fund, Inc.
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: (212)969-1000
          ----------------------------------------------

                      EDMUND P. BERGAN, JR.
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

   It is proposed that this filing will become effective (check appropriate box)

      _____immediately upon filing pursuant to paragraph (b)
        X  on February 1, 2003 pursuant to paragraph (b)
      -----
      _____60 days after filing pursuant to paragraph (a)(1)
      _____on (date) pursuant to paragraph (a)(1)
      _____75 days after filing pursuant to paragraph (a)(2)
      _____on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance
Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus and Application


February 1, 2003


Domestic Stock Funds

      >     Alliance Premier Growth Fund
      >     Alliance Health Care Fund
      >     Alliance Growth Fund
      >     Alliance Technology Fund
      >     Alliance Quasar Fund
      >     Alliance Mid-Cap Growth Fund

Total Return Funds

      >     Alliance Growth and Income Fund
      >     Alliance Balanced Shares

Global Stock Funds

      >     Alliance New Europe Fund
      >     Alliance Worldwide
            Privatization Fund
      >     Alliance International
            Premier Growth Fund
      >     Alliance Global Small Cap Fund
      >     Alliance Greater China '97 Fund
      >     Alliance All-Asia Investment Fund



                                                       Alliance Capital[LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                Table of Contents
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................   10
Global Stock Funds ........................................................   12
Summary of Principal Risks ................................................   18
Principal Risks by Fund ...................................................   19

FEES AND EXPENSES OF THE FUNDS ............................................   20

GLOSSARY ..................................................................   23

DESCRIPTION OF THE FUNDS ..................................................   24

Investment Objectives and Principal Policies ..............................   24
Description of Additional Investment Practices ............................   33
Additional Risk Considerations ............................................   39

MANAGEMENT OF THE FUNDS ...................................................   41

PURCHASE AND SALE OF SHARES ...............................................   45

How The Funds Value Their Shares ..........................................   45
How To Buy Shares .........................................................   45
How To Exchange Shares ....................................................   45
How To Sell Shares ........................................................   45

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   46

DISTRIBUTION ARRANGEMENTS .................................................   47

GENERAL INFORMATION .......................................................   48

FINANCIAL HIGHLIGHTS ......................................................   49

APPENDIX A-ADDITIONAL INFORMATION ABOUT

THE UNITED KINGDOM, JAPAN AND GREATER

CHINA COUNTRIES ...........................................................   60


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 18.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.


Alliance Premier Growth Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns*
(For the periods ended December 31, 2002)
                                               1            5             10
                                              Year        Years         Years*
--------------------------------------------------------------------------------
Class          Return Before Taxes          -35.25%       -5.34%        6.66%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -35.25%       -6.05%        5.43%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -21.64%       -3.71%        5.56%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -35.59%       -5.19%        6.59%
               -----------------------------------------------------------------
Class C        Return Before Taxes          -33.58%       -5.19%        6.42%
               -----------------------------------------------------------------
Russell        (reflects no
1000            deduction for
Growth          fees, expenses,
Index           or taxes)                   -27.88%       -3.84%        6.70%
--------------------------------------------------------------------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.

***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
 9.98   -5.80   46.87   24.14  32.67   49.31    28.98  -19.87   -23.92  -32.38

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                               1            Since
                                              Year        Inception**
--------------------------------------------------------------------------------
Class          Return Before Taxes           -20.74%        -3.62%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions            -20.74%        -3.69%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares         -12.74%        -2.90%
--------------------------------------------------------------------------------
Class B        Return Before Taxes           -21.10%        -3.37%
--------------------------------------------------------------------------------
Class C        Return Before Taxes           -18.71%        -3.08%
--------------------------------------------------------------------------------
S&P            (reflects no deduction
500             for fees, expenses,
Index           or taxes)                    -22.09%       -10.25%
--------------------------------------------------------------------------------
S&P            (reflects no deduction
Healthcare      for fees, expenses
Composite       or taxes)                    -18.82%        -2.55%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 8/27/99.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a     n/a     n/a      n/a   31.44   -17.56  -17.24

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

Alliance Growth Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*

(For the periods ended December 31, 2002)

                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -31.66%       -7.50%        5.76%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -31.66%       -8.90%        4.16%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -19.44%       -5.25%        4.83%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -32.01%       -7.38%        5.63%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -29.84%       -7.36%        5.47%
--------------------------------------------------------------------------------
Russell        (reflects no
3000             deduction for
Growth           fees, expenses,
Index           or taxes)                   -28.03%       -4.11%        6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 8/2/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes;actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00       01     02
--------------------------------------------------------------------------------
 28.99   -1.15   29.49   23.20  27.09   28.17   25.59  -18.47   -24.49  -28.63

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 28.85%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

Alliance Technology Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -45.37%       -3.08%        9.30%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -45.37%       -3.82%        7.55%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -27.86%       -1.98%        7.46%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -45.67%       -2.96%        9.17%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -43.95%       -2.96%        9.01%
--------------------------------------------------------------------------------
NASDAQ         (reflects no
Composite        deduction for
Index            fees, expenses,
                 or taxes)                  -31.53%       -3.19%        7.03%
--------------------------------------------------------------------------------
Goldman        (reflects no
Sachs            deduction for
Technology       fees, expenses,
Index            or taxes)                  -40.29%       -3.27%         n/a
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class B shares and for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00       01     02
--------------------------------------------------------------------------------
 21.63   28.50   45.80   19.41   4.54   63.14   71.78  -24.62   -25.88  -42.95

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

Alliance Quasar Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -34.73%      -10.91%        3.33%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -34.73%      -11.79%        0.78%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -21.33%       -8.41%        1.90%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -35.07%      -10.83%        3.13%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -33.07%       -10.83%       2.97%
--------------------------------------------------------------------------------
Russell        (reflects no
2000             deduction for
Growth           fees, expenses,
Index            or taxes)                  -30.26%       -6.59%        2.62%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00       01     02
--------------------------------------------------------------------------------
 16.16   -7.27   47.64   32.62  17.24   -4.56   12.96  -7.61   -13.64  -31.84

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

Alliance Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in mid-capitalization companies. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -35.62%      -10.39%        3.33%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -35.62%      -11.35%        0.21%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -21.87%       -7.79%        2.08%
               -----------------------------------------------------------------
Class B        Return Before Taxes          -36.07%      -10.37%        3.09%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -34.15%      -10.45%       2.90%
--------------------------------------------------------------------------------
Russell        (reflects no
Mid-Cap          deduction for
Growth           fees, expenses,
Index            or taxes)                  -27.41%       -1.82%        6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00       01     02
--------------------------------------------------------------------------------
 14.26   -2.51   34.84   17.54  36.01   -2.72   33.90  -15.88  -18.09  -32.72

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -29.71%        1.05%        9.35%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -29.94%       -0.41%        6.63%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -18.23%        0.69%        6.75%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -30.17%        1.16%        9.18%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -27.72%        1.23%        9.00%
--------------------------------------------------------------------------------
Russell        (reflects no
1000             deduction for
Value            fees, expenses,
Index            or taxes)                  -15.52%        1.16%       10.80%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00      01     02
--------------------------------------------------------------------------------
  9.96   -4.20   37.86   24.13  28.86   21.23   10.78   13.64   -1.84  -26.57

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -19.68%, 3rd quarter, 2002.

Alliance Balanced Shares
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)
                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -14.52%        3.51%        8.04%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -15.28%        1.44%        5.20%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares         -8.90%        2.11%        5.37%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -14.75%        3.65%        7.83%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -12.23%        3.65%        7.69%
--------------------------------------------------------------------------------
S&P            (reflects no
500              deduction for
Index            fees, expenses,
                 or taxes)                  -22.09%       -0.58%        9.34%
--------------------------------------------------------------------------------
Lehman         (reflects no
Gov't/           deduction for
Credit           fees, expenses,
Bond             or taxes)                   11.04%        7.62%        7.61%
Index
--------------------------------------------------------------------------------
Solomon        (reflects no
1 year           deduction for
Treasury         fees, expenses,
Index            or taxes)                    3.30%        5.51%        5.38%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00      01     02
--------------------------------------------------------------------------------
  9.93   -5.79   26.64    9.36  27.13  15.75    4.90   12.48    1.79  -10.73

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.30%, 3rd quarter, 2002.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
--------------------------------------------------------------------------------


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 2002, the Fund had approximately 31% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -25.46%       -3.57%        6.97%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -25.46%       -4.83%        5.53%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -15.63%       -2.74%        5.67%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -25.97%       -3.51%        6.83%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -23.61%       -3.48%        6.63%
--------------------------------------------------------------------------------
MSCI           (reflects no
Europe           deduction for
Index            fees, expenses,
                 or taxes)                  -18.09%       -1.96%        8.33%
--------------------------------------------------------------------------------
Solomon        (reflects no
Smith            deduction for
Barney           fees, expenses,
Europe           or taxes)
PMI Growth
Index                                       -20.92%       -3.49%        6.96%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99       00      01     02
--------------------------------------------------------------------------------
  34.57  4.64    18.63   20.58  16.83   24.99    26.13   -8.81   -22.15 -22.17

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -25.84%, 3rd quarter, 2002.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                               1            5          Since
                                              Year        Years      Inception**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -10.24%       -1.35%        3.69%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -10.24%       -3.29%        1.67%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares         -6.29%       -1.38%        2.58%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -10.57%       -1.20%        3.51%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -7.77%        -1.22%        3.46%
--------------------------------------------------------------------------------
MSCI           (reflects no
World            deduction for
Index            fees, expenses,
(minus           or taxes)
the U.S.)                                   -15.51%       -2.44%        0.92%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A and Class B shares: 6/2/94 and for Class C shares: 2/8/95. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99       00      01      02
--------------------------------------------------------------------------------
  n/a     n/a     4.91   23.14  13.18    8.92    56.33  -25.33   -18.13  -6.22

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of companies than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                               1            Since
                                              Year        Inception**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -21.94%         -7.47%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -21.94%         -7.67%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and Sale
                 of Fund Shares             -13.47%         -5.79%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -22.34%         -7.34%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -19.91%         -7.34%
--------------------------------------------------------------------------------
MSCI           (reflects no deduction
EAFE             for fees, expenses,
Index            or taxes)                  -15.66%         -5.53%
--------------------------------------------------------------------------------
MSCI           (reflects no deduction
EAFE             for fees, expenses,
Growth           or taxes)
Index                                       -15.76%         -7.90%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 3/3/98.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99       00      01     02
--------------------------------------------------------------------------------
  n/a     n/a     n/a    n/a    n/a     n/a     47.21   -25.35  -20.17  -18.45

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -21.26%, 3rd quarter, 2002.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

Objective:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in small-capitalization companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                               1            5            10
                                              Year        Years        Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes          -30.48%       -8.31%        2.00%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions           -30.48%      -10.09%       -0.52%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares        -18.71%       -6.78%        0.89%
--------------------------------------------------------------------------------
Class B        Return Before Taxes          -30.80%       -8.21%        1.84%
--------------------------------------------------------------------------------
Class C        Return Before Taxes          -28.60%       -8.22%        1.68%
--------------------------------------------------------------------------------
MSCI           (reflects no
World            deduction for
Index            fees, expenses,
                 or taxes)                  -19.54%       -1.76%        6.69%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for Class C shares: 5/3/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96      97      98      99       00      01     02
--------------------------------------------------------------------------------
 20.04   -4.55   27.18   19.37   8.08   3.56    46.65    -18.09  -25.07 -27.36

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down -24.43%, 3rd quarter, 2001.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 2002, the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)

                                               1             5          Since
                                              Year         Years      Inception*
--------------------------------------------------------------------------------
Class        Return Before Taxes            -18.78%       -1.88%        -7.70%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions             -19.15%       -1.97%        -7.84%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and Sale
               of Fund Shares               -11.49%       -1.53%        -5.98%
--------------------------------------------------------------------------------
Class B      Return Before Taxes            -19.00%       -1.79%        -7.66%
--------------------------------------------------------------------------------
Class C      Return Before Taxes            -16.61%       -1.85%        -7.69%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
China          for fees, expenses, or
Index          taxes)                       -16.17%      -23.64%       -28.42%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
Hong           for fees, expenses
Kong           or taxes)
Index                                       -17.79%       -2.45%        -8.45%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
Taiwan         for fees, expenses
Index          or taxes)                    -24.45%      -11.03%       -14.16%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 9/3/97.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 93     94      95      96      97      98      99       00       01       02
--------------------------------------------------------------------------------
 n/a    n/a     n/a     n/a     n/a    -8.02   82.87   -24.33   -11.93   -15.22

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -28.31%, 3rd quarter, 2001.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At December 31, 2002, the Fund had approximately 62% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                               1             5          Since
                                              Year         Years     Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes            -20.74%       -7.44%        -8.01%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions             -20.74%       -7.88%        -8.44%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Fund Shares          -12.73%       -5.48%        -5.84%
--------------------------------------------------------------------------------
Class B      Return Before Taxes            -21.18%       -7.39%        -8.18%
--------------------------------------------------------------------------------
Class C      Return Before Taxes            -18.49%       -7.31%        -8.15%
--------------------------------------------------------------------------------
MSCI All     (reflects no
Country        deduction for
Asia           fees, expenses,
Pacific        or taxes)
Free Index                                   -8.34%       -3.33%        -6.53%
--------------------------------------------------------------------------------


* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for all Classes is 11/28/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 93     94      95      96      97      98      99       00       01       02
--------------------------------------------------------------------------------
 n/a    n/a    10.21   4.58   -35.10  -12.34  118.99   -40.40   -25.03   -17.25

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 38.96%, 4th quarter, 1999; and Worst Quarter was down -22.26%, 4th quarter, 2000.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund and Alliance Technology Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK


This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and Alliance Mid-Cap Growth Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. Alliance Health Care Fund, Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund and Alliance Balanced Shares. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                      Industry/  Capital- Interest                         Country or           Focused
                              Market  Sector     ization  Rate     Credit Foreign Currency Geographic Manage-   Portfolio Allocation
Fund                          Risk    Risk       Risk     Risk     Risk   Risk    Risk     Risk       ment Risk Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund  o                                                                       o          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund     o       o          o                        o        o                  o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund          o                  o        o        o      o        o                  o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund      o       o                                   o        o                  o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund          o                  o                                                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Mid-Cap Growth Fund  o                  o                                                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                   o                           o        o                                  o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares      o                           o        o                                  o                   o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund      o                                           o        o       o          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund            o                                           o        o       o          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund           o                                           o        o                  o          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                          o                  o                        o        o                  o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                          o                                           o        o       o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                          o                                           o        o       o          o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                          Class A Shares   Class B Shares   Class C Shares
                                          --------------   --------------   --------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)                  4.25%            None             None

Maximum Deferred Sales Charge (Load)           None             4.0%*            1.0%**
(as a percentage of original purchase
price or redemption proceeds, whichever
is lower)

Exchange Fee                                   None             None             None



* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.


** For Class C shares, the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES


The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Operating Expenses
--------------------------------------------------------------------------------


Alliance Premier
Growth Fund                                    Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .97%         .97%         .97%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                                .46%         .50%         .48%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.73%        2.47%        2.45%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         --------  --------     ---------    --------  ---------
After 1 year              $  593    $  650       $  250       $  348    $  248
After 3 years             $  947    $  970       $  770       $  764    $  764
After 5 years             $1,324    $1,316       $1,316       $1,306    $1,306
After 10 years            $2,379    $2,624(b)    $2,624(b)    $2,786    $2,786


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Health Care Fund                      Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .95%         .95%         .95%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                                .60%         .65%         .62%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.85%        2.60%        2.57%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+    Class B++     Class C+  Class C++
                         --------  --------    ---------     --------  ---------
After 1 year              $  605    $  663       $  263       $  360    $  260
After 3 years             $  982    $1,008       $  808       $  799    $  799
After 5 years             $1,383    $1,380       $1,380       $1,365    $1,365
After 10 years            $2,502    $2,752(b)    $2,752(b)    $2,905    $2,905


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Growth Fund                           Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .75%         .75%         .75%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                                .44%         .47%         .44%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.49%        2.22%        2.19%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  570    $  625       $  225       $  322    $  222
After 3 years             $  876    $  894       $  694       $  685    $  685
After 5 years             $1,204    $1,190       $1,190       $1,175    $1,175
After 10 years            $2,129    $2,370(b)    $2,370(b)    $2,524    $2,524


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Technology Fund                       Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .90%         .90%         .90%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                                .65%         .68%         .65%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.85%        2.58%        2.55%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  605    $  661       $  261       $  358    $  258
After 3 years             $  982    $ 1002       $  802       $  793    $  793
After 5 years             $1,383    $1,370       $1,370       $1,355    $1,355
After 10 years            $2,502    $2,737(b)    $2,737(b)    $2,885    $2,885


--------------------------------------------------------------------------------
Please refer to the footnotes on page 22.

                               Operating Expenses
--------------------------------------------------------------------------------


Alliance Quasar Fund                           Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .96%         .96%         .96%
   Distribution (12b-1) fees                     .27%        1.00%        1.00%
   Other expenses                                .69%         .76%         .75%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.92%        2.72%        2.71%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  612    $  675       $  275       $  374    $  274
After 3 years             $1,002    $1,044       $  844       $  841    $  841
After 5 years             $1,418    $1,440       $1,440       $1,435    $1,435
After 10 years            $2,573    $2,859(b)    $2,859(b)    $3,041    $3,041


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Mid-Cap
Growth Fund                                    Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .72%         .72%         .72%
   Distribution (12b-1) fees                     .22%        1.00%        1.00%
   Other expenses                                .40%         .48%         .44%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.34%        2.20%        2.16%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  556    $  623       $  223       $  319    $  219
After 3 years             $  831    $  888       $  688       $  676    $  676
After 5 years             $1,128    $1,180       $1,180       $1,159    $1,159
After 10 years            $1,969    $2,316(b)    $2,316(b)    $2,493    $2,493


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Growth and
Income Fund                                    Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .61%         .61%         .61%
   Distribution (12b-1) fees                     .28%        1.00%        1.00%
   Other expenses                                .25%         .27%         .25%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.14%        1.88%        1.86%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         --------  --------     ---------    --------  ---------
After 1 year              $  536    $  591       $  191       $  289    $  189
After 3 years             $  772    $  791       $  591       $  585    $  585
After 5 years             $1,026    $1,016       $1,016       $1,006    $1,006
After 10 years            $1,752    $2,008(b)    $2,008(b)    $2,180    $2,180


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Balanced Shares                       Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .50%         .50%         .50%
   Distribution (12b-1) fees                     .28%        1.00%        1.00%
   Other expenses                                .32%         .34%         .34%
                                                ----         ----         ----
   Total fund
      operating expenses                        1.10%        1.84%        1.84%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  532    $  587       $  187       $  287    $  187
After 3 years             $  760    $  779       $  579       $  579    $  579
After 5 years             $1,005    $  995       $  995       $  995    $  995
After 10 years            $1,708    $1,965(b)    $1,965(b)    $2,159    $2,159


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance New Europe Fund                       Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                               .99%         .99%         .99%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                                .81%         .89%         .85%
                                                ----         ----         ----
   Total fund
      operating expenses                        2.10%        2.88%        2.84%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  629    $  691       $  291       $  387    $  287
After 3 years             $1,055    $1,092       $  892       $  880    $  880
After 5 years             $1,506    $1,518       $1,518       $1,499    $1,499
After 10 years            $2,753    $3,020(b)    $3,020(b)    $3,166    $3,166


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Worldwide
Privatization Fund                             Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                              1.00%        1.00%        1.00%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                                .80%         .89%         .85%
                                                ----         ----         ----
   Total fund
      operating expenses                        2.10%        2.89%        2.85%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  629    $  692       $  292       $  388    $  288
After 3 years             $1,055    $1,095       $  895       $  883    $  883
After 5 years             $1,506    $1,523       $1,523       $1,504    $1,504
After 10 years            $2,753    $3,027(b)    $3,027(b)    $3,176    $3,176


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance International
Premier Growth Fund                             Class A     Class B      Class C
                                                -------     -------      -------
   Management fees                               1.00%       1.00%        1.00%
   Distribution (12b-1) fees                      .30%       1.00%        1.00%
   Other expenses                                1.17%       1.25%        1.20%
                                                 ----        ----         ----
   Total fund
      operating expenses                         2.47%       3.25%        3.20%
                                                 ====        ====         ====
   Waiver and/or expense
      reimbursement (a)                          0.00%       (0.05)%      0.00%
                                                 ----        ----         ----
                   Net expenses                  2.47%       3.20%        3.20%
                                                 ====        ====         ====


                                    Examples
--------------------------------------------------------------------------------

                           Class A   Class B+    Class B++   Class C+  Class C++
                           --------  --------    ---------   --------  ---------
After 1 year                $  664    $  723      $  323      $  423    $  323
After 3 years (c)           $1,162    $1,196      $  996      $  986    $  986
After 5 years (c)           $1,685    $1,693      $1,693      $1,674    $1,674
After 10 years (c)          $3,112    $3,368(b)   $3,368(b)   $3,503    $3,503


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Global
Small Cap Fund                                 Class A      Class B      Class C
                                               -------      -------      -------
   Management fees                              1.00%        1.00%        1.00%
   Distribution (12b-1) fees                     .30%        1.00%        1.00%
   Other expenses                               1.32%        1.42%        1.40%
                                                ----         ----         ----
   Total fund
      operating expenses                        2.62%        3.42%        3.40%
                                                ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                         Class A   Class B+     Class B++    Class C+  Class C++
                         -------   --------     ---------    --------  ---------
After 1 year              $  679    $  745       $  345       $  443    $  343
After 3 years             $1,205    $1,251       $1,051       $1,045    $1,045
After 5 years             $1,756    $1,779       $1,779       $1,769    $1,769
After 10 years            $3,253    $3,523(b)    $3,523(b)    $3,685    $3,685


--------------------------------------------------------------------------------
Please refer to the footnotes on page 22.

                               Operating Expenses
--------------------------------------------------------------------------------

Alliance Greater
China '97 Fund                             Class A       Class B       Class C
                                           -------       -------       -------
   Management fees                           1.00%         1.00%         1.00%
   Distribution (12b-1) fees                  .30%         1.00%         1.00%
   Other expenses                            9.52%         9.56%         9.28%
                                            -----         -----         -----
   Total fund
      operating expenses                    10.82%        11.56%        11.28%
                                            =====         =====         =====
   Waiver and/or expense
      reimbursement (a)                     (8.32)%       (8.36)%       (8.08)%
                                            =====         =====         =====
   Net expenses                              2.50%         3.20%         3.20%
                                            =====         =====         =====


                                    Examples
--------------------------------------------------------------------------------

                          Class A    Class B+     Class B++  Class C+  Class C++
                          --------   --------    ----------  --------  ---------
After 1 year               $  667     $  723      $  323      $  423    $  323
After 3 years (c)          $2,669     $2,725      $2,525      $2,478    $2,478
After 5 years (c)          $4,445     $4,447      $4,447      $4,370    $4,370
After 10 years (c)         $8,055     $8,174(b)   $8,174(b)   $8,154    $8,154


                               Operating Expenses
--------------------------------------------------------------------------------

Alliance All-Asia
Investment Fund                              Class A      Class B      Class C
                                             -------      -------      -------
   Management fees                            1.00%        1.00%        1.00%
   Distribution (12b-1) fees                   .30%        1.00%        1.00%
   Other expenses
      Administration fees                      .15%         .15%         .15%
      Other operating expenses                2.81%        2.96%        2.85%
                                              ----         ----         ----
   Total other expenses                       2.96%        3.11%        3.00%
                                              ----         ----         ----
   Total fund operating expenses              4.26%        5.11%        5.00%
                                              ====         ====         ====
   Waiver and/or expense
      reimbursement (a)                      (1.26)%      (1.41)%      (1.30)%
                                              ====         ====         ====
   Net expenses                               3.00%        3.70%        3.70%
                                              ====         ====         ====


                                    Examples
--------------------------------------------------------------------------------

                           Class A   Class B+    Class B++   Class C+  Class C++
                           -------   --------    ---------   --------  ---------
After 1 year                $  715    $  772      $  372      $  472    $  372
After 3 years (c)           $1,553    $1,607      $1,407      $1,385    $1,385
After 5 years (c)           $2,404    $2,438      $2,438      $2,398    $2,398
After 10 years (c)          $4,587    $4,845(b)   $4,845(b)   $4,931    $4,931



--------------------------------------------------------------------------------
+     Assumes redemption at end of period.

++    Assumes no redemption at end of period.


(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(b) Assumes Class B shares convert to Class A shares after eight years. (c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

Types of Securities

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES AND INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.


Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.


OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund

Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund

Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). As a matter of fundamental policy, the Fund will invest at least 80% of its assets in the securities of these companies. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase call and put options, including index put options, of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

Alliance Mid-Cap Growth Fund


Alliance MId-Cap Growth Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.


Prior to February 1, 2002, the Fund was known as The Alliance Fund.


TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

o make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes;

o subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund, but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may also invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will invest primarily in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the

U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund and Alliance Global Small Cap Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's and Alliance Global Small Cap Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.


Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for Alliance Mid-Cap Growth Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).


Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Growth and Income Fund, Alliance Quasar Fund and Alliance Balanced Shares may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund, Alliance Growth and Income Fund, Alliance Quasar Fund and Alliance Balanced Shares may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration.

Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance New Europe Fund and 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.


Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower- rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling more than $386 billion (of which approximately $140 billion represented assets of investment companies). As of September 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have more than 7 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                   Fee as a percentage of           Fiscal
Fund                             average daily net assets*        Year Ending
----                             ------------------------         ----------
Alliance Premier Growth Fund              .97%                     11/30/02
Alliance Health Care Fund                 .95                       6/30/02
Alliance Growth Fund                      .75                      10/31/02
Alliance Technology Fund                  .90                      11/30/02
Alliance Quasar Fund                      .96                       9/30/02
Alliance Mid-Cap Growth Fund              .72                      11/30/02
Alliance Growth and Income Fund           .61                      10/31/02
Alliance Balanced Shares                  .50                       7/31/02
Alliance New Europe Fund                  .99                       7/31/02
Alliance Worldwide
    Privatization Fund                   1.00                       6/30/02
Alliance International
    Premier Growth Fund                  1.00                      11/30/02
Alliance Global Small Cap Fund           1.00                       7/31/02
Alliance Greater China '97 Fund            -0-                      7/31/02
Alliance All-Asia Investment Fund          -0-                     10/31/02
--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                        Principal Occupation
                                                        During the Past
Fund                     Employee; Year; Title          Five (5) Years
--------------------------------------------------------------------------------
Alliance Premier         Alfred Harrison; since         *
Growth Fund              inception - Vice Chairman
                         of Alliance Capital
                         Management Corporation
                         (ACMC)**

                         Thomas G. Kamp; since 2003
                         - Senior Vice President        *

Alliance Health Care     Norman Fidel; since inception  *
Fund                     - Senior Vice President
                         of ACMC

Alliance Growth          Alan Levi; since 2000 -        *
Fund                     Senior Vice President of ACMC

Alliance Technology      Gerald T. Malone; since 1992   *
Fund                     - Senior Vice President
                         of ACMC

Alliance Quasar          Bruce Aronow; since 1999       Associated with
Fund                     - Senior Vice President        Alliance since 1999;
                         of ACMC                        prior thereto, Vice
                                                        President at Invesco
                                                        since 1998.

Alliance Mid-Cap         John L. Blundin; since 2001    *
Growth Fund              - Executive Vice
                         President of ACMC

                         Alan Levi; since 2001          *
                         - (see above)

                         Catherine Wood; since 2002     Associated with
                         - Senior Vice President        Alliance since 2001;
                         of ACMC                        prior thereto,
                                                        general partner and
                                                        portfolio manager with
                                                        Tupelo Capital
                                                        Management since prior
                                                        to 1998.

Alliance Growth and      Paul Rissman; since 1994       *
Income Fund              - Senior Vice President
                         of ACMC

                         Craig Ayers; since 2002        *
                         -Vice President of ACMC

                           Aryeh Glatter; since 2002 *
                         -Senior Vice President
                         of ACMC

                         Susanne M. Lent; since 2002    *
                         -Senior Vice President
                         of ACMC

Alliance Balanced        Paul Rissman; since 1997       *
Shares                   - (see above)

Alliance New             Stephen Beinhacker; since      *
Europe Fund              1997 - Senior Vice President
                         of ACMC

Alliance Worldwide       Edward Baker III; since 2002   *
Privatization Fund       Senior Vice President of ACMC

Alliance International   Guru M. Baliga; since 2001     Associated with
Premier Growth           - Senior Vice President        Alliance since 1998.
Fund                     of ACMC

Alliance Global          Bruce Aronow; since 1999       (see above)
Small Cap Fund           - (see above)

                         Edward Baker III; since 2002   *
                         - (see above)

Alliance Greater         Matthew W.S. Lee; since 1997   *
China '97 Fund           - Vice President of ACMC

Alliance All-Asia        Hiroshi Motoki; since 1998     *
Investment Fund          - Senior Vice President
                         of ACMC and director of
                         Japanese/Asian Equity
                         research

                         Manish Singhai; since 2000 Associated with - Vice President of ACMC Alliance since 1998.
--------------------------------------------------------------------------------

* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
** The sole general partner of Alliance.


Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of December 31, 2002, the assets in the Historical Portfolios totaled approximately $3.3 billion and the average size of an institutional account in the Historical Portfolio was approximately $172 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts, calculated on a quarterly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research

("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance -  Historical Portfolios*


              Premier      Premier                                   Russell
               Growth      Growth         Historical    S&P 500       1000
                Fund        Fund          Portfolios    Index         Growth
              (Class A  (Class A with       Total       Total         Index
               at NAV)    Sales Load)      Return**     Return     Total Return
Year ended
December 31:

2002*** ..... (32.38)%    (35.25)%         (30.36)%    (22.09)%     (27.88)%
2001*** ..... (23.92)     (27.17)          (23.43)     (11.88)      (20.42)
2000*** ..... (19.87)     (23.28)          (18.19)      (9.10)      (22.42)
1999*** .....  28.98       23.51            29.66       21.03        33.16
1998*** .....  49.31       42.97            52.16       28.60        38.71
1997*** .....  32.67       27.05            34.65       33.36        30.49
1996*** .....  24.14       18.84            22.06       22.96        23.12
1995*** .....  46.87       40.66            39.83       37.58        37.19
1994 ........  (5.80)      (9.78)           (4.79)       1.32         2.66
1993 ........   9.98        5.35            10.54       10.08         2.90
1992 ........    --          --             12.18        7.62         5.00
1991 ........    --          --             38.91       30.47        41.16
1990 ........    --          --             (1.57)      (3.10)       (0.26)
1989 ........    --          --             38.80       31.69        35.92
1988 ........    --          --             10.88       16.61        11.27
1987 ........    --          --              8.49        5.25         5.31
1986 ........    --          --             27.40       18.67        15.36
1985 ........    --          --             37.41       31.73        32.85
1984 ........    --          --             (3.31)       6.27        (0.95)
1983 ........    --          --             20.80       22.56        15.98
1982 ........    --          --             28.02       21.55        20.46
1981 ........    --          --             (1.09)      (4.92)      (11.31)
1980 ........    --          --             50.73       32.50        39.57
1979 ........    --          --             30.76       18.61        23.91

                      Premier       Premier                                   Russell
                      Growth        Growth       Historical                    1000
                       Fund          Fund        Portfolios     S&P 500       Growth
                     (Class A    (Class A with     Total         Index         Index
                      at NAV)     Sales Load)     Return**    Total Return  Total Return
Cumulative
                                  total return
                                 for the period
January 1, 1979
to December 31,
2002 ...............  --            --             2,620%       1,882%        1,366%
--------------------------------------------------------------------------------


* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge and without the imposition of sales charges.
** Net of all fees charged by Alliance.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 2002 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                    Premier      Premier
                    Growth       Growth                                 Russell
                     Fund         Fund                                   1000
                   (Class A   (Class A with   Historical     S&P 500    Growth
                    at NAV)    Sales Load)    Portfolios      Index      Index

One year            (32.38)%     (35.25)%       (30.36)%     (22.09)%   (27.88)%
Three years         (25.58)      (26.65)        (24.16)      (14.54)    (23.64)
Five years           (4.51)       (5.34)         (2.96)       (0.58)     (3.84)
Ten years             7.12         6.66           7.61         9.34       6.70
Since January 1,
1979                    --           --          14.76        13.25      11.84
--------------------------------------------------------------------------------


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.


Litigation. On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance Capital Management L.P. ("Alliance") and Alliance Premier Growth Fund alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Alliance Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Alliance Premier Growth Fund purchased shares of Enron and as a consequence thereof the investment advisory fees paid to Alliance by Alliance Premier Growth Fund should be returned as a means of recovering for Alliance Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of certain fees paid by Alliance Premier Growth Fund to Alliance. On December 21, 2001, a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in federal district court in the Middle District of Florida, Tampa Division, against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On March 13, 2002, the court granted the defendants' motion to transfer the Roy Complaint to federal district court in the District of New Jersey. On December 26, 2001, a complaint entitled Roffe
v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. On March 6, 2002, a complaint entitled Gissen v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Gissen Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Gissen Complaint are virtually identical to the Benak Complaint. On July 11, 2002, a complaint entitled Pfeiffer v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Pfeiffer Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Pfeiffer Complaint are virtually identical to the Benak Complaint. On May 8, 2002, the court granted the motion of the plaintiffs in the Benak, Roy, Roffe, Tatem and Gissen cases to consolidate those complaints. On January 6, 2003, plaintiffs filed a Consolidated Amended Complaint Alliance and Alliance Premier Growth Fund believe that plaintiff's allegations are without merit and intend to vigorously defend against the allegations.

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and Alliance Premier Growth Fund, alleging violation of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to Alliance Premier Growth Fund by causing Alliance Premier Growth Fund to invest in the securities of Enron and that the agreements between the Alliance Premier Growth and Alliance violated the 1940 Act because all of the directors of Alliance Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to Alliance Premier Growth Fund's losses as a result of Alliance Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. Alliance, Alliance Premier Growth Fund and Harrison believe that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins

Complaint") was filed in federal district court in the Southern Dsitrict of New York against Alliance, Alliance Premier Growth Fund and individual directors and certain officers of Alliance Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because Alliance Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of Alliance Premier Growth Fund in relation to Alliance Premier Growth Fund's investments, including Alliance Premier Growth Fund's investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance, Alliance Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements, for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:

        - Initial:                                $1,000
        - Subsequent:                             $   50
        - Automatic Investment Program:           $   25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


o     Selling Shares Through Your Broker


Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.


o     Selling Shares Directly to the Fund

By Mail:

      - Send a signed letter of instruction or stock power, along with certificates, to:


                        Alliance Global Investor Services
                                P.O. Box 786003
                           San Antonio, TX 78278-6003

      -     For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230


      - For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries,fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      - You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      - A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      - If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      - Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      - Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Share Classes. The Funds offer three classes of shares through this Prospectus.


Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at NAV with an initial sales charge as follows:

                                         Initial Sales Charge

                                        As % of        As % of       Commission
                                       Net Amount      Offering       to Dealer/
                                        Invested        Price         Agent as
                                                                            % of
                                                                        Offering
Amount Purchased                                                       Price
--------------------------------------------------------------------------------
Up to $100,000                            4.44%          4.25%         4.00%
$100,000 up to $250,000                   3.36           3.25          3.00
$250,000 up to $500,000                   2.30           2.25          2.00
$500,000 up to $1,000,000                 1.78           1.75          1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

               Years Since Purchase          CDSC
               First                         4.0%
               Second                        3.0%
               Third                         2.0%
               Fourth                        1.0%
               Fifth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                             Rule 12b-1 Fee (As a Percentage of
                             Aggregate Average Daily Net Assets)
Class A                                    .30%*
Class B                                    1.00%
Class C                                    1.00%
--------------------------------------------------------------------------------

* The fee under the Rule 12b-1 Plan for the Class A shares of Alliance Growth Fund and Alliance Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of Alliance Growth Fund currently limit the payments to .30%. The Directors of Alliance Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for Alliance Mid-Cap Growth Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                            Income from Investment Operations               Less Dividends and Distributions
                                     ---------------------------------------------  ------------------------------------------------
                                                         Net Gains
                           Net Asset                    or Losses on                Dividends   Distributions   Tax
                             Value,                      Investments    Total from   from Net    in Excess of  Return  Distributions
                           Beginning  Net Investment   (both realized   Investment  Investment  Net Investment   of        from
  Fiscal Year or Period    of Period Income (Loss)(a)  and unrealized)  Operations    Income        Income     Capital Capital Gains
  ---------------------    --------- ----------------  ---------------  ----------  ----------  -------------- ------- -------------
Alliance Premier
Growth Fund
  Class A
  Year ended 11/30/02 ...    $ 20.24      $ (.19)           $(4.98)      $(5.17)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 11/30/01 ...      29.51        (.19)            (6.43)       (6.62)       0.00           0.00        0.00      (2.38)
  Year ended 11/30/00 ...      35.82        (.26)            (3.69)       (3.95)       0.00           0.00        0.00      (2.36)
  Year ended 11/30/99 ...      27.50        (.28)             9.21         8.93        0.00           0.00        0.00       (.61)
  Year ended 11/30/98 ...      22.00        (.15)             7.11         6.96        0.00           0.00        0.00      (1.46)
  Class B
  Year ended 11/30/02 ...    $ 18.78      $ (.29)           $(4.61)      $(4.90)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 11/30/01 ...      27.76        (.35)            (5.98)       (6.33)       0.00           0.00        0.00      (2.38)
  Year ended 11/30/00 ...      34.05        (.48)            (3.45)       (3.93)       0.00           0.00        0.00      (2.36)
  Year ended 11/30/99 ...      26.33        (.48)             8.81         8.33        0.00           0.00        0.00       (.61)
  Year ended 11/30/98 ...      21.26        (.30)             6.83         6.53        0.00           0.00        0.00      (1.46)
  Class C
  Year ended 11/30/02 ...    $ 18.81      $ (.29)           $(4.62)      $(4.91)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 11/30/01 ...      27.80        (.35)            (5.99)       (6.34)       0.00           0.00        0.00      (2.38)
  Year ended 11/30/00 ...      34.09        (.48)            (3.45)       (3.93)       0.00           0.00        0.00      (2.36)
  Year ended 11/30/99 ...      26.36        (.49)             8.83         8.34        0.00           0.00        0.00       (.61)
  Year ended 11/30/98 ...      21.29        (.31)             6.84         6.53        0.00           0.00        0.00      (1.46)

Alliance Health Care
Fund
  Class A
  Year ended 6/30/02 ....    $ 11.20      $ (.12)           $(1.22)      $(1.34)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 6/30/01 ....      12.40        (.11)            (1.00)       (1.11)       0.00           0.00        0.00       (.08)
  8/27/99++ to 6/30/00 ..      10.00        (.06)(b)          2.46         2.40        0.00           0.00        0.00       0.00
  Class B
  Year ended 6/30/02 ....    $ 11.05      $ (.20)           $(1.19)      $(1.39)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 6/30/01 ....      12.33        (.19)            (1.00)       (1.19)       0.00           0.00        0.00       (.08)
  8/27/99++ to 6/30/00 ..      10.00        (.13)(b)          2.46         2.33        0.00           0.00        0.00       0.00
  Class C
  Year ended 6/30/02 ....    $ 11.05      $ (.20)           $(1.19)      $(1.39)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 6/30/01 ....      12.33        (.19)            (1.00)       (1.19)       0.00           0.00        0.00       (.08)
  8/27/99++ to 6/30/00 ..      10.00        (.12)(b)          2.45         2.33        0.00           0.00        0.00       0.00

Alliance Growth Fund
  Class A
  Year ended 10/31/02 ...    $ 27.40      $ (.28)           $(4.56)      $(4.84)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 10/31/01 ...      52.42        (.22)           (19.10)      (19.32)       0.00           0.00        0.00      (5.70)
  Year ended 10/31/00 ...      56.32        (.17)             3.71         3.54        0.00           0.00        0.00      (7.44)
  Year ended 10/31/99 ...      47.17        (.15)            13.01        12.86        0.00           0.00        0.00      (3.71)
  Year ended 10/31/98 ...      43.95        (.05)             6.18         6.13        0.00           0.00        0.00      (2.91)
  Class B
  Year ended 10/31/02 ...    $ 19.56      $ (.34)           $(3.24)      $(3.58)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 10/31/01 ...      39.49        (.34)           (13.89)      (14.23)       0.00           0.00        0.00      (5.70)
  Year ended 10/31/00 ...      44.40        (.43)             2.96         2.53        0.00           0.00        0.00      (7.44)
  Year ended 10/31/99 ...      38.15        (.42)            10.38         9.96        0.00           0.00        0.00      (3.71)
  Year ended 10/31/98 ...      36.31        (.31)             5.06         4.75        0.00           0.00        0.00      (2.91)
  Class C
  Year ended 10/31/02 ...    $ 19.58      $ (.33)           $(3.25)      $(3.58)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 10/31/01 ...      39.52        (.34)           (13.90)      (14.24)       0.00           0.00        0.00      (5.70)
  Year ended 10/31/00 ...      44.42        (.43)             2.97         2.54        0.00           0.00        0.00      (7.44)
  Year ended 10/31/99 ...      38.17        (.42)            10.38         9.96        0.00           0.00        0.00      (3.71)
  Year ended 10/31/98 ...      36.33        (.31)             5.06         4.75        0.00           0.00        0.00      (2.91)

Alliance Technology
Fund
  Class A
  Year ended 11/30/02 ...    $ 67.05      $ (.87)           $(22.70)    $(23.57)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 11/30/01 ...      95.32        (.82)            (21.17)     (21.99)       0.00           0.00        0.00      (5.86)
  Year ended 11/30/00 ...     111.46       (1.35)            (10.75)     (12.10)       0.00           0.00        0.00      (4.04)
  Year ended 11/30/99 ...      68.60        (.99)             49.02       48.03        0.00           0.00        0.00      (5.17)
  Year ended 11/30/98 ...      54.44        (.68)             15.42       14.74        0.00           0.00        0.00       (.58)
  Class B
  Year ended 11/30/02 ...    $ 62.27      $(1.16)           $(21.05)    $(22.21)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 11/30/01 ...      89.59       (1.28)            (19.76)     (21.04)       0.00           0.00        0.00       (5.86)
  Year ended 11/30/00 ...     105.73       (2.17)             (9.93)     (12.10)       0.00           0.00        0.00      (4.04)
  Year ended 11/30/99 ...      65.75       (1.54)             46.69       45.15        0.00           0.00        0.00      (5.17)
  Year ended 11/30/98 ...      52.58       (1.08)             14.83       13.75        0.00           0.00        0.00       (.58)
  Class C
  Year ended 11/30/02 ...    $ 62.25      $(1.15)           $(21.03)    $(22.18)     $ 0.00         $ 0.00      $ 0.00     $ 0.00
  Year ended 11/30/01 ...      89.55       (1.28)            (19.74)     (21.02)       0.00           0.00        0.00      (5.86)
  Year ended 11/30/00 ...     105.69       (2.19)             (9.91)     (12.10)       0.00           0.00        0.00      (4.04)
  Year ended 11/30/99 ...      65.74       (1.57)             46.69       45.12        0.00           0.00        0.00      (5.17)
  Year ended 11/30/98 ...      52.57       (1.08)             14.83       13.75        0.00           0.00        0.00       (.58)

                                Less Distributions                                        Ratios/Supplemental Data
                            ----------------------------                      ------------------------------------------------------
                                               Total      Net Asset                             Ratio of    Ratio of Net
                            Distributions    Dividends      Value,   Total      Net Assets,     Expenses    Income (Loss)  Portfolio
                             in Excess of       and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period     Capital Gains  Distributions   Period     (c)     (000's omitted)   Net Assets    Net Assets      Rate
  ---------------------     -------------  -------------  ---------  ------  ----------------   ----------  -------------  ---------
Alliance Premier
Growth Fund
  Class A
  Year ended 11/30/02 ...      $  0.00        $  0.00      $ 15.07   (25.54)%    $2,098,623        1.73%        (1.09)%        93%
  Year ended 11/30/01 ...         (.27)         (2.65)       20.24   (24.90)      3,556,040        1.53          (.83)        135
  Year ended 11/30/00 ...         0.00          (2.36)       29.51   (11.91)      4,817,131        1.44          (.71)        125
  Year ended 11/30/99 ...         0.00           (.61)       35.82    33.13       4,285,490        1.50          (.85)         75
  Year ended 11/30/98 ...         0.00          (1.46)       27.50    33.94       1,418,262        1.59(e)       (.59)         82
  Class B
  Year ended 11/30/02 ...      $  0.00        $  0.00      $ 13.88   (26.09)%    $3,080,955        2.47%        (1.84)%        93%
  Year ended 11/30/01 ...         (.27)         (2.65)       18.78   (25.48)      5,774,836        2.25         (1.59)        135
  Year ended 11/30/00 ...         0.00          (2.36)       27.76   (12.51)      8,797,132        2.13         (1.40)        125
  Year ended 11/30/99 ...         0.00           (.61)       34.05    32.30       8,161,471        2.18         (1.53)         75
  Year ended 11/30/98 ...         0.00          (1.46)       26.33    33.04       2,799,288        2.28(e)      (1.27)         82
  Class C
  Year ended 11/30/02 ...      $  0.00        $  0.00      $ 13.90   (26.10)%    $1,116,314        2.45%        (1.81)%        93%
  Year ended 11/30/01 ...         (.27)         (2.65)       18.81   (25.48)      2,173,671        2.26         (1.59)        135
  Year ended 11/30/00 ...         0.00          (2.36)       27.80   (12.49)      3,361,307        2.13         (1.40)        125
  Year ended 11/30/99 ...         0.00           (.61)       34.09    32.31       2,965,440        2.18         (1.53)         75
  Year ended 11/30/98 ...         0.00          (1.46)       26.36    32.99         862,193        2.28(e)      (1.30)         82

Alliance Health Care
Fund
  Class A
  Year ended 6/30/02 ....      $  0.00        $  0.00      $  9.86   (11.96)%    $   63,973        1.85%        (1.13)%         9%
  Year ended 6/30/01 ....         (.01)          (.09)       11.20    (9.10)         76,827        1.73          (.90)          8
  8/27/99++ to 6/30/00 ..         0.00           0.00        12.40    24.00          55,412        1.92*(d)      (.67)*(b)     26
  Class B
  Year ended 6/30/02 ....      $  0.00        $  0.00      $  9.66   (12.58)%    $  163,340        2.60%        (1.87)%         9%
  Year ended 6/30/01 ....         (.01)          (.09)       11.05    (9.81)        203,620        2.46         (1.63)          8
  8/27/99++ to 6/30/00 ..         0.00           0.00        12.33    23.30         144,659        2.64*(d)     (1.40)*(b)     26
  Class C
  Year ended 6/30/02 ....      $  0.00        $  0.00      $  9.66   (12.58)%    $   41,268        2.57%        (1.84)%         9%
  Year ended 6/30/01 ....         (.01)          (.09)       11.05    (9.81)         57,405        2.44         (1.60)          8
  8/27/99++ to 6/30/00 ..         0.00           0.00        12.33    23.30          44,582        2.63*(d)     (1.38)*(b)     26

Alliance Growth Fund
  Class A
  Year ended 10/31/02 ...      $  0.00        $  0.00      $ 22.56   (17.66)%    $  715,438        1.49%        (1.04)%        41%
  Year ended 10/31/01 ...         0.00          (5.70)       27.40   (40.50)        874,604        1.28          (.61)        115
  Year ended 10/31/00 ...         0.00          (7.44)       52.42     5.96       1,656,689        1.14          (.30)         58
  Year ended 10/31/99 ...         0.00          (3.71)       56.32    28.69       1,441,962        1.18          (.28)         62
  Year ended 10/31/98 ...         0.00          (2.91)       47.17    14.56       1,008,093        1.22(e)       (.11)         61
  Class B
  Year ended 10/31/02 ...      $  0.00        $  0.00      $ 15.98   (18.30)%    $1,131,628        2.22%        (1.77)%        41%
  Year ended 10/31/01 ...         0.00          (5.70)       19.56   (40.93)      2,233,260        2.00         (1.31)        115
  Year ended 10/31/00 ...         0.00          (7.44)       39.49     5.18       5,042,755        1.86         (1.02)         58
  Year ended 10/31/99 ...         0.00          (3.71)       44.40    27.79       5,265,153        1.90         (1.00)         62
  Year ended 10/31/98 ...         0.00          (2.91)       38.15    13.78       4,230,756        1.94(e)       (.83)         61
  Class C
  Year ended 10/31/02 ...      $  0.00        $  0.00      $ 16.00   (18.28)%    $  239,940        2.19%        (1.74)%        41%
  Year ended 10/31/01 ...         0.00          (5.70)       19.58   (40.92)        419,382        1.98         (1.29)        115
  Year ended 10/31/00 ...         0.00          (7.44)       39.52     5.20         959,043        1.85         (1.02)         58
  Year ended 10/31/99 ...         0.00          (3.71)       44.42    27.78         923,483        1.90         (1.00)         62
  Year ended 10/31/98 ...         0.00          (2.91)       38.17    13.76         718,688        1.93(e)       (.83)         61

Alliance Technology
Fund
  Class A
  Year ended 11/30/02 ...      $  0.00        $  0.00      $ 43.48   (35.15)%    $1,096,744        1.85%        (1.64)%       117%
  Year ended 11/30/01 ...         (.42)         (6.28)       67.05   (24.90)      1,926,473        1.58         (1.08)         55
  Year ended 11/30/00 ...         0.00          (4.04)       95.32   (11.48)      2,650,904        1.50          (.98)         46
  Year ended 11/30/99 ...         0.00          (5.17)      111.46    74.67       2,167,060        1.68(e)      (1.11)         54
  Year ended 11/30/98 ...         0.00           (.58)       68.60    27.36         824,636        1.66(e)      (1.13)         67
  Class B
  Year ended 11/30/02 ...      $  0.00        $  0.00      $ 40.06   (35.67)%    $1,539,144        2.58%        (2.37)%       117%
  Year ended 11/30/01 ...         (.42)         (6.28)       62.27   (25.46)      3,092,947        2.31         (1.80)         55
  Year ended 11/30/00 ...         0.00          (4.04)       89.59   (12.12)      4,701,567        2.20         (1.68)         46
  Year ended 11/30/99 ...         0.00          (5.17)      105.73    73.44       3,922,584        2.39(e)      (1.83)         54
  Year ended 11/30/98 ...         0.00           (.58)       65.75    26.44       1,490,578        2.39(e)      (1.86)         67
  Class C
  Year ended 11/30/02 ...      $  0.00        $  0.00      $ 40.07   (35.63)%    $  410,649        2.55%        (2.34)%       117%
  Year ended 11/30/01 ...         (.42)         (6.28)       62.25   (25.45)        835,406        2.30         (1.80)         55
  Year ended 11/30/00 ...         0.00          (4.04)       89.55   (12.13)      1,252,765        2.21         (1.69)         46
  Year ended 11/30/99 ...         0.00          (5.17)      105.69    73.40         907,707        2.41(e)      (1.85)         54
  Year ended 11/30/98 ...         0.00           (.58)       65.74    26.44         271,320        2.40(e)      (1.87)         67


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 58 and 59.


                                     50 & 51

                                            Income from Investment Operations               Less Dividends and Distributions
                                     ---------------------------------------------  ------------------------------------------------
                                                         Net Gains
                           Net Asset                    or Losses on                Dividends   Distributions   Tax
                             Value,                      Investments    Total from   from Net    in Excess of  Return  Distributions
                           Beginning  Net Investment   (both realized   Investment  Investment  Net Investment   of        from
  Fiscal Year or Period    of Period Income (Loss)(a)  and unrealized)  Operations    Income        Income     Capital Capital Gains
  ---------------------    --------- ----------------  ---------------  ----------  ----------  -------------- ------- -------------
Alliance Quasar Fund
  Class A
  Year ended 9/30/02 ....    $16.25      $ (.30)           $(2.61)        $(2.91)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 9/30/01 ....     30.76        (.35)           (11.46)        (11.81)       0.00          0.00       0.00       (.72)
  Year ended 9/30/00 ....     23.84        (.38)             7.30           6.92        0.00          0.00       0.00       0.00
  Year ended 9/30/99 ....     22.27        (.22)             2.80           2.58        0.00          0.00       0.00      (1.01)
  Year ended 9/30/98 ....     30.37        (.17)            (6.70)         (6.87)       0.00          0.00       0.00      (1.23)
  Class B
  Year ended 9/30/02 ....    $14.11      $ (.39)           $(2.23)        $(2.62)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 9/30/01 ....     27.30        (.45)           (10.04)        (10.49)       0.00          0.00       0.00       (.72)
  Year ended 9/30/00 ....     21.32        (.52)             6.50           5.98        0.00          0.00       0.00       0.00
  Year ended 9/30/99 ....     20.17        (.37)             2.53           2.16        0.00          0.00       0.00      (1.01)
  Year ended 9/30/98 ....     27.83        (.36)            (6.07)         (6.43)       0.00          0.00       0.00      (1.23)
  Class C
  Year ended 9/30/02 ....    $14.13      $ (.39)           $(2.24)        $(2.63)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 9/30/01 ....     27.32        (.45)           (10.04)        (10.49)       0.00          0.00       0.00       (.72)
  Year ended 9/30/00 ....     21.34        (.52)             6.50           5.98        0.00          0.00       0.00       0.00
  Year ended 9/30/99 ....     20.18        (.36)             2.53           2.17        0.00          0.00       0.00      (1.01)
  Year ended 9/30/98 ....     27.85        (.35)            (6.09)         (6.44)       0.00          0.00       0.00      (1.23)

Alliance Mid-Cap Growth
Fund
  Class A
  Year ended 11/30/02 ...    $ 4.79      $ (.04)           $(1.05)        $(1.09)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 11/30/01 ...      5.83        (.04)             (.71)          (.75)       0.00          0.00       0.00       (.29)
  Year ended 11/30/00 ...      7.55        (.04)            (1.04)         (1.08)       0.00          0.00       0.00       (.64)
  Year ended 11/30/99 ...      5.97        (.03)             2.00           1.97        0.00          0.00       0.00       (.39)
  Year ended 11/30/98 ...      8.70        (.02)             (.54)          (.56)       0.00          0.00       0.00      (2.17)
  Class B
  Year ended 11/30/02 ...    $ 4.22      $ (.07)           $ (.92)        $ (.99)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 11/30/01 ...      5.21        (.07)             (.63)          (.70)       0.00          0.00       0.00       (.29)
  Year ended 11/30/00 ...      6.87        (.09)             (.93)         (1.02)       0.00          0.00       0.00       (.64)
  Year ended 11/30/99 ...      5.51        (.07)             1.82           1.75        0.00          0.00       0.00       (.39)
  Year ended 11/30/98 ...      8.25        (.07)             (.50)          (.57)       0.00          0.00       0.00      (2.17)
  Class C
  Year ended 11/30/02 ...    $ 4.21      $ (.06)           $ (.93)        $ (.99)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 11/30/01 ...      5.20        (.07)             (.63)          (.70)       0.00          0.00       0.00       (.29)
  Year ended 11/30/00 ...      6.86        (.09)             (.93)         (1.02)       0.00          0.00       0.00       (.64)
  Year ended 11/30/99 ...      5.50        (.08)             1.83           1.75        0.00          0.00       0.00       (.39)
  Year ended 11/30/98 ...      8.26        (.07)             (.52)          (.59)       0.00          0.00       0.00      (2.17)

Alliance Growth and
Income Fund
  Class A
  Year ended 10/31/02 ...    $ 3.42      $ (.03)           $ (.71)        $ (.68)     $ (.02)       $ 0.00     $ (.02)    $ (.10)
  Year ended 10/31/01 ...      4.07         .02              (.39)          (.37)       (.04)         0.00       0.00       (.24)
  Year ended 10/31/00 ...      3.70         .04               .54            .58        (.04)         0.00       0.00       (.17)
  Year ended 10/31/99 ...      3.44         .03               .62            .65        (.03)         (.01)      0.00       (.35)
  Year ended 10/31/98 ...      3.48         .03               .43            .46        (.04)         0.00       0.00       (.46)
  Class B
  Year ended 10/31/02 ...    $ 3.37      $  .00            $ (.69)        $ (.69)     $ (.01)       $ 0.00     $ (.01)    $ (.10)
  Year ended 10/31/01 ...      4.02         .00              (.39)          (.39)       (.02)         0.00       0.00       (.24)
  Year ended 10/31/00 ...      3.66         .01               .54            .55        (.02)         0.00       0.00       (.17)
  Year ended 10/31/99 ...      3.41         .00               .62            .62        0.00          (.02)      0.00       (.35)
  Year ended 10/31/98 ...      3.45         .01               .43            .44        (.02)         0.00       0.00       (.46)
  Class C
  Year ended 10/31/02 ...    $ 3.37      $  .00            $ (.68)        $ (.68)     $ (.01)       $ 0.00     $ (.01)    $ (.10)
  Year ended 10/31/01 ...      4.02         .00              (.39)          (.39)       (.02)         0.00       0.00       (.24)
  Year ended 10/31/00 ...      3.66         .01               .54            .55        (.02)         0.00       0.00       (.17)
  Year ended 10/31/99 ...      3.41         .00               .62            .62        0.00          (.02)      0.00       (.35)
  Year ended 10/31/98 ...      3.45         .01               .43            .44        (.02)         0.00       0.00       (.46)

                                Less Distributions                                        Ratios/Supplemental Data
                            ----------------------------                      ------------------------------------------------------
                                               Total      Net Asset                             Ratio of    Ratio of Net
                            Distributions    Dividends      Value,   Total      Net Assets,     Expenses    Income (Loss)  Portfolio
                             in Excess of       and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period     Capital Gains  Distributions   Period     (c)     (000's omitted)   Net Assets    Net Assets      Rate
  ---------------------     -------------  -------------  ---------  ------  ----------------   ----------  -------------  ---------
Alliance Quasar Fund
  Class A
  Year ended 9/30/02 ....      $ 0.00         $ 0.00        $13.34   (17.91)%   $ 156,340         1.92%         (1.71)%        98%
  Year ended 9/30/01 ....       (1.98)         (2.70)        16.25   (41.42)      232,456         1.79          (1.58)        109
  Year ended 9/30/00 ....        0.00           0.00         30.76    29.03       458,008         1.68(e)       (1.39)        160
  Year ended 9/30/99 ....        0.00          (1.01)        23.84    11.89       517,289         1.69(e)        (.90)         91
  Year ended 9/30/98 ....        0.00          (1.23)        22.27   (23.45)      495,070         1.61(e)        (.59)        109
  Class B
  Year ended 9/30/02 ....      $ 0.00         $ 0.00        $11.49   (18.57)%   $ 159,791         2.72%         (2.50)%        98%
  Year ended 9/30/01 ....       (1.98)         (2.70)        14.11   (41.88)      257,161         2.57          (2.36)        109
  Year ended 9/30/00 ....        0.00           0.00         27.30    28.05       546,302         2.44(e)       (2.16)        160
  Year ended 9/30/99 ....        0.00          (1.01)        21.32    11.01       587,919         2.46(e)       (1.68)         91
  Year ended 9/30/98 ....        0.00          (1.23)        20.17   (24.03)      625,147         2.39(e)       (1.36)        109
  Class C
  Year ended 9/30/02 ....      $ 0.00         $ 0.00        $11.50   (18.61)%   $  37,256         2.71%         (2.49)%        98%
  Year ended 9/30/01 ....       (1.98)         (2.70)        14.13   (41.85)       60,925         2.56          (2.35)        109
  Year ended 9/30/00 ....        0.00           0.00         27.32    28.02       137,242         2.43(e)       (2.12)        160
  Year ended 9/30/99 ....        0.00          (1.01)        21.34    11.05       168,120         2.45(e)       (1.66)         91
  Year ended 9/30/98 ....        0.00          (1.23)        20.18   (24.05)      182,110         2.38(e)       (1.35)        109

Alliance Mid-Cap Growth
Fund
  Class A
  Year ended 11/30/02 ...      $ 0.00         $ 0.00        $ 3.70   (22.76)%   $ 469,570         1.34%         (1.03)%       183%
  Year ended 11/30/01 ...        0.00           (.29)         4.79   (13.64)      686,445         1.22           (.69)        226
  Year ended 11/30/00 ...        0.00           (.64)         5.83   (15.73)      856,956         1.04           (.55)         86
  Year ended 11/30/99 ...        0.00           (.39)         7.55    35.37     1,128,166         1.06           (.41)         97
  Year ended 11/30/98 ...        0.00          (2.17)         5.97    (8.48)      953,181         1.03           (.36)        106
  Class B
  Year ended 11/30/02 ...      $ 0.00         $ 0.00        $ 3.23   (23.46)%   $  41,096         2.20%         (1.89)%       183%
  Year ended 11/30/01 ...        0.00           (.29)         4.22   (14.34)       61,816         2.08          (1.54)        226
  Year ended 11/30/00 ...        0.00           (.64)         5.21   (16.48)       81,569         1.87          (1.39)         86
  Year ended 11/30/99 ...        0.00           (.39)         6.87    34.24       101,858         1.89          (1.23)         97
  Year ended 11/30/98 ...        0.00          (2.17)         5.51    (9.27)       85,456         1.84          (1.17)        106
  Class C
  Year ended 11/30/02 ...      $ 0.00         $ 0.00        $ 3.22   (23.52)%   $  10,860         2.16%         (1.85)%       183%
  Year ended 11/30/01 ...        0.00           (.29)         4.21   (14.37)       15,391         2.04          (1.51)        226
  Year ended 11/30/00 ...        0.00           (.64)         5.20   (16.51)       20,068         1.86          (1.34)         86
  Year ended 11/30/99 ...        0.00           (.39)         6.86    34.31        28,025         1.86          (1.22)         97
  Year ended 11/30/98 ...        0.00          (2.17)         5.50    (9.58)       21,231         1.84          (1.18)        106

Alliance Growth and
Income Fund
  Class A
  Year ended 10/31/02 ...      $ 0.00         $ (.14)       $ 2.60   (20.89)%  $2,553,700         1.14%           .83%         75%
  Year ended 10/31/01 ...        0.00           (.28)         3.42    (9.49)    2,914,367         1.09            .64          67
  Year ended 10/31/00 ...        0.00           (.21)         4.07    16.76     2,128,381          .91            .96          53
  Year ended 10/31/99 ...        0.00           (.39)         3.70    20.48     1,503,874          .93            .87          48
  Year ended 10/31/98 ...        0.00           (.50)         3.44    14.70       988,965          .93(e)         .96          89
  Class B
  Year ended 10/31/02 ...      $ 0.00         $ (.12)       $ 2.56   (21.52)%  $2,484,499         1.88%           .07%         75%
  Year ended 10/31/01 ...        0.00           (.26)         3.37   (10.22)    3,360,119         1.84           (.11)         67
  Year ended 10/31/00 ...        0.00           (.19)         4.02    15.93     2,567,250         1.67            .20          53
  Year ended 10/31/99 ...        0.00           (.37)         3.66    19.56     1,842,045         1.70            .09          48
  Year ended 10/31/98 ...        0.00           (.48)         3.41    14.07       787,730         1.72(e)         .17          89
  Class C
  Year ended 10/31/02 ...      $ 0.00         $ (.12)       $ 2.57   (21.21)%   $ 960,176         1.86%           .09%         75%
  Year ended 10/31/01 ...        0.00           (.26)         3.37   (10.23)    1,233,033         1.83           (.10)         67
  Year ended 10/31/00 ...        0.00           (.19)         4.02    15.91       825,572         1.66            .21          53
  Year ended 10/31/99 ...        0.00           (.37)         3.66    19.56       518,185         1.69            .11          48
  Year ended 10/31/98 ...        0.00           (.48)         3.41    14.07       179,487         1.72(e)         .18          89


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 58 and 59.


                                     52 & 53

                                            Income from Investment Operations               Less Dividends and Distributions
                                     ---------------------------------------------  ------------------------------------------------
                                                         Net Gains
                           Net Asset                    or Losses on                Dividends   Distributions   Tax
                             Value,                      Investments    Total from   from Net    in Excess of  Return  Distributions
                           Beginning  Net Investment   (both realized   Investment  Investment  Net Investment   of        from
  Fiscal Year or Period    of Period Income (Loss)(a)  and unrealized)  Operations    Income        Income     Capital Capital Gains
  ---------------------    --------- ----------------  ---------------  ----------  ----------  -------------- ------- -------------
Alliance Balanced Shares
  Class A
  Year ended 7/31/02(f)     $15.96       $  .35            $(2.35)        $(2.00)      $ (.34)       $ 0.00    $ 0.00     $ (.36)
  Year ended 7/31/01 ...     15.53          .39              1.16           1.55         (.38)         0.00      0.00       (.74)
  Year ended 7/31/00 ...     15.63          .40               .49            .89         (.35)         0.00      0.00       (.64)
  Year ended 7/31/99 ...     15.97          .36              1.29           1.65         (.34)         0.00      0.00      (1.65)
  Year ended 7/31/98 ...     16.17          .33              1.86           2.19         (.32)         0.00      0.00      (2.07)
  Class B
  Year ended 7/31/02(f)     $15.31       $  .23            $(2.25)        $(2.02)      $ (.25)       $ 0.00    $ 0.00     $ (.36)
  Year ended 7/31/01 ...     14.96          .26              1.12           1.38         (.29)         0.00      0.00       (.74)
  Year ended 7/31/00 ...     15.11          .27               .48            .75         (.26)         0.00      0.00       (.64)
  Year ended 7/31/99 ...     15.54          .23              1.25           1.48         (.26)         0.00      0.00      (1.65)
  Year ended 7/31/98 ...     15.83          .21              1.81           2.02         (.24)         0.00      0.00      (2.07)
  Class C
  Year ended 7/31/02(f)     $15.36       $  .23            $(2.26)        $(2.03)      $ (.25)       $ 0.00    $ 0.00     $ (.36)
  Year ended 7/31/01 ...     15.01          .26              1.12           1.38         (.29)         0.00      0.00       (.74)
  Year ended 7/31/00 ...     15.15          .28               .48            .76         (.26)         0.00      0.00       (.64)
  Year ended 7/31/99 ...     15.57          .24              1.25           1.49         (.26)         0.00      0.00      (1.65)
  Year ended 7/31/98 ...     15.86          .21              1.81           2.02         (.24)         0.00      0.00      (2.07)

Alliance New Europe Fund
  Class A
  Year ended 7/31/02 ...    $14.62       $ (.08)           $(2.70)        $(2.78)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 7/31/01 ...     21.11         (.04)            (4.82)         (4.86)        0.00          0.00      0.00      (1.50)
  Year ended 7/31/00 ...     18.57         (.10)             3.55           3.45         0.00          0.00      0.00       (.91)
  Year ended 7/31/99 ...     21.85          .07              (.79)          (.72)        0.00          0.00      0.00      (2.56)
  Year ended 7/31/98 ...     18.61          .05              5.28           5.33         0.00          (.04)     0.00      (2.05)
  Class B
  Year ended 7/31/02 ...    $13.33       $ (.18)           $(2.44)        $(2.62)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 7/31/01 ...     19.56         (.16)            (4.44)         (4.60)        0.00          0.00      0.00      (1.50)
  Year ended 7/31/00 ...     17.39         (.23)             3.31           3.08         0.00          0.00      0.00       (.91)
  Year ended 7/31/99 ...     20.76         (.06)             (.75)          (.81)        0.00          0.00      0.00      (2.56)
  Year ended 7/31/98 ...     17.87         (.08)             5.02           4.94         0.00          0.00      0.00      (2.05)
  Class C
  Year ended 7/31/02 ...    $13.35       $ (.17)           $(2.45)        $(2.62)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 7/31/01 ...     19.58         (.15)            (4.45)         (4.60)        0.00          0.00      0.00      (1.50)
  Year ended 7/31/00 ...     17.41         (.23)             3.31           3.08         0.00          0.00      0.00       (.91)
  Year ended 7/31/99 ...     20.77         (.05)             (.75)          (.80)        0.00          0.00      0.00      (2.56)
  Year ended 7/31/98 ...     17.89         (.08)             5.01           4.93         0.00          0.00      0.00      (2.05)

Alliance Worldwide
Privatization Fund
  Class A
  Year ended 6/30/02 ...    $ 8.76       $ (.03)           $ (.54)        $ (.57)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 6/30/01 ...     13.57          .02             (3.45)         (3.43)        0.00          0.00      0.00      (1.37)
  Year ended 6/30/00 ...     11.84         (.04)             2.83           2.79         0.00          0.00      0.00      (1.06)
  Year ended 6/30/99 ...     12.67          .00               .93            .93         (.12)         0.00      0.00      (1.64)
  Year ended 6/30/98 ...     13.26          .10               .85            .95         (.18)         0.00      0.00      (1.36)
  Class B
  Year ended 6/30/02 ...    $ 8.32       $ (.09)           $ (.51)        $ (.60)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 6/30/01 ...     13.06         (.07)            (3.29)         (3.36)        0.00          0.00      0.00      (1.37)
  Year ended 6/30/00 ...     11.50         (.13)             2.75           2.62         0.00          0.00      0.00      (1.06)
  Year ended 6/30/99 ...     12.37         (.08)              .89            .81         (.04)         0.00      0.00      (1.64)
  Year ended 6/30/98 ...     13.04          .02               .82            .84         (.15)         0.00      0.00      (1.36)
  Class C
  Year ended 6/30/02 ...    $ 8.32       $ (.09)           $ (.51)        $ (.60)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 6/30/01 ...     13.05         (.06)            (3.29)         (3.35)        0.00          0.00      0.00      (1.37)
  Year ended 6/30/00 ...     11.50         (.12)             2.73           2.61         0.00          0.00      0.00      (1.06)
  Year ended 6/30/99 ...     12.37         (.08)              .89            .81         (.04)         0.00      0.00      (1.64)
  Year ended 6/30/98 ...     13.04          .05               .79            .84         (.15)         0.00      0.00      (1.36)

Alliance International
Premier Growth
  Class A
  Year ended 11/30/02 ..    $ 8.36       $ (.09)(b)        $ (.96)        $(1.05)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 11/30/01 ..     10.50         (.10)            (2.04)         (2.14)        0.00          0.00      0.00       0.00
  Year ended 11/30/00 ..     13.22         (.14)            (2.14)         (2.28)        0.00          0.00      0.00       (.44)
  Year ended 11/30/99 ..      9.63         (.15)(b)          3.74           3.59         0.00          0.00      0.00       0.00
  3/3/98++ to 11/30/98 .     10.00         (.08)(b)          (.29)          (.37)        0.00          0.00      0.00       0.00
  Class B
  Year ended 11/30/02 ..    $ 8.12       $ (.14)(b)        $ (.92)        $(1.06)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 11/30/01 ..     10.29         (.17)            (2.00)         (2.17)        0.00          0.00      0.00       0.00
  Year ended 11/30/00 ..     13.05         (.23)            (2.09)         (2.32)        0.00          0.00      0.00       (.44)
  Year ended 11/30/99 ..      9.58         (.22)(b)          3.69           3.47         0.00          0.00      0.00       0.00
  3/3/98++ to 11/30/98 .     10.00         (.13)(b)          (.29)          (.42)        0.00          0.00      0.00       0.00
  Class C
  Year ended 11/30/02 ..    $ 8.13       $ (.14)(b)        $ (.93)        $(1.07)      $ 0.00        $ 0.00    $ 0.00     $ 0.00
  Year ended 11/30/01 ..     10.29         (.16)            (2.00)         (2.16)        0.00          0.00      0.00       0.00
  Year ended 11/30/00 ..     13.05         (.23)            (2.09)         (2.32)        0.00          0.00      0.00       (.44)
  Year ended 11/30/99 ..      9.57         (.22)(b)          3.70           3.48         0.00          0.00      0.00       0.00
  3/3/98++ to 11/30/98 .     10.00         (.15)(b)          (.28)          (.43)        0.00          0.00      0.00       0.00


                                Less Distributions                                        Ratios/Supplemental Data
                            ----------------------------                      ------------------------------------------------------
                                               Total      Net Asset                             Ratio of    Ratio of Net
                            Distributions    Dividends      Value,   Total      Net Assets,     Expenses    Income (Loss)  Portfolio
                             in Excess of       and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period     Capital Gains  Distributions   Period     (c)     (000's omitted)   Net Assets    Net Assets      Rate
  ---------------------     -------------  -------------  ---------  ------  ----------------   ----------  -------------  ---------
Alliance Balanced Shares
  Class A
  Year ended 7/31/02(f)         $ 0.00        $ (.70)       $13.26   (12.91)%    $384,212          1.10%         2.36%        79%
  Year ended 7/31/01 ...          0.00         (1.12)        15.96    10.42       282,874          1.17          2.46         63
  Year ended 7/31/00 ...          0.00          (.99)        15.53     6.22       212,326          1.12          2.62         76
  Year ended 7/31/99 ...          0.00         (1.99)        15.63    11.44       189,953          1.22(e)       2.31        105
  Year ended 7/31/98 ...          0.00         (2.39)        15.97    14.99       123,623          1.30(e)       2.07        145
  Class B
  Year ended 7/31/02(f)         $ 0.00        $ (.61)       $12.68   (13.53)%    $385,868          1.84%         1.61%        79%
  Year ended 7/31/01 ...          0.00         (1.03)        15.31     9.63       277,138          1.93          1.70         63
  Year ended 7/31/00 ...          0.00          (.90)        14.96     5.46       155,060          1.86          1.88         76
  Year ended 7/31/99 ...          0.00         (1.91)        15.11    10.56       136,384          1.97(e)       1.56        105
  Year ended 7/31/98 ...          0.00         (2.31)        15.54    14.13        47,728          2.06(e)       1.34        145
  Class C
  Year ended 7/31/02(f)         $ 0.00        $ (.61)       $12.72   (13.55)%    $131,761          1.84%         1.61%         7
  Year ended 7/31/01 ...          0.00         (1.03)        15.36     9.59       109,592          1.93          1.71         63
  Year ended 7/31/00 ...          0.00          (.90)        15.01     5.52        65,214          1.86          1.88         76
  Year ended 7/31/99 ...          0.00         (1.91)        15.15    10.60        63,517          1.96(e)       1.57        105
  Year ended 7/31/98 ...          0.00         (2.31)        15.57    14.09        10,855          2.05(e)       1.36        145

Alliance New Europe Fund
  Class A
  Year ended 7/31/02 ...        $ 0.00        $ 0.00        $11.84   (19.02)%    $ 81,213          2.10%         (.60)%        6
  Year ended 7/31/01 ...          (.13)        (1.63)        14.62   (24.45)      125,402          1.79          (.23)        84
  Year ended 7/31/00 ...          0.00          (.91)        21.11    18.89       170,815          1.65(e)       (.46)       103
  Year ended 7/31/99 ...          0.00         (2.56)        18.57    (2.87)      125,729          1.80(e)        .39         89
  Year ended 7/31/98 ...          0.00         (2.09)        21.85    32.21       130,777          1.85(e)        .25         99
  Class B
  Year ended 7/31/02 ...        $ 0.00        $ 0.00        $10.71   (19.66)%    $ 73,986          2.88%        (1.41)%       63%
  Year ended 7/31/01 ...          (.13)        (1.63)        13.33   (25.10)      121,639          2.54          (.98)        84
  Year ended 7/31/00 ...          0.00          (.91)        19.56    18.01       181,285          2.38(e)      (1.18)       103
  Year ended 7/31/99 ...          0.00         (2.56)        17.39    (3.52)      144,570          2.50(e)       (.34)         8
  Year ended 7/31/98 ...          0.00         (2.05)        20.76    31.22       137,425          2.56(e)       (.40)        99
  Class C
  Year ended 7/31/02 ...        $ 0.00        $ 0.00        $10.73   (19.63)%    $ 24,924          2.84%        (1.36)%       63%
  Year ended 7/31/01 ...          (.13)        (1.63)        13.35   (25.07)       41,203          2.51          (.95)        84
  Year ended 7/31/00 ...          0.00          (.91)        19.58    17.99        60,984          2.36(e)      (1.18)       103
  Year ended 7/31/99 ...          0.00         (2.56)        17.41    (3.46)       45,845          2.50(e)       (.28)        89
  Year ended 7/31/98 ...          0.00         (2.05)        20.77    31.13        39,618          2.56(e)       (.41)         9

Alliance Worldwide
Privatization Fund
  Class A
  Year ended 6/30/02 ...        $ 0.00        $ 0.00        $ 8.19    (6.51)%    $183,160          2.10%         (.40)%       43%
  Year ended 6/30/01 ...          (.01)        (1.38)         8.76   (26.81)      245,873          1.81           .14         42
  Year ended 6/30/00 ...          0.00         (1.06)        13.57    24.26       394,665          1.74(e)       (.31)        67
  Year ended 6/30/99 ...          0.00         (1.76)        11.84     9.86       340,194          1.92(e)       (.01)         5
  Year ended 6/30/98 ...          0.00         (1.54)        12.67     9.11       467,960          1.73           .80         53
  Class B
  Year ended 6/30/02 ...        $ 0.00        $ 0.00        $ 7.72    (7.21)%    $ 65,724          2.89%        (1.19)%        4
  Year ended 6/30/01 ...          (.01)        (1.38)         8.32   (27.37)       92,446          2.56          (.64)        42
  Year ended 6/30/00 ...          0.00         (1.06)        13.06    23.45       160,847          2.47(e)      (1.02)        67
  Year ended 6/30/99 ...          0.00         (1.68)        11.50     8.91       117,420          2.63(e)      (1.43)        58
  Year ended 6/30/98 ...          0.00         (1.51)        12.37     8.34       156,348          2.45           .20         53
  Class C
  Year ended 6/30/02 ...        $ 0.00        $ 0.00        $ 7.72    (7.21)%    $ 15,541          2.85%        (1.18)%       43%
  Year ended 6/30/01 ...          (.01)        (1.38)         8.32   (27.30)       23,976          2.56          (.62)         4
  Year ended 6/30/00 ...          0.00         (1.06)        13.05    23.37        39,598          2.44(e)       (.94)        67
  Year ended 6/30/99 ...          0.00         (1.68)        11.50     8.91        20,397          2.63(e)      (1.44)        58
  Year ended 6/30/98 ...          0.00         (1.51)        12.37     8.34        26,635          2.44           .38         53

Alliance International
Premier Growth
  Class A
  Year ended 11/30/02 ..        $ 0.00        $ 0.00        $ 7.31   (12.56)%    $ 27,456          2.47%       (1.17)%(b)      7
  Year ended 11/30/01 ..          0.00          0.00          8.36   (20.38)       40,555          2.17         (1.06)       171
  Year ended 11/30/00 ..          0.00          (.44)        10.50   (17.88)       60,330          1.95         (1.07)       111
  Year ended 11/30/99 ..          0.00          0.00         13.22    37.28        12,851          2.51(d)(e)   (1.34)(b)    107
  3/3/98++ to 11/30/98 .          0.00          0.00          9.63    (3.70)        7,255          2.50*(d)      (.90)*(b)   151
  Class B
  Year ended 11/30/02 ..        $ 0.00        $ 0.00        $ 7.06   (13.05)%    $ 52,744          3.20%(d)    (1.88)%(b)     75%
  Year ended 11/30/01 ..          0.00          0.00          8.12   (21.09)       80,353          2.92         (1.84)        17
  Year ended 11/30/00 ..          0.00          (.44)        10.29   (18.44)      122,503          2.67         (1.79)       111
  Year ended 11/30/99 ..          0.00          0.00         13.05    36.22        28,678          3.21(d)(e)   (2.07)(b)    107
  3/3/98++ to 11/30/98 .          0.00          0.00          9.58    (4.20)       11,710          3.20*(d)     (1.41)*(b)   151
  Class C
  Year ended 11/30/02 ..        $ 0.00        $ 0.00        $ 7.06   (13.16)%    $ 17,942          3.20%(d)    (1.90)%(b)     75%
  Year ended 11/30/01 ..          0.00          0.00          8.13   (20.99)       28,990          2.88         (1.80)       171
  Year ended 11/30/00 ..          0.00          (.44)        10.29   (18.44)       46,894          2.66         (1.79)       111
  Year ended 11/30/99 ..          0.00          0.00         13.05    36.36         9,235          3.21(d)(e)   (2.06)(b)    107
  3/3/98++ to 11/30/98 .          0.00          0.00          9.57    (4.30)        3,120          3.20*(d)     (1.69)*(b)    15


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 58 and 59.


                                     54 & 55

                                            Income from Investment Operations               Less Dividends and Distributions
                                     ---------------------------------------------  ------------------------------------------------
                                                         Net Gains
                           Net Asset                    or Losses on                Dividends   Distributions   Tax
                             Value,                      Investments    Total from   from Net    in Excess of  Return  Distributions
                           Beginning  Net Investment   (both realized   Investment  Investment  Net Investment   of        from
  Fiscal Year or Period    of Period Income (Loss)(a)  and unrealized)  Operations    Income        Income     Capital Capital Gains
  ---------------------    --------- ----------------  ---------------  ----------  ----------  -------------- ------- -------------
Alliance Global Small
Cap Fund
  Class A
  Year ended 7/31/02 ......    $ 8.74       $ (.15)           $(2.30)       $(2.45)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 7/31/01 ......     15.13         (.15)            (4.51)        (4.66)       0.00          0.00       0.00       0.00
  Year ended 7/31/00 ......     11.66         (.16)             3.83          3.67        0.00          0.00       0.00       (.20)
  Year ended 7/31/99 ......     12.14         (.08)              .76           .68        0.00          0.00       0.00      (1.16)
  Year ended 7/31/98 ......     12.87         (.11)              .37           .26        0.00          0.00       0.00       (.99)
  Class B
  Year ended 7/31/02 ......    $ 7.65       $ (.19)           $(2.00)       $(2.19)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 7/31/01 ......     13.59         (.21)            (4.00)        (4.21)       0.00          0.00       0.00       0.00
  Year ended 7/31/00 ......     10.57         (.24)             3.46          3.22        0.00          0.00       0.00       (.20)
  Year ended 7/31/99 ......     11.20         (.15)              .68           .53        0.00          0.00       0.00      (1.16)
  Year ended 7/31/98 ......     12.03         (.18)              .34           .16        0.00          0.00       0.00       (.99)
  Class C
  Year ended 7/31/02 ......    $ 7.67       $ (.19)           $(2.00)       $(2.19)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 7/31/01 ......     13.62         (.21)            (4.01)        (4.22)       0.00          0.00       0.00       0.00
  Year ended 7/31/00 ......     10.59         (.24)             3.47          3.23        0.00          0.00       0.00       (.20)
  Year ended 7/31/99 ......     11.22         (.16)              .69           .53        0.00          0.00       0.00      (1.16)
  Year ended 7/31/98 ......     12.05         (.19)              .35           .16        0.00          0.00       0.00       (.99)

Alliance Greater China
'97 Fund
  Class A
  Year ended 7/31/02 ......    $ 8.45       $  .09(b)         $ (.99)       $ (.90)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 7/31/01 ......     10.34         (.01)(b)         (1.88)        (1.89)       0.00          0.00       0.00       0.00
  Year ended 7/31/00 ......      8.20         (.04)(b)          2.18          2.14        0.00          0.00       0.00       0.00
  Year ended 7/31/99 ......      4.84          .02(b)           3.34          3.36        0.00          0.00       0.00       0.00
  9/3/97++ to 7/31/98 .....     10.00          .08(b)          (5.18)        (5.10)       (.06)         0.00       0.00       0.00
  Class B
  Year ended 7/31/02 ......    $ 8.21       $  .03(b)         $ (.94)       $ (.91)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 7/31/01 ......     10.13         (.07)(b)         (1.85)        (1.92)       0.00          0.00       0.00       0.00
  Year ended 7/31/00 ......      8.12         (.11)(b)          2.12          2.01        0.00          0.00       0.00       0.00
  Year ended 7/31/99 ......      4.82         (.01)(b)          3.31          3.30        0.00          0.00       0.00       0.00
  9/3/97++ to 7/31/98 .....     10.00          .03(b)          (5.17)        (5.14)       (.03)         (.01)      0.00       0.00
  Class C
  Year ended 7/31/02 ......    $ 8.21       $  .04(b)         $ (.95)       $ (.91)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 7/31/01 ......     10.13         (.08)(b)         (1.84)        (1.92)       0.00          0.00       0.00       0.00
  Year ended 7/31/00 ......      8.11         (.13)(b)          2.15          2.02        0.00          0.00       0.00       0.00
  Year ended 7/31/99 ......      4.82         (.03)(b)          3.32          3.29        0.00          0.00       0.00       0.00
  9/3/97++ to 7/31/98 .....     10.00          .03(b)          (5.17)        (5.14)       (.03)         (.01)      0.00       0.00

Alliance All-Asia
Investment Fund
  Class A
  Year ended 10/31/02 .....    $ 5.24       $ (.11)           $ (.56)       $ (.67)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 10/31/01 .....      9.71         (.15)(b)         (3.21)        (3.36)       0.00          0.00       0.00     (1.01)
  Year ended 10/31/00 .....     10.46         (.19)             (.56)         (.75)       0.00          0.00       0.00       0.00
  Year ended 10/31/99 .....      5.86         (.10)(b)          4.70          4.60        0.00          0.00       0.00       0.00
  Year ended 10/31/98 .....      7.54         (.10)(b)         (1.58)        (1.68)       0.00          0.00       0.00       0.00
  Class B
  Year ended 10/31/02 .....    $ 4.95       $ (.13)           $ (.53)       $ (.66)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 10/31/01 .....      9.30         (.18)(b)         (3.06)        (3.24)       0.00          0.00       0.00      (1.01)
  Year ended 10/31/00 .....     10.09         (.29)             (.50)         (.79)       0.00          0.00       0.00       0.00
  Year ended 10/31/99 .....      5.71         (.18)(b)          4.56          4.38        0.00          0.00       0.00       0.00
  Year ended 10/31/98 .....      7.39         (.14)(b)         (1.54)        (1.68)       0.00          0.00       0.00       0.00
  Class C
  Year ended 10/31/02 .....    $ 4.96       $ (.14)           $ (.52)       $ (.66)     $ 0.00        $ 0.00     $ 0.00     $ 0.00
  Year ended 10/31/01 .....      9.32         (.18)(b)         (3.07)        (3.25)       0.00          0.00       0.00      (1.01)
  Year ended 10/31/00 .....     10.12         (.29)             (.51)         (.80)       0.00          0.00       0.00       0.00
  Year ended 10/31/99 .....      5.72         (.18)(b)          4.58          4.40        0.00          0.00       0.00       0.00
  Year ended 10/31/98 .....      7.40         (.14)(b)         (1.54)        (1.68)       0.00          0.00       0.00       0.00


                                Less Distributions                                        Ratios/Supplemental Data
                            ----------------------------                      ------------------------------------------------------
                                               Total      Net Asset                             Ratio of    Ratio of Net
                            Distributions    Dividends      Value,   Total      Net Assets,     Expenses    Income (Loss)  Portfolio
                             in Excess of       and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period     Capital Gains  Distributions   Period     (c)    (000 's omitted)   Net Assets    Net Assets      Rate
  ---------------------     -------------  -------------  ---------  ------  ----------------   ----------  -------------  ---------
Alliance Global Small
Cap Fund
  Class A
  Year ended 7/31/02 ......      $ 0.00         $ 0.00       $ 6.29    (28.03)%    $ 47,367         2.62%          (1.99)%      84%
  Year ended 7/31/01 ......       (1.73)         (1.73)        8.74    (33.85)       74,639         2.14(e)        (1.33)      121
  Year ended 7/31/00 ......        0.00           (.20)       15.13     31.81       120,687         2.02(e)        (1.07)      133
  Year ended 7/31/99 ......        0.00          (1.16)       11.66      7.51        77,164         2.37(e)         (.79)      120
  Year ended 7/31/98 ......        0.00           (.99)       12.14      2.49        82,843         2.16(e)         (.88)      113
  Class B
  Year ended 7/31/02 ......      $ 0.00         $ 0.00       $ 5.46    (28.63)%    $ 19,858         3.42%          (2.80)%      84%
  Year ended 7/31/01 ......       (1.73)         (1.73)        7.65    (34.44)       35,500         2.90(e)        (2.10)      121
  Year ended 7/31/00 ......        0.00           (.20)       13.59     30.82        65,097         2.76(e)        (1.82)      133
  Year ended 7/31/99 ......        0.00          (1.16)       10.57      6.74        30,205         3.14(e)        (1.59)      120
  Year ended 7/31/98 ......        0.00           (.99)       11.20      1.80        38,827         2.88(e)        (1.58)      113
  Class C
  Year ended 7/31/02 ......      $ 0.00         $ 0.00       $ 5.48    (28.55)%    $  4,393         3.40%          (2.78)%      84%
  Year ended 7/31/01 ......       (1.73)         (1.73)        7.67    (34.43)        8,609         2.89(e)        (2.12)      121
  Year ended 7/31/00 ......        0.00           (.20)       13.62     30.86        19,580         2.75(e)        (1.80)      133
  Year ended 7/31/99 ......        0.00          (1.16)       10.59      6.72         7,058         3.15(e)        (1.61)      120
  Year ended 7/31/98 ......        0.00           (.99)       11.22      1.79         9,471         2.88(e)        (1.59)      113

Alliance Greater China
'97 Fund
  Class A
  Year ended 7/31/02 ......      $ 0.00         $ 0.00       $ 7.55    (10.65)%    $  2,253         2.50%(d)        1.18%(b)    63%
  Year ended 7/31/01 ......        0.00           0.00         8.45    (18.28)        2,039         2.51(d)(e)      (.09)(b)    64
  Year ended 7/31/00 ......        0.00           0.00        10.34     26.10         2,471         2.52(d)(e)      (.42)(b)   158
  Year ended 7/31/99 ......        0.00           0.00         8.20     69.42         1,011         2.52(d)(e)       .36(b)     94
  9/3/97++ to 7/31/98 .....        0.00           (.06)        4.84    (51.20)          445         2.52*(d)(e)     1.20*(b)    58
  Class B
  Year ended 7/31/02 ......      $ 0.00         $ 0.00       $ 7.30    (11.08)%    $  3,266         3.20%(d)         .41%(b)    63%
  Year ended 7/31/01 ......        0.00           0.00         8.21    (18.95)        3,234         3.21(d)(e)      (.81)(b)    64
  Year ended 7/31/00 ......        0.00           0.00        10.13     24.75         4,047         3.22(d)(e)     (1.13)(b)   158
  Year ended 7/31/99 ......        0.00           0.00         8.12     68.46         1,902         3.22(d)(e)      (.22)(b)    94
  9/3/97++ to 7/31/98 .....        0.00           (.04)        4.82    (51.53)        1,551         3.22*(d)(e)      .53*(b)    58
  Class C
  Year ended 7/31/02 ......      $ 0.00         $ 0.00       $ 7.30    (11.08)%    $  1,302         3.20%(d)         .50%(b)    63%
  Year ended 7/31/01 ......        0.00           0.00         8.21    (18.95)          877         3.21(d)(e)      (.84)(b)    64
  Year ended 7/31/00 ......        0.00           0.00        10.13     24.91         1,372         3.22(d)(e)     (1.31)(b)   158
  Year ended 7/31/99 ......        0.00           0.00         8.11     68.26           162         3.22(d)(e)      (.49)(b)    94
  9/3/97++ to 7/31/98 .....        0.00           (.04)        4.82    (51.53)          102         3.22*(d)(e)      .50*(b)    58

Alliance All-Asia
Investment Fund
  Class A
  Year ended 10/31/02 .....      $ 0.00         $ 0.00       $ 4.57    (12.79)%    $  8,168         3.00%(d)       (1.99)%     207%
  Year ended 10/31/01 .....        (.10)         (1.11)        5.24    (38.77)        9,637         3.00(d)        (2.20)      150
  Year ended 10/31/00 .....        0.00           0.00         9.71     (7.17)       20,436         2.35(e)(g)     (1.51)      153
  Year ended 10/31/99 .....        0.00           0.00        10.46     78.50        40,040         2.45(d)(e)     (1.20)      119
  Year ended 10/31/98 .....        0.00           0.00         5.86    (22.28)        3,778         3.74(d)(e)     (1.50)       93
  Class B
  Year ended 10/31/02 .....      $ 0.00         $ 0.00       $ 4.29    (13.33)%    $ 10,513         3.70%(d)       (2.69)%     207%
  Year ended 10/31/01 .....        (.10)         (1.11)        4.95    (39.25)       14,640         3.70(d)        (2.94)      150
  Year ended 10/31/00 .....        0.00           0.00         9.30     (7.83)       35,927         3.18(e)(g)     (2.32)      153
  Year ended 10/31/99 .....        0.00           0.00        10.09     76.71        38,108         3.48(d)(e)     (2.31)      119
  Year ended 10/31/98 .....        0.00           0.00         5.71    (22.73)        8,844         4.49(d)(e)     (2.22)       93
  Class C
  Year ended 10/31/02 .....      $ 0.00         $ 0.00       $ 4.30    (13.31)%    $  2,805         3.70%(d)       (2.74)%     207%
  Year ended 10/31/01 .....        (.10)         (1.11)        4.96    (39.28)        3,695         3.70(d)        (2.93)      150
  Year ended 10/31/00 .....        0.00           0.00         9.32     (7.90)       11,284         3.18(e)(g)     (2.31)      153
  Year ended 10/31/99 .....        0.00           0.00        10.12     76.92        10,060         3.41(d)(e)     (2.21)      119
  Year ended 10/31/98 .....        0.00           0.00         5.72    (22.70)        1,717         4.48(d)(e)     (2.20)       93


--------------------------------------------------------------------------------
Please refer to the footnotes on pages 58 and 59.


                                     56 & 57

++    Commencement of operations.
*     Annualized.
(a)   Based on average shares outstanding.
(b)   Net of fee waiver and expense reimbursement.


(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                                                1998      1999     2000     2001      2002
                                               -----     -----    -----     -----    -----
Alliance All-Asia Investment Fund
  Class A                                       4.63%     2.93%      --      3.19%    4.26%
  Class B                                       5.39%     3.96%      --      4.00%    5.11%
  Class C                                       5.42%     3.89%      --      3.94%    5.00%

Alliance Greater China '97 Fund
  Class A                                      18.27%*   19.68%    9.92%     9.50%   10.82%
  Class B                                      19.18%*   20.22%   10.72%    10.28%   11.56%
  Class C                                      19.37%*   20.41%   10.01%    10.13%   11.28%

Alliance International Premier Growth Fund
  Class A                                       5.19%*    3.26%      --        --       --
  Class B                                       6.14%*    3.93%      --        --     3.25%
  Class C                                       6.00%*    3.92%      --        --     3.20%

Alliance Health Care Fund
  Class A                                         --        --     1.96%*      --       --
  Class B                                         --        --     2.67%*      --       --
  Class C                                         --        --     2.67%*      --       --

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

Alliance Balanced
Shares                      1998        1999

  Class A                   1.29%       1.21%
  Class B                   2.05%       1.96%
  Class C                   2.04%       1.94%


Alliance Growth
Fund                        1998

  Class A                   1.21%
  Class B                   1.93%
  Class C                   1.92%


Alliance Global
Small Cap Fund              1998        1999       2000       2001

  Class A                   2.14%       2.33%      2.01%      2.13%
  Class B                   2.86%       3.11%      2.75%      2.89%
  Class C                   2.85%       3.12%      2.74%      2.88%


Alliance Technology
Fund                        1998        1999

  Class A                   1.65%       1.66%
  Class B                   2.38%       2.38%
  Class C                   2.38%       2.40%


Alliance Worldwide
Privatization Fund          1999        2000

  Class A                   1.91%       1.73%
  Class B                   2.62%       2.46%
  Class C                   2.61%       2.43%

Alliance Greater
China '97 Fund              1998        1999       2000       2001

  Class A                   2.50%*      2.50%      2.50%      2.50%
  Class B                   3.20%*      3.20%      3.20%      3.20%
  Class C                   3.20%*      3.20%      3.20%      3.20%

Alliance New Europe
Fund                        1998        1999       2000

  Class A                   1.84%       1.78%      1.64%
  Class B                   2.54%       2.49%      2.36%
  Class C                   2.54%       2.49%      2.35%


Alliance Growth &
Income Fund                 1998

  Class A                    .92%
  Class B                   1.71%
  Class C                   1.71%


Alliance Quasar
Fund                        1998        1999       2000

  Class A                   1.60%       1.68%      1.67%
  Class B                   2.38%       2.45%      2.42%
  Class C                   2.37%       2.44%      2.42%

Alliance Premier
Growth Fund                 1998

  Class A                   1.58%
  Class B                   2.27%
  Class C                   2.27%

Alliance All-Asia           1998        1999       2000

  Class A                   3.70%       2.43%      2.34%
  Class B                   4.44%       3.46%      3.17%
  Class C                   4.44%       3.39%      3.16%


Alliance International
Premier Growth                          1999

  Class A                               2.50%
  Class B                               3.20%
  Class C                               3.20%



(f) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B and 1.71% to 1.61% for Class C. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.


(g) Includes interest expenses. If Alliance All-Asia Fund had not borne interest expenses, the ratio of expenses (net of interest expenses to average net assets would have been 2.30%, 3.13% and 3.13% for Class A, Class B and Class C, respectively for 2000.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan, Greater China countries and Korea.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.50 in 2002.



The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002 down approximately 43% from the end of 1999.


The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


>From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of Alliance New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by year end.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999.

Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. >From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and seven prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy. For further information regarding Japan, see the SAI of Alliance All-Asia Investment Fund.

Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.


Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power progressed smoothly and Jiang continued the market-oriented policies of Deng. In November 2002, Jiang was succeeded by Hu Jintao as the leader of China's Communist Party, but Jiang remains powerful. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.


In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. China's long sought admission to the World Trade Organization, however, which became effective on January 1, 2002, enhances China's status in the international community. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                     (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


By Mail:             Alliance Global Investor Services
                     P.O. Box 786003
                     San Antonio, TX 78278-6003


By Phone:            For Information: (800) 221-5672
                     For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                                SEC File No.
----                                                                ------------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
Alliance Mid-Cap Growth Fund                                        811-00204
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776


--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Advisor Class Prospectus and Application


February 1, 2003


Domestic Stock Funds

     > Alliance Premier Growth Fund
     > Alliance Health Care Fund
     > Alliance Growth Fund
     > Alliance Technology Fund
     > Alliance Quasar Fund
     > Alliance Mid-Cap Growth Fund

Total Return Funds

     > Alliance Growth and Income Fund
     > Alliance Balanced Shares

Global Stock Funds

     > Alliance New Europe Fund
     > Alliance Worldwide Privatization Fund
     > Alliance International Premier Growth Fund
     > Alliance Global Small Cap Fund
     > Alliance Greater China '97 Fund
     > Alliance All-Asia Investment Fund

                                                       Alliance Capital[LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................   10
Global Stock Funds ........................................................   12
Summary of Principal Risks ................................................   18
Principal Risks by Fund ...................................................   19

FEES AND EXPENSES OF THE FUNDS ............................................   20

GLOSSARY ..................................................................   23

DESCRIPTION OF THE FUNDS ..................................................   24

Investment Objectives and
Principal Policies ........................................................   24
Description of Additional
Investment Practices ......................................................   33
Additional Risk Considerations ............................................   39

MANAGEMENT OF THE FUNDS ...................................................   41

PURCHASE AND SALE OF SHARES ...............................................   45

How The Funds Value Their Shares ..........................................   45
How To Buy Shares .........................................................   45
How To Exchange Shares ....................................................   45
How To Sell Shares ........................................................   45

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   46

CONVERSION FEATURE ........................................................   47

GENERAL INFORMATION .......................................................   47

FINANCIAL HIGHLIGHTS ......................................................   48

APPENDIX A--ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM, JAPAN,
AND GREATER CHINA COUNTRIES ...............................................   54


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 18.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns, before and after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

                                            1            5        Since
                                           Year        Years    Inception*
--------------------------------------------------------------------------------
Advisor      Return Before Taxes          -32.21%      -4.21%      3.00%
Class**      -------------------------------------------------------------------
             Return After Taxes
               on Distributions           -32.21%      -4.93%      1.83%
             -------------------------------------------------------------------
             Return After Taxes
               on Distributions
               and Sale of Fund
               Shares                     -19.78%      -2.85%      2.74%
--------------------------------------------------------------------------------
Russell      (reflects no deduction
1000           for fees, expenses,
Growth         or taxes)
Index                                     -27.88%      -3.84%      2.02%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    33.11   49.85   29.42  -19.59   -23.72  -32.21

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 31.15%, 4th quarter, 1998; and Worst Quarter was down -19.81%, 3rd quarter, 2001.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in the Health Care Industries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                               1            Since
                                              Year        Inception*
--------------------------------------------------------------------------------
Advisor        Return Before Taxes           -17.05%        -1.84%
Class**        -----------------------------------------------------------------
               Return After Taxes
                 on Distributions            -17.05%        -1.91%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares         -10.47%        -1.49%
--------------------------------------------------------------------------------
S&P 500        (reflects no deduction
Index            for fees, expenses,
                 or taxes)                   -22.09%        -10.25%
--------------------------------------------------------------------------------
S&P            (reflects no deduction
Healthcare       for fees, expenses,
Composite        or taxes)                   -18.82%         -2.55%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 8/27/99.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual return for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a     n/a     n/a      n/a   32.96   -17.27  -17.05


                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.84%, 2nd quarter, 2000; and Worst Quarter was down -19.10%, 1st quarter, 2001.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large-and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                             1         5        Since
                                            Year     Years    Inception*
--------------------------------------------------------------------------------
Advisor      Return Before Taxes          -28.41%    -6.42%     -0.07%
Class**      -------------------------------------------------------------------
             Return After Taxes
               on Distributions           -28.41%    -7.82%     -1.66%
             -------------------------------------------------------------------
             Return After Taxes
               on Distributions
               and Sale of Fund
               Shares                     -17.44%    -4.44%      0.39%
--------------------------------------------------------------------------------
Russell      (reflects no deduction
3000           for fees, expenses,
Growth         or taxes)
Index                                     -28.03%    -4.11%      1.55%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    27.46   28.55   25.96  -18.24  -24.29  -28.41


                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 28.97%, 4th quarter, 1998; and Worst Quarter was down -23.56%, 1st quarter, 2001.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                             1          5        Since
                                            Year      Years    Inception*
--------------------------------------------------------------------------------
Advisor        Return Before Taxes        -42.79%     -1.94%     -0.01%
Class**        -----------------------------------------------------------------
               Return After Taxes
                 on Distributions         -42.79%     -2.69%     -0.69%
               -----------------------------------------------------------------
               Return After Taxes
                 on Distributions
                 and Sale of Fund
                 Shares                   -26.27%     -1.09%      0.36%
--------------------------------------------------------------------------------
NASDAQ         (reflects no deduction
Composite        for fees, expenses,
Index            or taxes)                -31.53%     -3.19%      1.46%
--------------------------------------------------------------------------------
Goldman        (reflects no deduction
Sachs            for fees, expenses,
Technology       or taxes)                -40.29%     -3.27%      2.27%
Index
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    4.84   63.68    72.32  -24.42  -25.66  -42.79

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 44.69%, 4th quarter, 1999; and Worst Quarter was down -35.25%, 3rd quarter, 2001.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                              1         5         Since
                                             Year     Years     Inception*
--------------------------------------------------------------------------------
Advisor      Return Before Taxes           -31.67%    -9.84%      -5.10%
Class**      -------------------------------------------------------------------
             Return After Taxes
               on Distributions            -31.67%   -10.73%      -6.88%
             -------------------------------------------------------------------
             Return After Taxes
               on Distributions
               and Sale of Fund
               Shares                      -19.45%    -7.65%      -4.34%
--------------------------------------------------------------------------------
Russell      (reflects no deduction
2000           for fees, expenses,
Growth         or taxes)
Index                                      -30.26%    -6.59%      -2.75%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    17.48  -4.30    13.25  -7.10   -13.40  -31.67

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 25.18%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

Alliance Mid-Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in mid-capitalization companies. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                              1         5        Since
                                             Year     Years    Inception*
--------------------------------------------------------------------------------
Advisor      Return Before Taxes           -32.45%    -9.39%     -1.44%
Class**      -------------------------------------------------------------------
             Return After Taxes
               on Distributions            -32.45%   -10.36%     -4.26%
             -------------------------------------------------------------------
             Return After Taxes
               on Distributions
               and Sale of Fund
               Shares                      -19.93%    -7.07%     -1.35%
--------------------------------------------------------------------------------
Russell      (reflects no deduction
Mid-Cap        for fees, expenses,
Growth         or taxes)
Index                                      -27.41%    -1.82%      2.49%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    36.27  -2.41    33.95  -15.69  -17.97  -32.45

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 26.29%, 4th quarter, 1999; and Worst Quarter was down -25.51%, 3rd quarter, 2001.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                              1         5        Since
                                             Year      Years   Inception*
--------------------------------------------------------------------------------
Advisor      Return Before Taxes           -26.30%     2.23%      7.70%
Class**      -------------------------------------------------------------------
             Return After Taxes
               on Distributions            -26.60%     0.66%      4.91%
             -------------------------------------------------------------------
             Return After Taxes
               on Distributions
               and Sale of Fund
               Shares                      -16.13%     1.59%      5.48%
--------------------------------------------------------------------------------
Russell      (reflects no deduction
1000           for fees, expenses,
Value          or taxes)
Index                                      -15.52%     1.16%      6.98%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    29.57  21.48    11.33   13.84   -1.61  -26.30

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -19.55%, 3rd quarter, 2002.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk, credit risk and allocation risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                              1        5         Since
                                            Year     Years     Inception*
--------------------------------------------------------------------------------
Advisor       Return Before Taxes         -10.49%     4.69%       8.68%
Class**       ------------------------------------------------------------------
              Return After Taxes
                on Distributions          -11.37%     2.49%       5.35%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions
                and Sale of Fund
                Shares                     -6.42%     3.00%       5.73%
--------------------------------------------------------------------------------
S&P 500       (reflects no deduction
Index           for fees, expenses,
                or taxes)                 -22.09%    -0.58%       5.18%
--------------------------------------------------------------------------------
Lehman        (reflects no deduction
Gov't/          for fees, expenses,
Credit          or taxes)                  11.04%     7.62%       7.87%
Bond
Index
--------------------------------------------------------------------------------
Solomon       (reflects no deduction
1 Year          for fees, expenses,
Treasury        or taxes)                   3.30%     5.51%       5.60%
Index
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97       98      99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    27.43   16.03    5.22   12.74    2.04  -10.49

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -8.31%, 3rd quarter, 2002.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 2002, the Fund had approximately 31% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                             1        5         Since
                                            Year     Years    Inception*
--------------------------------------------------------------------------------
Advisor       Return Before Taxes          -22.01%  -2.53%      1.98%
Class**       ------------------------------------------------------------------
              Return After Taxes
                on Distributions           -22.01%  -3.80%     -0.07%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions
                and Sale of Fund
                Shares                     -13.51%  -1.93%      1.36%
--------------------------------------------------------------------------------
MSCI          (reflects no deduction
Europe          for fees, expenses,
Index           or taxes)                  -18.09%  -1.96%      3.08%
--------------------------------------------------------------------------------
Solomon       (reflects no deduction
Smith           for fees, expenses,
Barney          or taxes)                  -20.92%  -3.49%      1.92%
Europe
PMI
Growth
Index
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97       98     99      00       01      02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    17.08   25.39   26.53   -8.65   -22.16  -22.01

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 24.91%, 4th quarter, 1999; and Worst Quarter was down -25.84%, 3rd quarter, 2002.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Companies that have undergone privatizations could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                             1        5        Since
                                            Year     Years    Inception*
--------------------------------------------------------------------------------
Advisor       Return Before Taxes          -5.85%    -0.18%     2.88%
Class**       ------------------------------------------------------------------
              Return After Taxes
                on Distributions           -5.85%    -2.18%     0.07%
              ------------------------------------------------------------------
              Return After Taxes
                on Distributions
                and Sale of Fund
                Shares                     -3.59%    -0.48%     1.69%
--------------------------------------------------------------------------------
MSCI          (reflects no deduction
World           for fees, expenses,
Index           or taxes)                 -15.51%    -2.44%    -1.15%
(minus
the U.S.)
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    13.45   9.33    56.62  -25.06   -17.96  -5.85

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 34.27%, 4th quarter, 1999; and Worst Quarter was down -17.42%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of companies than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                                1            Since
                                               Year         Inception*
--------------------------------------------------------------------------------
Advisor      Return Before Taxes             -18.26%         -6.39%
Class**      -------------------------------------------------------------------
             Return After Taxes
               on Distributions              -18.26%         -6.60%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Fund Shares           -11.21%         -4.98%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
EAFE           for fees, expenses,
Index          or taxes)                     -15.66%         -5.53%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
EAFE           for fees, expenses,
Growth         or taxes)
Index                                        -15.76%         -7.90%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 3/3/98.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01      02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a     n/a     n/a     47.51  -25.03  -20.00  -18.26

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 30.50%, 4th quarter, 1999; and Worst Quarter was down -21.12%, 3rd quarter, 2002.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in small-capitalization companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                             1         5         Since
                                           Year      Years     Inception*
--------------------------------------------------------------------------------
Advisor    Return Before Taxes            -27.08%    -7.27%      -4.25%
Class**    ---------------------------------------------------------------------
           Return After Taxes
             on Distributions             -27.08%    -9.06%      -6.82%
           ---------------------------------------------------------------------
           Return After Taxes
             on Distributions
             and Sale of Fund
             Shares                       -16.63%    -6.02%      -3.93%
--------------------------------------------------------------------------------
MSCI       (reflects no deduction
World        for fees, expenses,
Index        or taxes)                    -19.54%    -1.76%       1.64%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97     98     99       00       01       02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a    8.44   3.81   46.91   -17.94   -24.86   -27.08

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 32.13%, 4th quarter, 1999; and Worst Quarter was down -24.34%, 3rd quarter, 2001.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 2002 the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency rate risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                            1          5         Since
                                           Year      Years     Inception*
--------------------------------------------------------------------------------
Advisor    Return Before Taxes           -14.93%     -0.75%      -6.68%
Class**    ---------------------------------------------------------------------
           Return After Taxes
             on Distributions            -15.40%     -0.86%      -6.84%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Fund Shares          -9.12%     -0.65%      -5.24%
--------------------------------------------------------------------------------
MSCI       (reflects no deduction
China        for fees, expenses,
Index        or taxes)                   -16.17%    -23.64%     -28.42%
--------------------------------------------------------------------------------
MSCI       (reflects no deduction
Hong         for fees, expenses,
Kong         or taxes)
Index                                    -17.79%     -2.45%      -8.45%
--------------------------------------------------------------------------------
MSCI       (reflects no deduction
Taiwan       for fees, expenses,
Index        or taxes)                   -24.45%    -11.03%     -14.16%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 9/3/97.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98      99      00       01       02
--------------------------------------------------------------------------------
  n/a    n/a     n/a     n/a     n/a   -7.87   83.38  -24.27   -11.53   -14.93

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 49.44%, 4th quarter, 1999; and Worst Quarter was down -28.15%, 3rd quarter, 2001.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At December 31, 2002, the Fund had approximately 62% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns


(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                             1         5         Since
                                           Year      Years     Inception*
--------------------------------------------------------------------------------
Advisor    Return Before Taxes            -17.21%    -6.49%     -11.74%
Class**    ---------------------------------------------------------------------
           Return After Taxes
             on Distributions             -17.21%    -6.93%     -12.24%
           ---------------------------------------------------------------------
           Return After Taxes
             on Distributions
             and Sale of Fund
             Shares                       -10.57%    -4.77%      -8.52%
--------------------------------------------------------------------------------
MSCI All   (reflects no deduction
Country      for fees, expenses,
Asia         or taxes)
Pacific
Free
Index                                      -8.34%    -3.33%      -7.89%
--------------------------------------------------------------------------------


*     Inception Date for Advisor Class shares: 10/1/96.
**    After-tax Returns:
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01     02
--------------------------------------------------------------------------------
  n/a    n/a     n/a      n/a  -34.83  -12.15  119.50  -40.27  -25.00  -17.21

                                                               Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 39.04%, 4th quarter, 1999; and Worst Quarter was down -22.22%, 4th quarter, 2000.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund and Alliance Technology Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and Alliance Mid-Cap Growth Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Health Care Fund, Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund and Alliance Balanced Shares. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security, or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

------------------------------------------------------------------------------------------------------------------------------------
                                 Industry/  Capital-  Interest                            Country or  Manage-  Focused
                          Market  Sector     ization    Rate   Credit  Foreign  Currency  Geographic    ment  Portfolio  Allocation
Fund                       Risk    Risk       Risk      Risk    Risk    Risk      Risk       Risk       Risk     Risk       Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier
Growth Fund                 o                                                                             o       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Health
Care Fund                   o       o          o                          o         o                     o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund        o                  o         o        o       o         o                     o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund    o       o                                     o         o                     o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund        o                  o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Mid-Cap
Growth Fund                 o                  o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                 o                            o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares    o                            o        o                                       o                 o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund    o                                             o         o         o           o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund          o                                             o         o         o           o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund         o                                             o         o                     o       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small
Cap Fund                    o                  o                          o         o                     o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater
China '97 Fund              o                                             o         o         o           o       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia
Investment Fund             o                                             o         o         o           o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                           Advisor Class Share
                                                           -------------------
Maximum Front-end or Deferred Sales Charge (Load) None (as a percentage of original purchase price or redemption proceeds, whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

           Operating Expenses                           Examples
----------------------------------------      ------------------------------

Alliance Premier Growth Fund

Management fees                     .97%      After 1 year            $  148
Distribution (12b-1) fees           None      After 3 years           $  459
Other expenses                      .48%      After 5 years           $  792
                                   ----       After 10 years          $1,735
Total fund operating expenses      1.45%
                                   ====

Alliance Health Care Fund

Management fees                     .95%      After 1 year            $  160
Distribution (12b-1) fees           None      After 3 years           $  496
Other expenses                      .62%      After 5 years           $  855
                                   ----       After 10 years          $1,867
Total fund operating expenses      1.57%
                                   ====

Alliance Growth Fund

Management fees                     .75%      After 1 year            $  120
Distribution (12b-1) fees           None      After 3 years           $  375
Other expenses                      .43%      After 5 years           $  649
                                   ----       After 10 years          $1,432
Total fund operating expenses      1.18%
                                   ====

Alliance Technology Fund

Management fees                     .90%      After 1 year            $  152
Distribution (12b-1) fees           None      After 3 years           $  471
Other expenses                      .59%      After 5 years           $  813
                                   ----       After 10 years          $1,779
Total fund operating expenses      1.49%
                                   ====

Alliance Quasar Fund

Management fees                     .96%      After 1 year            $  163
Distribution (12b-1) fees           None      After 3 years           $  505
Other expenses                      .64%      After 5 years           $  871
                                   ----       After 10 years          $1,900
Total fund operating expenses      1.60%
                                   ====

Alliance Mid-Cap Growth Fund

Management fees                     .72%      After 1 year            $  110
Distribution (12b-1) fees           None      After 3 years           $  343
Other expenses                      .36%      After 5 years           $  595
                                   ----       After 10 years          $1,317
Total fund operating expenses      1.08%
                                   ====


--------------------------------------------------------------------------------
Please refer to footnotes on page 22.

           Operating Expenses                           Examples
-----------------------------------------     ------------------------------

Alliance Growth and
Income Fund

Management fees                      .61%     After 1 year            $   88
Distribution (12b-1) fees           None      After 3 years           $  274
Other expenses                       .25%     After 5 years           $  477
                                   -----      After 10 years          $1,061
Total fund operating expenses        .86%
                                   =====

Alliance Balanced Shares Fund

Management fees                      .50%     After 1 year            $   87
Distribution (12b-1) fees           None      After 3 years           $  271
Other expenses                       .35%     After 5 years           $  471
                                   -----      After 10 years          $1,049
Total fund operating expenses        .85%
                                   =====

Alliance New Europe Fund

Management fees                      .99%     After 1 year            $  183
Distribution (12b-1) fees           None      After 3 years           $  566
Other expenses                       .81%     After 5 years           $  975
                                   -----      After 10 years          $2,116
Total fund operating expenses       1.80%
                                   =====

Alliance Worldwide
Privatization Fund

Management fees                     1.00%     After 1 year            $  183
Distribution (12b-1) fees           None      After 3 years           $  566
Other expenses                       .80%     After 5 years           $  975
                                   -----      After 10 years          $2,116
Total fund operating expenses       1.80%
                                   =====

Alliance International
Premier Growth Fund

Management fees                     1.00%     After 1 year            $  221
Distribution (12b-1) fees           None      After 3 years           $  682
Other expenses                      1.18%     After 5 years           $1,169
                                   -----      After 10 years          $2,513
Total fund operating expenses       2.18%
                                   =====

Alliance Global
Small Cap Fund

Management Fees                     1.00%     After 1 year            $  234
Distribution (12b-1) Fees           None      After 3 years           $  721
Other Expenses                      1.31%     After 5 years           $1,235
                                   -----      After 10 years          $2,646
Total fund operating expenses       2.31%
                                   =====

Alliance Greater China '97 Fund

Management fees                     1.00%     After 1 year            $  223
Distribution (12b-1) fees           None      After 3 years (b)       $2,277
Other expenses                      9.57%     After 5 years (b)       $4,108
                                   -----      After 10 years (b)      $7,865
Total fund operating expenses      10.57%
                                   =====
Waiver and/or expense
reimbursement (a)                  (8.37)%
                                   =====
Net expenses                        2.20%
                                   =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 22.

           Operating Expenses                           Examples
-----------------------------------------     ------------------------------

Alliance All-Asia
Investment Fund

Management fees                     1.00%     After 1 year            $  273
Distribution (12b-1) fees           None      After 3 years (b)       $1,092
Other expenses                                After 5 years (b)       $1,928
  Administration fees                .15%     After 10 years (b)      $4,094
  Other operating expenses          2.81%
                                    ----
Total other expenses                2.96%
                                    ----
Total fund operating expenses       3.96%
                                    ====
Waiver and/or expense
reimbursement (a)                  (1.26)%
                                    ====
Net expenses                        2.70%
                                    ====

--------------------------------------------------------------------------------
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
(b) These examples assume that Alliance's agreement to waive management fees and/or reimburse Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES and INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. & Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER


1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.


--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund

Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provide for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals, as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on future contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund

Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). As a matter of fundamental policy, the Fund will invest at least 80% of its assets in the securities of these companies. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase call and put options, including index put options, of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on the securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

Alliance Mid-Cap Growth Fund


Alliance Mid-Cap Growth Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and


o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

Prior to February 1, 2002, the Fund was known as The Alliance Fund.


TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes; and

o make secured loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.

The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes;

o subject to market conditions, write covered call options listed on a domestic exchange to realize income; and

o make loans of portfolio securities of up to 331/3% of its total assets (including collateral for any security loaned).

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund, but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments, Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may also invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will primarily invest in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:


o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund and Alliance Global Small Cap Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's and Alliance Global Small Cap Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for Alliance Mid-Cap Growth Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Quasar Fund, Alliance Balanced Shares, and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund, Alliance Quasar Fund, Alliance Balanced Shares, and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance New Europe Fund and 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $386 billion (of which approximately $140 billion represented assets of investment companies). As of September 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have more than 7 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                   Fee as a percentage of            Fiscal
Fund                              average daily net assets*        Year Ending
----                              -------------------------        -----------

Alliance Premier Growth Fund                 .97%                    11/30/02
Alliance Health Care Fund                    .95                      6/30/02
Alliance Growth Fund                         .75                     10/31/02
Alliance Technology Fund                     .90                     11/30/02
Alliance Quasar Fund                         .96                      9/30/02
Alliance Mid-Cap Growth Fund                 .72                     11/30/02
Alliance Growth and Income Fund              .61                     10/31/02
Alliance Balanced Shares                     .50                      7/31/02
Alliance New Europe Fund                     .99                      7/31/02
Alliance Worldwide Privatization
  Fund                                      1.00                      6/30/02
Alliance International
Premier Growth Fund                         1.00                     11/30/02
Alliance Global Small Cap Fund              1.00                      7/31/02
Alliance Greater China '97 Fund              -0-                      7/31/02
Alliance All-Asia Investment Fund            -0-                     10/31/02
----------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.


In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                       Principal Occupation
                                                       During the Past
Fund                    Employee; Year; Title          Five (5) Years
--------------------------------------------------------------------------------
Alliance Premier        Alfred Harrison; since         *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

                        Thomas G. Kamp; since          *
                        2003--Senior Vice
                        President

Alliance Health         Norman Fidel; since inception  *
Care Fund               --Senior Vice President
                        of ACMC

Alliance Growth         Alan Levi; since 2000          *
Fund                    --Senior Vice
                        President of ACMC

Alliance Technology     Gerald T. Malone; since 1992   *
Fund                    --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce K. Aronow; since 1999    Associated with Alliance
Fund                    --Senior Vice President        since 1999; prior
                        of ACMC                        thereto, Vice President
                                                       at Invesco since 1998.

Alliance Mid Cap        John L. Blundin; since 2001    *
Growth Fund             --Executive Vice President
                        of ACMC

                        Alan Levi; since 2001          *
                        --(see above)

                        Catherine Wood; since 2002     Associated with Alliance
                        --Senior Vice President        since 2001; prior
                        of ACMC                        thereto, general partner
                                                       and portfolio manager
                                                       with Tupelo Capital
                                                       Management since
                                                       prior to 1998.

Alliance Growth and     Paul Rissman; since 1994
Income Fund             --Senior Vice President
                        of ACMC

                        Craig Ayers; since 2002        *
                        --Vice President of ACMC

                           Aryeh Glatter; since 2002 *
                        --Senior Vice President
                        of ACMC

                          Susanne M. Lent; since 2002 *
                        --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997       *
Shares Fund             --(see above)

Alliance New Europe     Stephen Beinhacker;            *
Fund                    since 1997
                        --Senior Vice President
                        of ACMC

Alliance Worldwide      Edward Baker III; since 2002   *
Privatization Fund      Senior Vice President
                        of ACMC

Alliance International  Guru M. Baliga; since 2001     Associated with
Premier Growth Fund     --Senior Vice President        Alliance since 1998.
                        of ACMC

Alliance Global       Bruce Aronow; since 1999         (see above)
Small Cap Fund        --(see above)

                      Edward Baker III; since 2002     *
                      --(see above)

Alliance Greater      Matthew W.S. Lee; since 1997     *
China '97 Fund        --Vice President of ACMC

Alliance All-Asia     Hiroshi Motoki; since 1998       *
Investment Fund       --Senior Vice President
                      of ACMC and director of
                      Japanese/Asian Equity
                      research

                      Manish Singhai; since 2000 Associated with --Vice President of ACMC Alliance since 1998.

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
** The sole general partner of Alliance.


Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of December 31, 2002, the assets in the Historical Portfolios totaled approximately $3.3 billion and the average size of an institutional account in the Historical Portfolio was approximately $172 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts calculated on a quarterly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*


                   Premier       Premier                                     Russell
                   Growth         Growth       Historical                      1000
                    Fund           Fund        Portfolios       S&P 500       Growth
                  (Class A    (Class A with      Total           Index         Index
                   at NAV)      Sales Load)      Return**    Total Return   Total Return
Year ended
December 31:
2002***.........   (32.38)%       (35.25)%       (30.36)%       (22.09)%       (27.88)%
2001***.........   (23.92)        (27.17)        (23.43)        (11.88)        (20.42)
2000***.........   (19.87)        (23.28)        (18.19)         (9.10)        (22.42)
1999***.........    28.98          23.51          29.66          21.03          33.16
1998***.........    49.31          42.97          52.16          28.60          38.71
1997***.........    32.67          27.05          34.65          33.36          30.49
1996***.........    24.14          18.84          22.06          22.96          23.12
1995***.........    46.87          40.66          39.83          37.58          37.19
1994............    (5.80)         (9.78)         (4.79)          1.32           2.66
1993............     9.98           5.35          10.54          10.08           2.90
1992............       --             --          12.18           7.62           5.00
1991............       --             --          38.91          30.47          41.16
1990............       --             --          (1.57)         (3.10)         (0.26)
1989............       --             --          38.80          31.69          35.92
1988............       --             --          10.88          16.61          11.27
1987............       --             --           8.49           5.25           5.31
1986............       --             --          27.40          18.67          15.36
1985............       --             --          37.41          31.73          32.85
1984............       --             --          (3.31)          6.27          (0.95)
1983............       --             --          20.80          22.56          15.98
1982............       --             --          28.02          21.55          20.46
1981............       --             --          (1.09)         (4.92)        (11.31)
1980............       --             --          50.73          32.50          39.57
1979............       --             --          30.76          18.61          23.91
Cumulative
total return
for the
period
January 1, 1979
to December 31,
2002............       --             --          2,620%         1,882%         1,366%

--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge and without the imposition of sales charges.
** Net of all fees charged by Alliance.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 2002 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                          Premier     Premier
                           Growth      Growth                               Russell
                            Fund        Fund                                  1000
                          (Class A  (Class A with  Historical   S&P 500      Growth
                           at NAV)    Sales Load)  Portfolios    Index        Index
One year ............      (32.38)%     (35.25)%     (30.36)%    (22.09)%     (27.88)%
Three years .........      (25.58)      (26.65)      (24.16)     (14.54)      (23.64)
Five years ..........       (4.51)       (5.34)       (2.96)      (0.58)       (3.84)
Ten years ...........        7.12         6.66         7.61        9.34         6.70
Since January 1, 1979          --           --        14.76       13.25        11.84


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.


Litigation. On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance Capital Management L.P. ("Alliance") and Alliance Premier Growth Fund alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Alliance Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Alliance Premier Growth Fund purchased shares of Enron and as a consequence thereof the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Alliance Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of certain fees paid by Alliance Premier Growth Fund to Alliance. On December 21, 2001, a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in federal district court in the Middle District of Florida, Tampa Division, against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On March 13, 2002, the court granted the defendants' motion to transfer the Roy Complaint to federal district court in the District of New Jersey. On December 26, 2001, a complaint entitled Roffe
v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. On March 6, 2002, a complaint entitled Gissen v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Gissen Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Gissen Complaint are virtually identical to the Benak Complaint. On July 11, 2002, a complaint entitled Pfeiffer v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Pfeiffer Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund. The allegations and relief sought in the Pfeiffer Complaint are virtually identical to the Benak Complaint. On May 8, 2002, the court granted the motion of the plaintiffs in the Benak, Roy, Roffe, Tatem and Gissen cases to consolidate those complaints. On January 6, 2003, Plaintiffs filed a Consolidated Amended Complaint. Alliance and Alliance Premier Growth Fund believe the plaintiff's allegations are without merit and intend to vigorously defend against those allegations.

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and Alliance Premier Growth Fund, alleging violation of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to the Fund by causing Alliance Premier Growth Fund to invest in the securities of Enron and that the agreements between Alliance Premier Growth Fund and Alliance violated the 1940 Act because all of the directors of Alliance Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to Alliance Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. Alliance, Alliance Premiere Growth Fund and Harrison believe that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alliance Premier Growth Fund and individual directors and certain officers of Alliance Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because Alliance Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of Alliance Premier Growth Fund in relation to Alliance Premier Growth Fund's investments, including Alliance Premier Growth Fund's investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance, Alliance Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Funds' principal underwriter, Alliance Fund Distributors, Inc. or AFD;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.

A Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES


You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.


HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:


                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003


            For certified or overnight deliveries, send to:


                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for Alliance Mid-Cap Growth Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                     (This page left intentionally blank.)

                                            Income from Investment Operations               Less Dividends and Distributions
                                     ---------------------------------------------  ------------------------------------------------
                                                         Net Gains
                           Net Asset                    or Losses on                Dividends   Distributions   Tax
                             Value,                      Investments    Total from   from Net    in Excess of  Return  Distributions
                           Beginning  Net Investment   (both realized   Investment  Investment  Net Investment   of        from
  Fiscal Year or Period    of Period Income (Loss)(a)  and unrealized)  Operations    Income        Income     Capital Capital Gains
  ---------------------    --------- ----------------  ---------------  ----------  ----------  -------------- ------- -------------
Alliance Premier
Growth Fund

   Year ended 11/30/02 ...  $ 20.65      $  (.14)          $ (5.09)       $ (5.23)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 11/30/01 ...    29.99         (.14)            (6.55)         (6.69)       0.00          0.00       0.00     (2.38)
   Year ended 11/30/00 ...    36.25         (.14)            (3.76)         (3.90)       0.00          0.00       0.00     (2.36)
   Year ended 11/30/99 ...    27.71         (.17)             9.32           9.15        0.00          0.00       0.00      (.61)
   Year ended 11/30/98 ...    22.10         (.07)             7.14           7.07        0.00          0.00       0.00     (1.46)

Alliance Health Care Fund

   Year ended 6/30/02 ....  $ 11.36      $  (.09)          $ (1.24)       $ (1.33)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 6/30/01 ....    12.54         (.07)            (1.02)         (1.09)       0.00          0.00       0.00      (.08)
   8/27/99+ to 6/30/00 ...    10.00         (.03)(b)          2.57           2.54        0.00          0.00       0.00      0.00

Alliance Growth Fund

   Year ended 10/31/02 ...  $ 27.92      $  (.20)          $ (4.67)       $ (4.87)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 10/31/01 ...    53.17         (.11)           (19.44)        (19.55)       0.00          0.00       0.00     (5.70)
   Year ended 10/31/00 ...    56.88         (.02)             3.75           3.73        0.00          0.00       0.00     (7.44)
   Year ended 10/31/99 ...    47.47          .02             13.10          13.12        0.00          0.00       0.00     (3.71)
   Year ended 10/31/98 ...    44.08          .08              6.22           6.30        0.00          0.00       0.00     (2.91)

Alliance Technology Fund

   Year ended 11/30/02 ...  $ 68.21      $  (.72)          $(23.13)       $(23.85)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 11/30/01 ...    96.60         (.60)           (21.51)        (22.11)       0.00          0.00       0.00     (5.89)
   Year ended 11/30/00 ...   112.59         (.91)           (11.04)        (11.95)       0.00          0.00       0.00     (4.04)
   Year ended 11/30/99 ...    69.04         (.68)            49.40          48.72        0.00          0.00       0.00     (5.17)
   Year ended 11/30/98 ...    54.63         (.50)            15.49          14.99        0.00          0.00       0.00      (.58)

Alliance Quasar Fund

   Year ended 9/30/02 ....  $ 16.52      $  (.28)          $ (2.64)       $ (2.92)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 9/30/01 ....    31.07         (.29)           (11.56)        (11.85)       0.00          0.00       0.00      (.72)
   Year ended 9/30/00 ....    24.01         (.30)             7.36           7.06        0.00          0.00       0.00      0.00
   Year ended 9/30/99 ....    22.37         (.15)             2.80           2.65        0.00          0.00       0.00     (1.01)
   Year ended 9/30/98 ....    30.42         (.09)            (6.73)         (6.82)       0.00          0.00       0.00     (1.23)

Alliance Mid-Cap Growth
Fund

   Year ended 11/30/02 ...  $  4.83      $  (.03)          $ (1.06)       $ (1.09)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 11/30/01 ...     5.86         (.03)             (.71)          (.74)       0.00          0.00       0.00      (.29)
   Year ended 11/30/00 ...     7.58         (.02)            (1.06)         (1.08)       0.00          0.00       0.00      (.64)
   Year ended 11/30/99 ...     5.98         (.01)             2.00           1.99        0.00          0.00       0.00      (.39)
   Year ended 11/30/98 ...     8.69         (.01)             (.53)          (.54)       0.00          0.00       0.00     (2.17)

Alliance Growth and
Income Fund

   Year ended 10/31/02 ...  $  3.43      $   .04           $  (.71)       $  (.67)    $  (.02)      $  0.00    $  (.03)  $  (.10)
   Year ended 10/31/01 ...     4.08          .03              (.39)          (.36)       (.05)         0.00       0.00      (.24)
   Year ended 10/31/00 ...     3.71          .05               .54            .59        (.05)         0.00       0.00      (.17)
   Year ended 10/31/99 ...     3.44          .04               .63            .67        (.04)         (.01)      0.00      (.35)
   Year ended 10/31/98 ...     3.48          .04               .43            .47        (.05)         0.00       0.00      (.46)

Alliance Balanced Shares

   Year ended 7/31/02(c) .  $ 15.98      $   .37           $ (2.34)       $ (1.97)    $  (.37)      $  0.00    $  0.00   $  (.36)
   Year ended 7/31/01 ....    15.54          .44              1.16           1.60        (.42)         0.00       0.00      (.74)
   Year ended 7/31/00 ....    15.64          .43               .50            .93        (.39)         0.00       0.00      (.64)
   Year ended 7/31/99 ....    15.98          .39              1.29           1.68        (.37)         0.00       0.00     (1.65)
   Year ended 7/31/98 ....    16.17          .37              1.87           2.24        (.36)         0.00       0.00     (2.07)

Alliance New Europe Fund

   Year ended 7/31/02 ....  $ 14.68      $  (.05)          $ (2.72)       $ (2.77)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 7/31/01 ....    21.18         0.00             (4.87)         (4.87)       0.00          0.00       0.00     (1.50)
   Year ended 7/31/00 ....    18.58         (.01)             3.52           3.51        0.00          0.00       0.00      (.91)
   Year ended 7/31/99 ....    21.79          .13              (.78)          (.65)       0.00          0.00       0.00     (2.56)
   Year ended 7/31/98 ....    18.57          .08              5.28           5.36        0.00          (.09)      0.00     (2.05)

Alliance Worldwide
Privatization Fund

   Year ended 6/30/02 ....  $  8.76      $  (.01)          $  (.54)       $  (.55)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 6/30/01 ....    13.53          .04             (3.43)         (3.39)       0.00          0.00       0.00     (1.37)
   Year ended 6/30/00 ....    11.77         0.00              2.82           2.82       (0.00)         0.00       0.00     (1.06)
   Year ended 6/30/99 ....    12.63          .02               .93            .95        (.17)         0.00       0.00     (1.64)
   Year ended 6/30/98 ....    13.23          .19               .80            .99        (.23)         0.00       0.00     (1.36)

Alliance International
Premier Growth Fund

   Year ended 11/30/02 ...  $  8.44      $  (.07)(b)       $  (.96)       $ (1.03)    $  0.00       $  0.00    $  0.00   $  0.00
   Year ended 11/30/01 ...    10.58         (.07)            (2.07)         (2.14)       0.00          0.00       0.00      0.00
   Year ended 11/30/00 ...    13.27         (.09)            (2.16)         (2.25)       0.00          0.00       0.00      (.44)
   Year ended 11/30/99 ...     9.64         (.12)(b)          3.75           3.63        0.00          0.00       0.00      0.00
   3/3/98+ to 11/30/98 ...    10.00          .01(b)           (.37)          (.36)       0.00          0.00       0.00      0.00

                                Less Distributions                                        Ratios/Supplemental Data
                            ----------------------------             ---------------------------------------------------------------
                                               Total      Net Asset                             Ratio of     Ratio of Net
                            Distributions    Dividends      Value,    Total      Net Assets,     Expenses   Income (Loss)  Portfolio
                             in Excess of       and        End of    Return     End of Period   to Average    to Average    Turnover
  Fiscal Year or Period     Capital Gains  Distributions   Period      (d)     (000's omitted)  Net Assets    Net Assets      Rate
  ---------------------     -------------  -------------  ---------  ------   ----------------  ----------  -------------  ---------
Alliance Premier
Growth Fund

   Year ended 11/30/02 ...     $   0.00     $   0.00      $  15.42   (25.33)%     $590,508        1.45%          (.79)%         93%
   Year ended 11/30/01 ...         (.27)       (2.65)        20.65   (24.72)       510,603        1.25           (.59)         135
   Year ended 11/30/00 ...         0.00        (2.36)        29.99   (11.61)       523,315        1.11           (.38)         125
   Year ended 11/30/99 ...         0.00         (.61)        36.25    33.68        466,690        1.16           (.51)          75
   Year ended 11/30/98 ...         0.00        (1.46)        27.71    34.31        271,661        1.26(f)        (.28)          82

Alliance Health Care Fund

   Year ended 6/30/02 ....     $   0.00     $   0.00      $  10.03   (11.71)%     $  7,544        1.57%          (.83)%          9%
   Year ended 6/30/01 ....         (.01)        (.09)        11.36    (8.84)         7,518        1.42           (.59)           8
   8/27/99+ to 6/30/00 ...         0.00         0.00         12.54    25.40          6,184        1.61*(e)       (.36)*(b)      26

Alliance Growth Fund

   Year ended 10/31/02 ...     $   0.00     $   0.00      $  23.05   (17.44)%     $ 10,433        1.18%          (.73)%         41%
   Year ended 10/31/01 ...         0.00        (5.70)        27.92   (40.34)        19,087         .98           (.30)         115
   Year ended 10/31/00 ...         0.00        (7.44)        53.17     6.27         38,278         .83            .03           58
   Year ended 10/31/99 ...         0.00        (3.71)        56.88    29.08        142,720         .88            .03           62
   Year ended 10/31/98 ...         0.00        (2.91)        47.47    14.92        174,745         .93(f)         .17           61

Alliance Technology Fund

   Year ended 11/30/02 ...     $   0.00     $   0.00      $  44.36   (34.96)%     $ 83,018        1.49%         (1.29)%        117%
   Year ended 11/30/01 ...         (.39)       (6.28)        68.21   (24.68)       231,167        1.27           (.78)          55
   Year ended 11/30/00 ...         0.00        (4.04)        96.60   (11.22)       288,889        1.19           (.66)          46
   Year ended 11/30/99 ...         0.00        (5.17)       112.59    75.22        330,404        1.35(f)        (.78)          54
   Year ended 11/30/98 ...         0.00         (.58)        69.04    27.73        230,295        1.37(f)        (.84)          67

Alliance Quasar Fund

   Year ended 9/30/02 ....     $   0.00     $   0.00      $  13.60   (17.68)%     $  8,916        1.60%         (1.41)%         98%
   Year ended 9/30/01 ....        (1.98)       (2.70)        16.52   (41.11)        68,730        1.52          (1.31)         109
   Year ended 9/30/00 ....         0.00         0.00         31.07    29.40        135,414        1.39(f)       (1.08)         160
   Year ended 9/30/99 ....         0.00        (1.01)        24.01    12.16        164,671        1.42(f)        (.62)          91
   Year ended 9/30/98 ....         0.00        (1.23)        22.37   (23.24)       175,037        1.38(f)        (.32)         109

Alliance Mid-Cap Growth
Fund

   Year ended 11/30/02 ...     $   0.00     $   0.00      $   3.74   (22.57)%     $ 13,092        1.08%          (.81)%        183%
   Year ended 11/30/01 ...         0.00         (.29)         4.83   (13.39)       131,032        1.08           (.64)         226
   Year ended 11/30/00 ...         0.00         (.64)         5.86   (15.66)         8,304         .83           (.35)          86
   Year ended 11/30/99 ...         0.00         (.39)         7.58    35.66          9,970         .85           (.20)          97
   Year ended 11/30/98 ...         0.00        (2.17)         5.98    (8.19)        11,305         .83           (.16)         106

Alliance Growth and
Income Fund

   Year ended 10/31/02 ...     $   0.00     $   (.15)     $   2.61   (20.62)%     $681,620         .86%          1.10%          75%
   Year ended 10/31/01 ...         0.00         (.29)         3.43    (9.27)       700,348         .84            .87           67
   Year ended 10/31/00 ...         0.00         (.22)         4.08    16.98        185,754         .65           1.21           53
   Year ended 10/31/99 ...         0.00         (.40)         3.71    21.03         39,739         .68           1.12           48
   Year ended 10/31/98 ...         0.00         (.51)         3.44    14.96         22,786         .76(f)        1.14           89

Alliance Balanced Shares

   Year ended 7/31/02(c) .     $   0.00     $   (.73)     $  13.28   (12.67)%     $101,017         .85%          2.79%          79%
   Year ended 7/31/01 ....         0.00        (1.16)        15.98    10.75          5,446         .91           2.75           63
   Year ended 7/31/00 ....         0.00        (1.03)        15.54     6.48          2,943         .86           2.88           76
   Year ended 7/31/99 ....         0.00        (2.02)        15.64    11.71          2,627         .97(f)        2.56          105
   Year ended 7/31/98 ....         0.00        (2.43)        15.98    15.32          2,079        1.06(f)        2.33          145

Alliance New Europe Fund

   Year ended 7/31/02 ....     $   0.00     $   0.00      $  11.91   (18.87)%     $  4,610        1.80%          (.36)%         63%
   Year ended 7/31/01 ....         (.13)       (1.63)        14.68   (24.42)         5,729        1.48            .02           84
   Year ended 7/31/00 ....         0.00         (.91)        21.18    19.21          9,196        1.34(f)        (.06)         103
   Year ended 7/31/99 ....         0.00        (2.56)        18.58    (2.54)         4,778        1.51(f)         .68           89
   Year ended 7/31/98 ....         0.00        (2.14)        21.79    32.55          3,143        1.56(f)         .39           99

Alliance Worldwide
Privatization Fund

   Year ended 6/30/02 ....     $   0.00     $   0.00      $   8.21    (6.28)%     $    808        1.80%          (.18)%         43%
   Year ended 6/30/01 ....         (.01)       (1.38)         8.76   (26.58)         1,343        1.50            .38           42
   Year ended 6/30/00 ....         0.00        (1.06)        13.53    24.68          2,506        1.43(f)         .01           67
   Year ended 6/30/99 ....         0.00        (1.81)        11.77    10.12          1,610        1.62(f)         .37           58
   Year ended 6/30/98 ....         0.00        (1.59)        12.63     9.48          1,716        1.45           1.48           53

Alliance International
Premier Growth Fund

   Year ended 11/30/02 ...     $   0.00     $   0.00      $   7.41   (12.20)%     $ 11,437        2.18%          (.85)%(b)      75%
   Year ended 11/30/01 ...         0.00         0.00          8.44   (20.23)        14,116        1.86           (.78)         171
   Year ended 11/30/00 ...         0.00         (.44)        10.58   (17.57)        18,800        1.61           (.68)         111
   Year ended 11/30/99 ...         0.00         0.00         13.27    37.66          2,386        2.21(e)(f)    (1.06)(b)      107
   3/3/98+ to 11/30/98 ...         0.00         0.00          9.64    (3.60)         1,386        2.20*(e)        .13*(b)      151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 52.


                                     50 & 51

                                            Income from Investment Operations               Less Dividends and Distributions
                                     ---------------------------------------------  ------------------------------------------------
                                                         Net Gains
                           Net Asset                    or Losses on                Dividends   Distributions   Tax
                             Value,                      Investments    Total from   from Net    in Excess of  Return  Distributions
                           Beginning  Net Investment   (both realized   Investment  Investment  Net Investment   of        from
  Fiscal Year or Period    of Period Income (Loss)(a)  and unrealized)  Operations    Income        Income     Capital Capital Gains
  ---------------------    --------- ----------------  ---------------  ----------  ----------  -------------- ------- -------------
Alliance Global
Small Cap Fund

  Year ended 7/31/02 ...    $ 8.86      $ (.13)            $(2.34)        $(2.47)     $ 0.00       $ 0.00      $ 0.00    $ 0.00
  Year ended 7/31/01 ...     15.28        (.11)             (4.58)         (4.69)       0.00         0.00        0.00      0.00
  Year ended 7/31/00 ...     11.74        (.12)              3.86           3.74        0.00         0.00        0.00      (.20)
  Year ended 7/31/99 ...     12.20        (.07)               .77            .70        0.00         0.00        0.00     (1.16)
  Year ended 7/31/98 ...     12.89        (.07)               .37            .30        0.00         0.00        0.00      (.99)

Alliance Greater
China '97 Fund

  Year ended 7/31/02 ...    $ 8.53      $  .10(b)          $ (.97)        $ (.87)     $ 0.00       $ 0.00      $ 0.00    $ 0.00
  Year ended 7/31/01 ...     10.41         .06(b)           (1.94)         (1.88)       0.00         0.00        0.00      0.00
  Year ended 7/31/00 ...      8.24        (.02)(b)           2.19           2.17        0.00         0.00        0.00      0.00
  Year ended 7/31/99 ...      4.85         .04(b)            3.35           3.39        0.00         0.00        0.00      0.00
  9/3/97+ to 7/31/98 ...     10.00         .10(b)           (5.18)         (5.08)       (.07)        0.00        0.00      0.00

Alliance All-Asia
Investment Fund

  Year ended 10/31/02 ..    $ 5.31      $ (.09)            $ (.58)        $ (.67)     $ 0.00       $ 0.00      $ 0.00    $ 0.00
  Year ended 10/31/01 ..      9.81        (.12)(b)          (3.27)         (3.39)       0.00         0.00        0.00     (1.01)
  Year ended 10/31/00 ..     10.54        (.17)              (.56)          (.73)       0.00         0.00        0.00      0.00
  Year ended 10/31/99 ..      5.90        (.10)(b)           4.74           4.64        0.00         0.00        0.00      0.00
  Year ended 10/31/98 ..      7.56        (.08)(b)          (1.58)         (1.66)       0.00         0.00        0.00      0.00


                                Less Distributions                              Ratios/Supplemental Data
                            ----------------------------             ---------------------------------------------------------------
                                               Total      Net Asset                             Ratio of     Ratio of Net
                            Distributions    Dividends      Value,    Total      Net Assets,     Expenses   Income (Loss)  Portfolio
                             in Excess of       and        End of    Return     End of Period   to Average    to Average    Turnover
  Fiscal Year or Period     Capital Gains  Distributions   Period      (d)    (000 's omitted)  Net Assets    Net Assets      Rate
  ---------------------     -------------  -------------  ---------  ------   ----------------  ----------  -------------  ---------
Alliance Global
Small Cap Fund

  Year ended 7/31/02 ...       $ 0.00          $ 0.00       $ 6.39   (27.88)%      $  204          2.31%          (1.76)%       84%
  Year ended 7/31/01 ...        (1.73)          (1.73)        8.86   (33.71)          797          1.83(f)        (1.03)       121
  Year ended 7/31/00 ...         0.00            (.20)       15.28    32.19           707          1.69(f)         (.76)       133
  Year ended 7/31/99 ...         0.00           (1.16)       11.74     7.63           189          2.13(f)         (.63)       120
  Year ended 7/31/98 ...         0.00            (.99)       12.20     2.82           392          1.87(f)         (.57)       113

Alliance Greater
China '97 Fund

  Year ended 7/31/02 ...       $ 0.00          $ 0.00       $ 7.66   (10.20)%      $  196          2.20%(e)        1.28%(b)     63%
  Year ended 7/31/01 ...         0.00            0.00         8.53   (18.06)          386          2.21(e)(f)       .71(b)      64
  Year ended 7/31/00 ...         0.00            0.00        10.41    26.34           273          2.22(e)(f)      (.15)(b)    158
  Year ended 7/31/99 ...         0.00            0.00         8.24    69.90           161          2.22(e)(f)       .58(b)      94
  9/3/97+ to 7/31/98 ...         0.00            (.07)        4.85   (51.06)           60          2.22*(e)(f)     1.51*(b)     58

Alliance All-Asia
Investment Fund

  Year ended 10/31/02 ..       $ 0.00          $ 0.00       $ 4.64   (12.62)%      $2,528          2.70%(e)       (1.69)%      207%
  Year ended 10/31/01 ..         (.10)          (1.11)        5.31   (38.68)        2,736          2.70(e)        (1.90)       150
  Year ended 10/31/00 ..         0.00            0.00         9.81    (6.93)        5,155          2.19(f)(g)     (1.31)       153
  Year ended 10/31/99 ..         0.00            0.00        10.54    78.64         4,746          2.45(e)(f)     (1.33)       119
  Year ended 10/31/98 ..         0.00            0.00         5.90   (21.96)        2,012          3.46(e)(f)     (1.22)        93
----------------------------------------------------------------------------------------------------------------------------------


+     Commencement of operations.


*     Annualized.


(a) Based on average shares outstanding. (b) Net of fee waiver and expense reimbursement.


(c) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002 the effect of this change was to decrease Advisor Class net investment income by $.02 per share, increase net unrealized gains and losses by $.02 per share. Consequently the ratio of net investment income to average net assets was decreased from 2.89% to 2.79% for Advisor Class. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(e) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (f) below, would have been as follows:



                                                1998        1999       2000       2001       2002
Alliance All-Asia Investment Fund
Advisor Class                                   4.39%       2.93%        --       2.89%      3.96%

Alliance International Premier Growth Fund
Advisor Class                                   6.28%*      2.96%        --         --         --

Alliance Greater China '97 Fund
Advisor Class                                  18.13%*     19.01%      9.61%      9.35%     10.57%

Alliance Health Care Fund
Advisor Class                                     --          --       1.65%        --         --

(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets assuming the assumption and/or waiver/reimbursement of expenses described in note (e) above would have been as follows:


                                                1998        1999       2000       2001
Alliance Global Small Cap Fund
Advisor Class                                   1.84%       2.10%      1.68%      1.82%

Alliance New Europe Fund
Advisor Class                                   1.54%       1.50%      1.33%        --

Alliance All-Asia Investment Fund
Advisor Class                                   3.41%       2.43%      2.18%        --

Alliance Balanced Shares
Advisor Class                                   1.05%        .96%        --         --

Alliance Worldwide Privatization Fund
Advisor Class                                     --        1.61%     1.42%         --

Alliance Quasar Fund
Advisor Class                                   1.37%       1.41%     1.38%         --

Alliance International Premier Growth Fund
Advisor Class                                     --        2.20%        --         --

Alliance Growth and Income Fund
Advisor Class                                    .75%         --         --         --

Alliance Growth Fund
Advisor Class                                    .92%         --         --         --

Alliance Technology Fund
Advisor Class                                   1.36%       1.34%        --         --

Alliance Greater China '97 Fund
Advisor Class                                   2.20%*      2.20%      2.20%      2.20%

Alliance Premier Growth Fund
Advisor Class                                   1.25%         --         --         --


(g) Includes interest expense. If Alliance All-Asia Investment Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Advisor Class, 2.14% for 2000.


                                     52 & 53

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.50 in 2002.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002, down approximately 43% from the end of 1999.


The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of Alliance New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by year end.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999.

Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and seven prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy. For further information regarding Japan, see the SAI of Alliance All-Asia Investment Fund.

Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.


Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power progressed smoothly and Jiang continued the market-oriented policies of Deng. In November 2002, Jiang was succeeded by Hu Jintao as the leader of China's Communist Party, but Jiang remains powerful. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.


In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. China's long sought admission to the World Trade Organization, however, which became effective on January 1, 2002, enhances China's status in the international community. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

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

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


By Mail:          Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature:  (800) 227-4618


Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com.

Fund                                                                SEC File No.
--------------------------------------------------------------------------------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
Alliance Mid-Cap Growth Fund                                        811-00204
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.) Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

(LOGO)               ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC.
----------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         November 1, 2002
                  (as amended February 1, 2003)

----------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated February 1, 2003, for Alliance Worldwide Privatization Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus, dated February 1, 2003, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares of the Fund, the "Prospectus"). Financial statements for the Fund for the year ended June 30, 2002 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of such Prospectuses and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                                      PAGE

DESCRIPTION OF THE FUND...................................................
MANAGEMENT OF THE FUND....................................................
EXPENSES OF THE FUND......................................................
PURCHASE OF SHARES........................................................
REDEMPTION AND REPURCHASE OF SHARES.......................................
SHAREHOLDER SERVICES......................................................
NET ASSET VALUE   ........................................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................
PORTFOLIO TRANSACTIONS....................................................
GENERAL INFORMATION.......................................................
REPORT OF INDEPENDENT ACCOUNTANTS AND
  FINANCIAL STATEMENTS....................................................
APPENDIX A:  OPTIONS...................................................A-1
APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES
             CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES...............B-1
APPENDIX C:  BOND RATINGS..............................................C-1
APPENDIX D:  CERTAIN EMPLOYEE BENEFIT PLANS............................D-1
-------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

-----------------------------------------------------------

                     DESCRIPTION OF THE FUND
-----------------------------------------------------------

            The Fund is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective
--------------------

            The investment objective of the Fund is to seek long term capital appreciation. In seeking to achieve its investment objective, as a fundamental policy, the Fund will invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing, or that have undergone, privatization as described below. However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies that are believed by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance") to be beneficiaries of the privatization process. This policy will not be changed without 60 days' prior written notice to shareholders. In addition, for purposes of this policy net assets includes any borrowings for investment purposes. For the purposes of the Fund's policies, equity securities include common stock, preferred stock, rights or warrants to subscribe for or purchase common or preferred stock, securities (including debt securities) convertible into common or preferred stock and securities that give the holder the right to acquire common or preferred stock.

How The Fund Pursues Its Objective
----------------------------------

            Investment in Privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

            The Fund's investments in the securities of enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of equity securities of a government- or state-owned or controlled company or enterprise (a "state enterprise") that are traded in a recognized national or international securities market (an "initial equity offering"). Secondly, the Fund may invest in the securities of a current or former state enterprise following its initial equity offering, including the purchase of securities in any secondary offerings. Finally, the Fund may make privately negotiated investments in a state enterprise that has not yet conducted an initial equity offering. Investments of this type may be structured, for example, as privately negotiated sales of stock or other equity interests in joint ventures, cooperatives or partnerships. In the opinion of the Adviser, substantial potential for appreciation in the value of equity securities of an enterprise undergoing or following privatization exists as the enterprise rationalizes its management structure, operations and business strategy to position itself to compete efficiently in a market economy, and the Fund will seek to emphasize investments in the equity securities of such enterprises.

            The Fund intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. The percentage of the Fund's assets invested in equity securities of companies based in a particular country will vary in accordance with the Adviser's assessment of the appreciation potential of such securities. Notwithstanding the foregoing, no more than 15% of the Fund's total assets will be invested in securities of issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in securities of issuers in any one of France, Germany, Great Britain, Italy and Japan.

            Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. In contrast, nationalization is the process through which a government or state assumes control of a privately owned enterprise. Privatizations may take the form of individually negotiated transactions, including trade sales or management buy-outs, or an offering of equity securities. Governments and states with established economies, including, among others, France, Great Britain, Germany and Italy, and those with developing economies, including, among others, Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are currently engaged in privatizations. The Fund will invest in the securities of enterprises, in any country, that in the Adviser's opinion present attractive investment opportunities, and the countries in which the Fund invests will change from time to time.

            Although the Fund anticipates that it generally will not concentrate its investments in any industry, it is permitted, under certain conditions, to invest more than 25% of its total assets in the securities of issuers whose primary business activity is that of national commercial banking. Prior to concentrating in the securities of national commercial banks, the Fund's Board of Directors would have to determine, based on factors in existence at the time of the determination, such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities. The Adviser anticipates that such circumstances could include periods during which returns on or market liquidity of investments in national commercial banks substantially exceed those available on investments in other industries. The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in the securities of issuers in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until final resolution of the issue. There can be no assurance that the issue will be resolved so as to permit the Fund to change between concentration and non-concentration in the manner described above in this paragraph. To the extent that the Fund invests more than 25% of its total assets in the national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry and the Fund's investments may be subject to greater risk and market fluctuation than those of a fund that has in its portfolio securities representing a broader range of investment alternatives. The national commercial banking industry is subject to, among other things, increases in interest rates and deterioration in general economic conditions.

            Rights and Warrants. The Fund may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio; however, the Fund does not presently intend to invest more than 10% of its total assets in such warrants. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

            Debt Securities and Convertible Debt Securities. The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Debt securities include bonds, debentures, corporate notes and preferred stocks. Convertible debt securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of debt securities and convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

            The Fund may maintain not more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard and Poor's Ratings Services ("S&P"), or, if not rated, determined by the Adviser to be of equivalent quality. The Fund will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Certain Risk Considerations--Securities Ratings."

            Defensive Position. For temporary defensive purposes, the Fund may vary from its fundamental investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. The Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose, the Fund will limit its investments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Fund anticipates its subsequent investments will be denominated.

            Subject to its policy of investing at least 80% of its net assets in securities of enterprises undergoing privatization or which are beneficiaries of privatizations, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Additional Investment Policies and Practices
--------------------------------------------

            Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

            A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

            A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

            In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

            If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. For additional information on the use, risk and costs of options, see Appendix A.

            The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

            Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

            Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

            Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

            The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

            The successful use of such instrument draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place liquid assets in a segregate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

            For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

            Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

            Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers for an agreed price at a future date. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may use other methods of "cover" as are permitted by applicable law.

            While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlation between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. For additional information on the use, risks and costs of forward foreign currency exchange contracts, see Appendix B.

            Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

            When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

            The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

            Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Fund will at all times maintain a segregated account with its Custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

            Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

            Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

            Illiquid Securities. The Fund will not maintain more than 15% of the Fund's net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placement or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., many individually negotiated currency swaps and any assets used to cover currency swaps, most privately negotiated investments in state enterprises that have not yet conducted initial equity offerings, when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and all assets used to cover over-the-counter options and (c) repurchase agreements not terminable within seven days.

            The Fund may not be able to readily sell illiquid securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when the Adviser believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "1933 Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"). The Adviser will monitor the illiquidity of such securities under the supervision of the Board of Directors.

            Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the Taxpayer Relief Act of 1997, if the Fund has an unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize a gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Investment Restrictions." Certain special federal income tax considerations may apply to short sales which are entered into by the Fund. See "Dividends, Distributions and Taxes-United States Federal Income Taxation of the Fund-Tax Straddles."

            General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast price movements or currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

            The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Additional Investment Policies
------------------------------

            Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that liquid assets equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Repurchase Agreements" above. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

            Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Certain Risk Considerations
---------------------------

            Investment in the Fund involves the special risk considerations described below.

            Investment in Privatized Enterprises. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

            Most state enterprises or former state enterprises go through an internal reorganization of management prior to making an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises which may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

            Currency Considerations. Because substantially all of the Fund's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

            Risk of Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled by regulations, including, in some cases, the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

            Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws. The Fund intends to spread its portfolio investments among the capital markets of a number of countries and, under normal market conditions, will invest in the equity securities of issuers based in at least four, and normally considerably more, countries. There is no restriction, however, on the percentage of the Fund's assets that may be invested in countries within any one region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

            U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

            Investments in Lower-Rated Debt Securities. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by S&P) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects, and the experience and managerial strength of the issuer.

            Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

            The ratings of debt securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities rated BBB by S&P or Baa by Moody's are considered to be investment grade. Securities rated BBB by S&P or Baa by Moody's are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. See Appendix C for a description of Moody's and S&P's bond and commercial paper ratings.

            Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, the Fund may not:

           (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government Securities; or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Director's determination;

           (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

          (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

           (iv) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or
                    (iii) the use of repurchase agreements;

            (v) participate on a joint or joint and several basis in any securities trading account;

           (vi)     invest in companies for the purpose of
                    exercising control;

          (vii)     issue any senior security within the
                    meaning of the 1940 Act except that the
                    Fund may write put and call options;

         (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); or

           (ix) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

            The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described above in this section "--How the Fund Pursues Its Objective."

            In addition to the restrictions set forth above, in connection with the qualifications of its shares for sale in certain states, the Fund may not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase.

-------------------------------------------------------------

                      MANAGEMENT OF THE FUND
-------------------------------------------------------------

Board of Directors Information

      The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

NAME, ADDRESS,            PRINCIPAL                PORTFOLIOS IN   OTHER
AGE OF DIRECTOR           OCCUPATION(S)            FUND COMPLEX    DIRECTORSHIPS
(YEARS OF                 DURING PAST              OVERSEEN        HELD BY
SERVICE*)                 5 YEARS                  BY DIRECTOR     DIRECTOR
---------                 -------                  ----------     --------

INTERESTED DIRECTOR

John D. Carifa,** 57,     President, Chief          114           None
1345 Avenue of the        Operating Officer and
Americas,                 a Director of ACMC,
New York, NY  10105 (8)   with which he has been
                          associated since prior
                          to 1998.

DISINTERESTED DIRECTORS

Ruth Block,#+ 72,         Formerly an Executive     93            None
P.O. Box 4623, Stamford,  Vice President and the
CT 06903 (8)              Chief Insurance
                          Officer of The
                          Equitable Life
                          Assurance Society of
                          the United States;
                          Chairman and Chief
                          Executive Officer of
                          Evlico.   Formerly a
                          Director of Avon, BP
                          Amoco Corporation
                          (oil and gas), Ecolab,
                          Inc. (specialty
                          chemicals), Tandem
                          Financial Group and
                          Donaldson, Lufkin &
                          Jenrette Securities
                          Corporation.

David H. Dievler,#+ 73,   Independent               98            None
P.O. Box 167, Spring      consultant.  Until
Lake, New Jersey 07762    December 1994 he was
(8)                       Senior Vice President
                          of ACMC responsible
                          for mutual fund
                          administration.  Prior
                          to joining ACMC in
                          he was Chief
                          Financial Officer of
                          Eberstadt Asset
                          Management since
                          1968.  Prior to that
                          he was Senior Manager
                          at Price Waterhouse &
                          Co.  Member of
                          American Institute of
                          Certified Public
                          Accountants since 1953.

John H. Dobkin,#+ 60,     Consultant. He was        94            None
P.O. Box 12, Annandale,   formerly a Senior
New York 12504 (8)        Advisor from June 1999
                          - June 2000 and
                          President of Historic
                          Hudson Valley
                          (December 1989 - May
                          1999). Previously,
                          Director of the National
                          Academy of Design.
                          During 1988-92, he was
                          Director and Chairman
                          of the Audit Committee
                          of ACMC.

William H. Foulk, Jr.,#+  Investment Adviser and    110           None
70, Suite 100, 2 Sound    Independent Consultant.
View Dr., Greenwich,      He was formerly
Connecticut 06830 (8)     Senior Manager of
                          Barrett Associates, Inc.,
                          a registered investment
                          adviser, with which he
                          had been associated
                          since prior to 1998.
                          He was formerly
                          Deputy Comptroller of
                          the State of New York
                          and, prior thereto,
                          Chief Investment
                          Officer of the New
                          York Bank for Savings.

Clifford L. Michel,#+     Senior Counsel of the     93            Placer Dome,
63,    15 St. Bernard's   law firm of Cahill                      Inc.
Road, Gladstone, New      Gordon & Reindel since
Jersey 07934 (8)          February 2001 and a
                          partner of that firm
                          for more than
                          twenty-five years
                          prior thereto.  He is
                          President and Chief
                          Executive Officer of
                          Wenonah Development
                          Company (investments)
                          and a Director of
                          Placer Domes, Inc.
                          (mining).

Donald J. Robinson,#+     Senior Counsel to the     92             None
68, 98 Hell's Peak Road,  law firm of Orrick,
Weston, Vermont 05161 (6) Herrington & Sutcliffe LLP
                          since January 1997.
                          Formerly a senior partner
                          and a member of the
                          Executive Committee of that
                          firm. He was also a member
                          and Chairman of the Municipal
                          Securities Rulemaking Board
                          and a Trustee of the Museum
                          of the City of New York.

----------------
* There is no stated term of office for the Fund's Directors.
**      Mr. Carifa is an "interested person", as defined in the
        1940 Act, of the Fund because of an affiliation with
        Alliance.
#       Member of the Audit Committee.
+       Member of the Nominating Committee.

            The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

            In approving the most recent annual continuance of the Fund's investment advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board with experienced counsel that is independent of the Adviser.

            The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

            In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

            The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

            No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

            The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the Alliance Fund Complex are set forth below.

                        DOLLAR RANGE                AGGREGATE DOLLAR
                        OF EQUITY                   RANGE OF EQUITY
                        SECURITIES IN               SECURITIES IN THE
                        THE FUND AS OF              ALLIANCE FUND COMPLEX
                        DECEMBER 31, 2002           AS OF DECEMBER 31, 2002
                        ------------------          ------------------------

John D. Carifa          $10,001 - $50,000           Over $100,000
Ruth Block              $50,001 - $100,000          Over $100,000
David H. Dievler        Over $100,000               Over $100,000
John H. Dobkin          $50,001  - $100,000         Over $100,000
William H. Foulk, Jr.   $1 - $10,000                Over $100,000
Clifford L. Michel      $10,001 - $50,000           Over $100,000
Donald J. Robinson      None                        Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*               POSITION(S) HELD     PRINCIPAL OCCUPATION
AND (AGE)                        WITH FUND            DURING PAST 5 YEARS
---------                        ---------            -------------------

John D. Carifa, (57)             Chairman and         See biography above.
                                 President

Edward Baker, (52)               Senior Vice          Senior Vice President and
                                 President            Chief Investment Officer-
                                                      Emerging  Markets of
                                                      ACMC,**  with which
                                                      he has been associated
                                                      since prior to 1998.

Thomas J. Bardong, (57)          Vice President       Senior Vice President of
                                                      ACMC,** with  which he
                                                      has been associated since
                                                      prior to 1998.

Russell Brody, (36)              Vice President       Vice President of ACMC,**
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

Michael J. Levy, (32)            Vice President       Assistant Vice President
                                                      of ACMC,** with which he
                                                      has been associated
                                                      since prior to 1998.

Jean Van De Walle, (44)          Vice President       Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1998.

Edmund P. Bergan, Jr., (52)      Secretary            Senior Vice President and
                                                      the General Counsel of
                                                      Alliance Fund
                                                      Distributors, Inc. ("AFD")
                                                      ** and AGIS, ** with which
                                                      he has been associated
                                                      since prior to 1998.

Andrew L. Gangolf, (48)          Assistant Secretary  Senior Vice President and
                                                      Assistant General Counsel
                                                      of AFD,** with which he
                                                      has been associated
                                                      since prior to 1998.

Domenick Pugliese, (41)          Assistant Secretary  Senior Vice President
                                                      and Assistant General
                                                      Counsel of AFD,** with
                                                      which he has been
                                                      associated since prior to
                                                      1998.

Mark D. Gersten, (52)            Treasurer and Chief  Senior Vice President of
                                 Financial Officer    AGIS** and Vice President
                                                      of AFD,** with which
                                                      he has been associated
                                                      since prior to 1998.

Vincent S. Noto, (38)           Controller            Vice President of AGIS,
                                                      with which he has been
                                                      associated since prior to
                                                      1998.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, AFD, and AGIS are affiliates of the Fund.

            The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended June 30, 2002, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                                   Total Number
                                                    Total Number   of Investment
                                                    of Investment  Portfolios
                                                    Companies in   within the
                                                    the Alliance   Alliance Fund
                                     Total          Fund Complex,  Complex,
                                     Compensation   Including the  Including the
                                     From the       Fund, as to    Fund, as to
                                     Alliance Fund  which the      which the
                      Aggregate      Complex,       Director is a  Director is
Name of Director      Compensation   Including      Director or    a Director
of the Fund           From the Fund  the Fund       Trustee        or Trustee
-----------           -------------  --------       -------        ----------

John D. Carifa        $0             $-0-           53             114
Ruth Block            $3,215         $ 192,600      43              93
David H. Dievler      $3,215         $ 246,238      48              98
John H. Dobkin        $3,215         $ 217,888      45              94
William H. Foulk, Jr. $3,215         $ 241,700      49             110
Clifford L. Michel    $3,215         $ 201,950      44              93
Donald J. Robinson    $3,215         $ 193,100      43              92

          As of January 10, 2003, the Directors and officers of the Fund as a group owned 3.56% of the Advisor Class shares of the Fund and less than 1% of the shares of any other class of the Fund.

Adviser
-------

            Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New
York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

            Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $386 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange"), in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interests in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned approximately 54.7% of the Alliance Units. AXA Financial is the wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

            Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $148,000 in respect of such services during the fiscal year of the Fund ended June 30, 2002.

            Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. For the fiscal years ended June 30, 2000, June 30, 2001 and June 30, 2002 the Adviser received from the Fund advisory fees of $5,639,852, $4,658,858 and $2,929,220, respectively.

            The Advisory Agreement became effective on April 22, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on April 19, 1994, and by the Fund's initial shareholder on April 19, 1994.

            The Advisory Agreement continues in effect from year to year provided that its continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on January 24, 2002.

            The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Growth Fund, Inc., Alliance Dynamic Growth Fund, Inc., Alliance Emerging Market Debt Fund, Inc., Alliance Global Growth Trends Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The Alliance Portfolios, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

            During the Fund's fiscal year ended June 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $597,180 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,301,015. Of the $1,898,195 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $7,598 was spent on advertising, $29,817 on the printing and mailing of prospectuses for persons other than current shareholders, $951,753 for compensation to broker-dealers and other financial intermediaries (including, $340,566 to the Fund's Principal Underwriters), $150,146 for compensation to sales personnel, $758,881 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During the Fund's fiscal year ended June 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $744,314 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $744,314 paid by the Fund under Rule 12b-1 Plan with respect to the Class B shares, $592 was spent on advertising, $3,402 on the printing and mailing of prospectuses for persons other than current shareholders, $274,462 for compensation to broker-dealers and other financial intermediaries (including, $32,727 to the Fund's Principal Underwriters), $19,827 for compensation to sales personnel, $45,152 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $143,646 was spent on interest on Class B shares financing and 257,233 was used to offset the distribution service fee paid in prior years.

            During the Fund's fiscal year ended June 30, 2002, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $184,411, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $35,214. Of the $219,625 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $222 was spent on advertising, $2,105 on the printing and mailing of prospectuses for persons other than current shareholders, $190,949 for compensation to broker-dealers and other financial intermediaries (including, $11,137 to the Fund's Principal Underwriters), $9,072 for compensation to sales personnel, $16,281 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $996 was spent on interest on Class C shares financing.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

            With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $6,909,303 (10.51% of the net assets of Class B); $1,158,358
(7.45% of net assets of Class C).

            The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect from year to year with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by the Directors of the Fund, including all of the disinterested Directors, at a meeting held on January 24, 2002.

            In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

            AGIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal year ended June 30, 2002, the Fund paid AGIS $858,654 pursuant to the Transfer Agency Agreement.

Code of Ethics
--------------

            The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

----------------------------------------------------------------

                        PURCHASE OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General
-------

            Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

            Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

            Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

            In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

            The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

            The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

            Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m. Eastern Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

            In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

            Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B
and Class C Shares (1)
----------------------
--------
(1) Advisor Class shares are sold only to investors described above in this section "--General."

            Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix D for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A Shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

            During the Fund's fiscal years ended June 30, 2002, June 30, 2001 and June 30, 2000, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $404,201, $679,187 and $1,162,197, respectively. Of that amount, the Principal Underwriter received the amount of $259,676, $96,274 and $21,509, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 2002, 2001 and 2000, the Principal Underwriter received contingent deferred sales charges of $25,193, $42,765 and $31,259, respectively, on Class A shares, $109,126, $175,194 and $190,705, respectively, on Class B shares, and $2,429, $17,183 and $7,361, respectively on Class C shares.

Class A Shares
--------------

            The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                           Sales Charge
                           ------------

                                             Commission        Discount Or
                                             Charge            Sales Charge
                                             As % of           To Dealers
                           As % of           the Public        Or Agents
Amount of                  Net Amount        Offering          As % of
Purchase                   Invested          Price             Offering Price
--------                   --------          -----             --------------

Less than
   $100,000...............4.44%              4.25%              4.00%
$100,000 but
  less than
   $250,000...............3.36               3.25               3.00
$250,000 but
  less than
   $500,000...............2.30               2.25               2.00
$500,000 but
  less than
   $1,000,000*............1.78               1.75               1.50
-------------------------

* There is no initial sales charge on transactions of $1,000,000 or more.

          With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

            Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay
(i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

            Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Americas Government Income Trust, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Emerging Market Debt Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Premier Growth Fund, Inc.
Alliance Mid-Cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Trust, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
Sanford C. Bernstein Fund, Inc.
  -U.S. Government Short Duration Portfolio
  -Short Duration Plus Portfolio
  -Intermediate Duration Portfolio
  -Short Duration New York Municipal Portfolio
  -Short Duration California Municipal Portfolio
  -Short Duration Diversified Municipal Portfolio
  -New York Municipal Portfolio
  -California Municipal Portfolio
  -Diversified Municipal Portfolio
  -Tax-Managed International Value Portfolio
  -International Value II Portfolio
  -Emerging Markets Value Portfolio
Sanford C.Bernstein Fund II, Inc.
  -Bernstein Intermediate Duration Institutional Portfolio

            Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

            (i)   the investor's current purchase;

           (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

          (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

            Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

            Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

            Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

            Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

            Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser (other than the Adviser's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;
(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored nonqualified deferred compensation plans, custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares
--------------

            Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

            The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

Year                    Contingent Deferred Sales Charge as a %
Since Purchase          of Dollar Amount Subject to Charge
--------------          --------------------------------------

First                                     4.00%
Second                                    3.00%
Third                                     2.00%
Fourth                                    1.00%
Fifth and thereafter                      None

            In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systemic Withdrawal Plan" below).

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

            For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

            Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

            Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

            The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

            Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General" and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan or, to be associated with the investment adviser or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the Shareholder with at least 30 days' notice of the conversion. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

            The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption
----------

            Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the 1934 Act.

            To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS or by checking the appropriate box on the Subscription Application found in the Prospectus.

            Telephone Redemptions - General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

            The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

----------------------------------------------------------------

                       SHAREHOLDER SERVICES
----------------------------------------------------------------

            The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchange of Class A shares of the Fund for Advisor Class shares of the Fund, exchange of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be modified, restricted or terminated on 60 days written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

            Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

            None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Retirement Plans
----------------

            The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For Literature" telephone number on the cover of this SAI, or write to:

                  Alliance Global Investor Services, Inc.
                  Retirement Plans
                  P.O. Box 786003
                  San Antonio, Texas 78278-6003

            Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

            Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

            If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by such plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

            Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

            403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

            The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

            Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS.

Dividend Reinvestment Program
-----------------------------

            Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

            A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

            Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

             With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports
----------------------

            Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

----------------------------------------------------------------

                         NET ASSET VALUE
----------------------------------------------------------------

            The per share net asset value is computed in accordance with the Fund's Charter and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

            Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

            Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

            Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

            U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

            Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

            All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

            Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

            The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

            The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

----------------------------------------------------------------

                DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------------

            Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation Of Dividends and Distributions
--------------------------------------------------------------------

            General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

            If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            The Fund also intends to avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

            The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

            Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporations.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

            A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a United States shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual United States shareholder who does not itemize deductions. In addition, certain individual United States shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

            Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 30% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund
-------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or any other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

            Options, Futures and Forward Contracts. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

            With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

            Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over- the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders
--------------------------------

            The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non- resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation
--------------

            The Fund may be subject to other state and local taxes.

----------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS
----------------------------------------------------------------

            The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

            Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

            The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser.

            Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            During the fiscal years ended June 30, 2002, 2001 and 2000, the Fund incurred brokerage commissions amounting in the aggregate to $836,643, $962,309 and $1,809,942, respectively.
During the fiscal years ended June 30, 2002, 2001 and 2000, brokerage commissions amounting in the aggregate to $0, $0 and $0 respectively, were paid to SCB & Co. During the fiscal year ended June 30, 2002, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended June 30, 2002, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the fiscal year ended June 30, 2002, transactions in portfolio securities of the Fund aggregated $328,643,059. Brokerage commissions of approximately $1,470,447 were allocated to persons or firms supplying research services to the Fund or the Adviser.

----------------------------------------------------------------

                       GENERAL INFORMATION
----------------------------------------------------------------

Capitalization
--------------

            The Fund was organized as a corporation in Maryland in 1994. The Fund's capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          At January 6, 2003 there were 30,190,764 shares of common stock of the Fund outstanding including 21,463,952 Class A shares, 6,880,087 Class B shares, 1,756,699 Class C shares and 90,026 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of January 6, 2003:


                                    No. of
                                    Shares of               % of
Name and Address                    Class                   Class
----------------                    -----                   -----


Class A
-------

MLPF&S
For the Sole Benefit of
  Its Customers
Attn: Fund Admin (97D16)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL
32246-6484                         2,227,442                10.38%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street
Floor 3
New York, New York
10001-2483                         1,259,890                 5.87%

Class B
-------

MLPF&S
For the Sole Benefit of
  Its Customers
Attn: Fund Admin (97D17)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL
32246-6484                          671,796                  9.76%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street
Floor 3
New York, New York
10001-2483                          625,588                  9.09%

Class C
-------

MLPF&S
For the Sole Benefit of
  Its Customers
Attn: Fund Admin (97KJ0)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL
32246-6484                          264,299                 15.05%

Salomon Smith Barney
House Account
Attn:  Cindy Tempesta
333 W. 34th Street
Floor 3
New York, New York
10001-2483                          156,301                  8.90%

Advisor Class
-------------

Merrill Lynch
Mutual Fund Admin (97LS7)
4800 Deer Lake Dr.
East, 2nd Floor
Jacksonville, FL
32246-6484                            9,623                 10.69%

Lawrence L. Kreicher &
Linda Lee Kreicher JT Ten
51 Briscoe Road
New Canaan, CT
06840-2302                            4,777                  5.31%

Alliance Plans Div/FTC
C/F Daniel G. Pine IRA
Rollover Account
1 Ironwood Road
Short Hills, NJ  07078                8,250                  9.16%

Richard G. Wollack TTEE
The Wollack Family Rev. Tr.
DTD 04-06-84
765 Market Street,
Apt. 25D
San Francisco, CA
94103-2038                            6,490                  7.21%

Custodian
---------

            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New
York, New York.

Independent Accountants
-----------------------

            PricewaterhouseCoopers LLP, 1177 Avenue of the
Americas, New York, New York, 10036 serves as independent accountants for the Fund.

Performance Information
-----------------------

            From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

            Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

            Returns shown in the table, for the one-, five- and ten-year periods ended June 30, 2002 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

                                       Year         5 Years       10 Years
                                       Ended        Ended         Ended
                                       6/30/02      6/30/02       6/30/02
                                       -------      -------       -------


Class A     Return
            Before Taxes               (10.49)%     (0.49)%       4.99%*

            Return After Taxes
            on Distributions           (10.49)%     (3.08)%       2.82%*

            Return After Taxes
            on Distributions
            and Sale of Fund
            Shares                      (6.44)%     (0.96)%       3.54%*

Class B     Return Before Taxes        (10.92)%     (0.37)%       5.94%*

Class C     Return Before Taxes         (8.14)%     (0.37)%       5.94%*

Advisor
  Class     Return Before Taxes         (6.28)%      0.68%        4.60%*

*Inception Dates:         Class A - June 2, 1994
                          Class B - June 2, 1994
                          Class C - February 8, 1995
                          Advisor Class - October 2, 1996

            The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

            Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

-----------------------------------------------------------

         REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
                            STATEMENTS
-----------------------------------------------------------

            The financial statements and the report of PricewaterhouseCoopers LLP for Alliance Worldwide Privatization Fund, Inc. are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated June 30, 2002 and was filed on August 29, 2002. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------

                       APPENDIX A: OPTIONS
----------------------------------------------------------------

Options
-------

            The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment Objective and Policies -- Investment Practices -- Options."

            The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

            The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

            Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

            The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

            An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

            The Fund may write options in connection with buy-and- write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

            The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

            The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

----------------------------------------------------------------

   APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
----------------------------------------------------------------

Futures Contracts
-----------------

            The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

            At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

            At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

            Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures
-------------------

            The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

            Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts
----------------------------

            The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

            The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies
-----------------------------

            The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

            The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

            The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross- hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies
---------------------------------------------------

            Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the- counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

----------------------------------------------------------------

                     APPENDIX C: BOND RATINGS
----------------------------------------------------------------

Moody's Investors Service, Inc.
-------------------------------

            Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

            A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

            Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa: Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Note: Those bonds in the Aa, A, Baa, Ba, B and Caa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1, B-1 and Caa-1.

Standard & Poor's Ratings Services
----------------------------------

            AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

            A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

            BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by major ongoing uncertainties or exposure to adverse conditions.

            C1: The rating C1 is reserved for income bonds on which no interest is being paid.

            D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

---------------------------------------------------------------

                           APPENDIX D:

                  CERTAIN EMPLOYEE BENEFIT PLANS
 ---------------------------------------------------------------

            Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

        (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and
               (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

        (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

              For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

              Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

              Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares.

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

          (a) (1) Articles of Incorporation - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

               (2)  Articles of Amendment to Articles of
                    Incorporation dated and filed April 21, 1994
                    - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

               (3) Articles of Transfer of Registrant dated and filed October 27, 1995 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

               (4)  Articles Supplementary to Articles of
                    Incorporation of Registrant dated September
                    30, 1996 and filed October 1, 1996 -
                    Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

          (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

          (c)  Not applicable.

          (d) (1) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

               (2)  Amendment to Advisory Agreement dated
                    January 23, 2003 - Filed herewith.

          (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

               (2) Amendment to Distribution Services Agreement dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 7 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 1, 1996.

               (3) Amendment to Distribution Services Agreement dated January 23, 2003 - Filed herewith.

               (4) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 2002.

               (5) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant
                    - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 2002.

               (f)  Not applicable.

               (g) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

               (h)  (1)  Transfer Agency Agreement between the
                         Registrant and Alliance Global Investor
                         Services, Inc. - Incorporated by
                         reference to Exhibit 9 to Post-Effective
                         Amendment No. 9 of Registrant's
                         Registration Statement on Form N-1A
                         (File Nos. 33-76598 and 811-08426) filed
                         with the Securities and Exchange
                         Commission on October 30, 1998.

                    (2)  Amendment to Transfer Agency Agreement
                         dated January 23, 2003 - Filed
                         herewith.

               (i) Opinion and Consent of Seward & Kissel LLP - Incorporated by reference to Exhibit
                    (i) to Post-Effective Amendment No. 16 of
                    Registrant's Registration Statement on Form
                    N1-A (File Nos. 33-76598 and 811-08426) filed
                    with the Securities and Exchange Commission on October 30, 2002.

               (j)  Consent of Independent Auditors - Filed
                    herewith.

               (k)  Not applicable.

               (l)  Not applicable.

               (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

               (n) Rule 18f-3 Plan - Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 6 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426)
                    filed with the Securities and Exchange
                    Commission on April 23, 1996.

               (p)  (1)  Code of Ethics for the Fund,
                         incorporated by reference to Exhibit
                         (p)(1) to Post-Effective Amendment No.
                         74 of the Registration Statement on Form
                         N-1A of Alliance Bond Fund, Inc. (File
                         Nos. 2-48227 and 811-2383), filed with
                         the Securities and Exchange Commission
                         on October 6, 2000, which is
                         substantially identical in all material
                         respects except as to the party which is the Registrant.

                    (2)  Code of Ethics for the Alliance Capital
                         Management L.P. and Alliance Fund
                         Distributors, Inc. incorporated by
                         reference to Exhibit (p)(2) to
                         Post-Effective Amendment No. 31 of the
                         Registration Statement on Form N-1A of
                         Alliance Variable Products Series Fund,
                         Inc. (File Nos. 33-18647 and 811-5398),
                         filed with the Securities and Exchange
                         Commission on April 27, 2001.

               Other Exhibits: Powers of Attorney for Ruth Block, John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 76 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 333-41375 and 811-08527) filed with the Securities and Exchange Commission on February 27, 2001.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) in response to Item 23, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) in response to Item 23, as set forth below.

          Section 2-418 of the Maryland General Corporation Law reads as follows:

                  "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
                  EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

                       (1) "Director" means any person who is or
                  was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                       (2) "Corporation" includes any domestic or
                  foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                       (3) "Expenses" include attorney's fees.

                       (4) "Official capacity" means the
                  following:

                        (i) When used with respect to a director,
                  the office of director in the corporation; and

                       (ii) When used with respect to a person
                  other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                       (iii) "Official capacity" does not include
                  service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b)(1) A corporation may indemnify any
                    director made a party to any proceeding by reason of service in that capacity unless it is established that:

                        (i)   The act or omission of the director
                              was material to the matter giving
                              rise to the proceeding; and

            1. Was committed in bad faith; or

            2. Was the result of active and deliberate dishonesty; or

                       (ii) The director actually received an
                  improper personal benefit in money, property, or services; or

                       (iii) In the case of any criminal
                  proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                  (2)(i)      Indemnification may be against
                              judgments, penalties, fines,
                              settlements, and reasonable
                              expenses actually incurred by the
                              director in connection with the
                              proceeding.

                        (ii)  However, if the proceeding was one
                              by or in the right of the
                              corporation, indemnification may
                              not be made in respect of any
                              proceeding in which the director
                              shall have been adjudged to be
                              liable to the corporation.

                  (3)         (i) The termination of any
                              proceeding by judgment, order or
                              settlement does not create a
                              presumption that the director did
                              not meet the requisite standard of
                              conduct set forth in this
                              subsection.

                        (ii)  The termination of any proceeding
                              by conviction, or a plea of nolo
                              contendere or its equivalent, or an
                              entry of an order of probation
                              prior to judgment, creates a
                              rebuttable presumption that the
                              director did not meet that standard
                              of conduct.

                  (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

                        (i)   For a proceeding brought to enforce
                              indemnification under this section;
                              or

                        (ii)  If the charter or bylaws of the
                              corporation, or an agreement
                              approved by the board of directors
                              of the corporation, or an agreement
                              approved by the board of directors
                              of the corporation to which the
                              corporation is a party provide
                              otherwise.

                       (c) A director may not be indemnified
                  under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                       (d) Unless limited by the charter:

                  (1)   A director who has been successful, on
                        the merits or otherwise, in the defense
                        of any proceeding referred to in
                        subsection (b) of this section shall be
                        indemnified against reasonable expenses
                        incurred by the director in connection
                        with the proceeding.

                  (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)   If it determines a director is
                              entitled to reimbursement under
                              paragraph (1) of this subsection,
                              the court shall order
                              indemnification, in which case the
                              director shall be entitled to
                              recover the expenses of securing
                              such reimbursement; or

                       (ii)  If it determines that the director
                              is fairly and reasonably entitled
                              to indemnification in view of all
                              the relevant circumstances, whether
                              or not the director has met the
                              standards of conduct set forth in
                              subsection (b) of this section or
                              has been adjudged liable under the
                              circumstances described in
                              subsection (c) of this section, the
                              court may order such
                              indemnification as the court shall
                              deem proper. However,
                              indemnification with respect to any
                              proceeding by or in the right of
                              the corporation or in which
                              liability shall have been adjudged
                              in the circumstances described in
                              subsection (c) shall be limited to
                              expenses.

                        (3) A court of appropriate jurisdiction
                        may be the same court in which the
                        proceeding involving the director's
                        liability took place.

                        (e)(1) Indemnification under subsection
                        (b) of this section may not be made by
                        the corporation unless authorized for a
                        specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                        (2) Such determination shall be made:

                             (i) By the board of directors by a
                        majority vote of a quorum consisting of
                        directors not, at the time, parties to
                        the proceeding, or, if such a quorum
                        cannot be obtained, then by a majority
                        vote of a committee of the board
                        consisting solely of two or more
                        directors not, at the time, parties to
                        such proceeding and who were duly
                        designated to act in the matter by a
                        majority vote of the full board in which the designated directors who are parties may participate;

                             (ii) By special legal counsel
                        selected by the board of directors or a
                        committee of the board by vote as set
                        forth in subparagraph (i) of this
                        paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                             (iii) By the stockholders.

                        (3)   Authorization of indemnification
                              and determination as to
                              reasonableness of expenses shall be
                              made in the same manner as the
                              determination that indemnification
                              is permissible. However, if the
                              determination that indemnification
                              is permissible is made by special
                              legal counsel, authorization of
                              indemnification and determination
                              as to reasonableness of expenses
                              shall be made in the manner
                              specified in subparagraph (ii) of
                              paragraph (2) of this subsection
                              for selection of such counsel.

                        (4)   Shares held by directors who are
                              parties to the proceeding may not
                              be voted on the subject matter
                              under this subsection.

                                   (f)(1) Reasonable expenses
                              incurred by a director who is a
                              party to a proceeding may be paid
                              or reimbursed by the corporation in
                              advance of the final disposition of
                              the proceeding, upon receipt by the
                              corporation of:

                        (i)   A written affirmation by the
                              director of the director's good
                              faith belief that the standard of
                              conduct necessary for
                              indemnification by the corporation
                              as authorized in this section has
                              been met; and

                        (ii)  A written undertaking by or on
                              behalf of the director to repay the
                              amount if it shall ultimately be
                              determined that the standard of
                              conduct has not been met.

                        (2)   The undertaking required by
                              subparagraph (ii) of paragraph (1)
                              of this subsection shall be an
                              unlimited general obligation of the
                              director but need not be secured
                              and may be accepted without
                              reference to financial ability to
                              make the repayment.

                        (3)   Payments under this subsection
                              shall be made as provided by the
                              charter, bylaws, or contract or as
                              specified in subsection (e) of this
                              section.

                        (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                        (h)   This section does not limit the
                              corporation's power to pay or
                              reimburse expenses incurred by a
                              director in connection with an
                              appearance as a witness in a
                              proceeding at a time when the
                              director has not been made a named
                              defendant or respondent in the
                              proceeding.

                        (i)   For purposes of this section:

                                   (1) The corporation shall be
                              deemed to have requested a director
                              to serve an employee benefit plan
                              where the performance of the
                              director's duties to the
                              corporation also imposes duties on,
                              or otherwise involves services by,
                              the director to the plan or
                              participants or beneficiaries of
                              the plan:

                                   (2) Excise taxes assessed on a
                              director with respect to an
                              employee benefit plan pursuant to
                              applicable law shall be deemed
                              fines; and

                                   (3) Action taken or omitted by
                              the director with respect to an
                              employee benefit plan in the
                              performance of the director's
                              duties for a purpose reasonably
                              believed by the director to be in
                              the interest of the participants
                              and beneficiaries of the plan shall
                              be deemed to be for a purpose which
                              is not opposed to the best
                              interests of the corporation.

                        (j) Unless limited by the charter:

                                   (1) An officer of the
                              corporation shall be indemnified as
                              and to the extent provided in
                              subsection (d) of this section for
                              a director and shall be entitled,
                              to the same extent as a director,
                              to seek indemnification pursuant to
                              the provisions of subsection (d);

                                   (2) A corporation may
                              indemnify and advance expenses to
                              an officer, employee, or agent of
                              the corporation to the same extent
                              that it may indemnify directors
                              under this section; and

                                   (3) A corporation, in
                              addition, may indemnify and advance
                              expenses to an officer, employee,
                              or agent who is not a director to
                              such further extent, consistent
                              with law, as may be provided by its
                              charter, bylaws, general or
                              specific action of its board of
                              directors or contract.

                              (k)(1) A corporation may purchase
                              and maintain insurance on behalf of
                              any person who is or was a
                              director, officer, employee, or
                              agent of the corporation, or who,
                              while a director, officer,
                              employee, or agent of the
                              corporation, is or was serving at
                              the request, of the corporation as
                              a director, officer, partner,
                              trustee, employee, or agent of
                              another foreign or domestic
                              corporation, partnership, joint
                              venture, trust, other enterprise,
                              or employee benefit plan against
                              any liability asserted against and
                              incurred by such person in any such
                              capacity or arising out of such
                              person's position, whether or not
                              the corporation would have the
                              power to indemnify against
                              liability under the provisions of
                              this section.

                                   (2) A corporation may provide
                              similar protection, including a
                              trust fund, letter of credit, or
                              surety bond, not inconsistent with
                              this section.

                                   (3) The insurance or similar
                              protection may be provided by a
                              subsidiary or an affiliate of the
                              corporation.

                        (l)   Any indemnification of, or advance
                              of expenses to, a director in
                              accordance with this section, if
                              arising out of a proceeding by or
                              in the right of the corporation,
                              shall be reported in writing to the
                              stockholders with the notice of the
                              next stockholders' meeting or prior
                              to the meeting."

            Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

                        "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                        "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                        "(3) No provision of this Article shall
                        be effective to protect or purport to
                        protect any director or officer of the
                        Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                        "(4) References to the Maryland General
                        Corporation Law in this Article are to
                        that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

       Article VII, Section 7 of the Registrant's By-Laws reads as follows:

                  Section 7. Insurance Against Certain
                  Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        ARTICLE VIII of the Registrant's By-Laws reads as follows:

                  Section 1. Indemnification of Directors and
                  Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

                  Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in
                  Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

                  Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by
                  (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

                  Section 4. Indemnification of Employees and
                  Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

                  Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

                  Section 6. Amendments. References in this
                  Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-Laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

                  The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

                  The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

                  The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  In accordance with Release No. IC-11330
                  (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
                  (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  The Registrant participates in a joint
                  trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P.

                  Under this policy, outside trustees and
                  directors are covered up to the limits
                  specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.          Business and Other Connections of Investment
                  Adviser.

                  The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  The information as to the directors and
                  executive officers of Alliance Capital
                  Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

            (c)   Not applicable.

ITEM 27.    Principal Underwriters.

            (a)   Alliance Fund Distributors, Inc., the
                  Registrant's Principal Underwriter in
                  connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc.
                  also acts as Principal Underwriter or
                  Distributor for the following investment companies:

                  AFD Exchange Reserves
                  Alliance All-Asia Investment Fund, Inc.
                  Alliance Americas Government Income Trust, Inc. Alliance Balanced Shares, Inc.
                  Alliance Bond Fund, Inc.
                  Alliance Capital Reserves
                  Alliance Disciplined Growth Fund, Inc.
                  Alliance Dynamic Growth Fund, Inc.
                  Alliance Emerging Market Debt Fund, Inc.
                  Alliance Global Growth Trends Fund, Inc.
                  Alliance Global Small Cap Fund, Inc.
                  Alliance Global Strategic Income Trust, Inc.
                  Alliance Government Reserves
                  Alliance Greater China '97 Fund, Inc.
                  Alliance Growth and Income Fund, Inc.
                  Alliance Health Care Fund, Inc.
                  Alliance High Yield Fund, Inc.
                  Alliance Institutional Funds, Inc.
                  Alliance Institutional Reserves, Inc.
                  Alliance International Premier Growth Fund, Inc. Alliance Mid-Cap Growth Fund, Inc.
                  Alliance Multi-Market Strategy Trust, Inc.
                  Alliance Municipal Income Fund, Inc.
                  Alliance Municipal Income Fund II
                  Alliance Municipal Trust
                  Alliance New Europe Fund, Inc.
                  Alliance Premier Growth Fund, Inc.
                  Alliance Quasar Fund, Inc.
                  Alliance Select Investor Series, Inc.
                  Alliance Technology Fund, Inc.
                  Alliance Variable Products Series Fund, Inc.
                  Alliance Worldwide Privatization Fund, Inc.
                  AllianceBernstein Blended Style Series, Inc.
                  AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Trust
                  AllianceBernstein Utility Income Fund, Inc.
                  Sanford C. Bernstein Fund, Inc.
                  The Alliance Portfolios
                  The Korean Investment Fund, Inc.

            (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                                POSITIONS AND                 POSITIONS AND
                                OFFICES WITH                  OFFICES WITH
NAME                            UNDERWRITER                   REGISTRANT
----                            -----------                   ----------

Michael J. Laughlin             Director and Chairman

John D. Carifa                  Director                      President and
                                                              Director
Richard K. Saccullo             Director and President

Susan L. Matteson-King          President of Cash
                                Management Services

David Conine                    Executive Vice President

Richard A. Davies               Executive Vice President &
                                Managing Director

Kurt H. Schoknecht              Executive Vice President

Edmund P. Bergan, Jr.           Senior Vice President,        Secretary
                                General Counsel and
                                Secretary

Benji A. Baer                   Senior Vice President

Amy I. Belew                    Senior Vice President

John R. Bonczek                 Senior Vice President

John R. Carl                    Senior Vice President

William W. Collins, Jr.         Senior Vice President

Richard W. Dabney               Senior Vice President

Mark J. Dunbar                  Senior Vice President

John C. Endahl                  Senior Vice President

Andrew L. Gangolf               Senior Vice President         Assistant
                                and Assistant General         Secretary
                                Counsel

John Grambone                   Senior Vice President

William B. Hanigan              Senior Vice President

Bradley F. Hanson               Senior Vice President

Geoffrey L. Hyde                Senior Vice President

Robert H. Joseph, Jr.           Senior Vice President

George H. Keith                 Senior Vice President

Richard D. Keppler              Senior Vice President

Richard E. Khaleel              Senior Vice President

Henry Michael Lesmeister        Senior Vice President

Shawn P. McClain                Senior Vice President

Daniel D. McGinley              Senior Vice President

Patrick J. Mullen               Senior Vice President

Joanna D. Murray                Senior Vice President

Daniel A. Notto                 Senior Vice President

John J. O'Connor                Senior Vice President

Robert E. Powers                Senior Vice President

Domenick Pugliese               Senior Vice President         Assistant
                                and Assistant General         Secretary
                                Counsel

John P. Schmidt                 Senior Vice President

Raymond S. Sclafani             Senior Vice President

Gregory K. Shannahan            Senior Vice President

Scott C. Sipple                 Senior Vice President

Joseph F. Sumanski              Senior Vice President

Peter J. Szabo                  Senior Vice President

Michael J. Tobin                Senior Vice President

Joseph T. Tocyloski             Senior Vice President

David R. Turnbough              Senior Vice President

Craig E. Welch                  Senior Vice President

Richard A. Winge                Senior Vice President

Emilie D. Wrapp                 Senior Vice President
                                and Assistant General
                                Counsel

Keith A. Yoho                   Senior Vice President

Patrick E. Ryan                 Vice President and
                                Chief Financial Officer

Gerard J. Friscia               Vice President and
                                Controller

Michael W. Alexander            Vice President

Ricardo Arreola                 Vice President

Peter J. Barber                 Vice President

Kenneth F. Barkoff              Vice President

Charles M. Barrett              Vice President

Matthew F. Beaudry              Vice President

Gregory P. Best                 Vice President

Daniel U. Brakewood             Vice President

Robert F. Brendli               Vice President

Thomas C. Callahan              Vice President

Kevin T. Cannon                 Vice President

John M. Capeci                  Vice President

John P. Chase                   Vice President

Doris T. Ciliberti              Vice President

Leo H. Cook                     Vice President

Russell R. Corby                Vice President

Dwight P. Cornell               Vice President

Michael R. Crimmins             Vice President

John W. Cronin                  Vice President

Robert J. Cruz                  Vice President

Daniel J. Deckman               Vice President

Sherry V. Delaney               Vice President

Jennifer M. DeLong              Vice President

Faith C. Deutsch                Vice President

Janet B. DiBrita                Vice President

Richard P. Dyson                Vice President

Adam E. Engelhardt              Vice President

Sohaila S. Farsheed             Vice President

John J. Fennessy                Vice President

Mark D. Gersten                 Vice President                Treasurer and
                                                              Chief Financial
                                                              Officer

Thomas R. Graffeo               Vice President

Alan Halfenger                  Vice President

Michael S. Hart                 Vice President

Jean-Francois Y. Hautemulle     Vice President

Timothy A. Hill                 Vice President

George R. Hrabovsky             Vice President

Dinah J. Huntoon                Vice President

Scott Hutton                    Vice President

Anthony D. Ialeggio             Vice President

Theresa Iosca                   Vice President

Oscar J. Isoba                  Vice President

Danielle M. Klaskow             Vice President

Victor Kopelakis                Vice President

Richard D. Kozlowski            Vice President

Daniel W. Krause                Vice President

Donna M. Lamback                Vice President

P. Dean Lampe                   Vice President

Joseph R. Laspina               Vice President

Eric L. Levinson                Vice President

Laurel E. Lindner               Vice President

James M. Liptrot                Vice President

James P. Luisi                  Vice President

Michael F. Mahoney              Vice President

Scott T. Malatesta              Vice President

Kathryn Austin Masters          Vice President

Michael V. Miller               Vice President

Marcia L. Mohler                Vice President

Thomas F. Monnerat              Vice President

Charles B. Nanick               Vice President

Michael F. Nash, Jr.            Vice President

Jamie A. Nieradka               Vice President

Nicole Nolan-Koester            Vice President

Peter J. O'Brien                Vice President

Richard J. Olszewski            Vice President

Albert Orokos                   Vice President

Todd P. Patton                  Vice President

Jeffrey R. Petersen             Vice President

Catherine N. Peterson           Vice President

Mark A. Pletts                  Vice President

James J. Posch                  Vice President

Carol H. Rappa                  Vice President

Arlene L. Reddington            Vice President

Bruce W. Reitz                  Vice President

James A. Rie                    Vice President

Karen C. Satterberg             Vice President

Eileen B. Sebold                Vice President

Stephanie Seminara              Vice President

Richard J. Sidell               Vice President

Teris A. Sinclair               Vice President

Rayandra E. Slonina             Vice President

Bryant B. Smith                 Vice President

Jeffrey C. Smith                Vice President

Eileen Stauber                  Vice President

Gordon Telfer                   Vice President

Elizabeth K. Tramo              Vice President

Benjamin H. Travers             Vice President

Marie R. Vogel                  Vice President

Wayne W. Wagner                 Vice President

Jesse L. Weissberger            Vice President

Mark E. Westmoreland            Vice President

Paul C. Wharf                   Vice President

Scott Whitehouse                Vice President

Matthew Witschel                Vice President

Michael A. Wolfsmith            Vice President

Stephen P. Wood                 Vice President

Richard J. Appaluccio           Assistant Vice
                                President

Omar J. Aridi                   Assistant Vice
                                President

Joseph D. Asselta               Assistant Vice
                                President

Andrew Berger                   Assistant Vice
                                President

Susan Bieber                    Assistant Vice
                                President

Paul G. Bishop                  Assistant Vice
                                President

Henry Brennan                   Assistant Vice
                                President

Alan T. Brum                    Assistant Vice
                                President

Mark S. Burns                   Assistant Vice
                                President

Maria L. Carreras               Assistant Vice
                                President

Judith A. Chin                  Assistant Vice
                                President

Jorge Ciprian                   Assistant Vice
                                President

Jeffrey T. Coghan               Assistant Vice
                                President

Kenneth J. Connors              Assistant Vice
                                President

Shawn M. Conroy                 Assistant Vice
                                President

Jean A. Coomber                 Assistant Vice
                                President

Ralph A. DiMeglio               Assistant Vice
                                President

Bernard J. Eng                  Assistant Vice
                                President

Jefferey M. Eschert             Assistant Vice
                                President

Michael J. Eustic               Assistant Vice
                                President

Marci Green                     Assistant Vice
                                President

Arthur F. Hoyt, Jr.             Assistant Vice
                                President

Mark W. Hubbard                 Assistant Vice
                                President

David A. Hunt                   Assistant Vice
                                President

Kumar Jagdeo II                 Assistant Vice
                                President

Michael J. Kawula               Assistant Vice
                                President

Elizabeth E. Keefe              Assistant Vice
                                President

Edward W. Kelly                 Assistant Vice
                                President

Thomas J. Khoury                Assistant Vice
                                President

Jeffrey M. Kusterer             Assistant Vice
                                President

Evamarie C. Lombardo            Assistant Vice
                                President

Daniel K. McGouran              Assistant Vice
                                President

Richard F. Meier                Assistant Vice
                                President

Steven M. Miller                Assistant Vice
                                President

Jeffrey D. Mosco                Assistant Vice
                                President

John J. Multhauf                Assistant Vice
                                President

Alex E. Pady                    Assistant Vice
                                President

Wandra M. Perry-Hartsfield      Assistant Vice
                                President

Rizwan A. Raja                  Assistant Vice
                                President

Christian C. Reimer             Assistant Vice
                                President

Brendan J. Reynolds             Assistant Vice
                                President

Lauryn A. Rivello               Assistant Vice
                                President

Christopher P. Rodney           Assistant Vice
                                President

Peter V. Romeo                  Assistant Vice
                                President

Jessica M. Rozman               Assistant Vice
                                President

Michelle Y. Ryba                Assistant Vice
                                President

Christina Santiago              Assistant Vice
                                President and
                                Counsel

Matthew J. Scarlata             Assistant Vice
                                President

John Scialabba                  Assistant Vice
                                President

Orlando Soler                   Assistant Vice
                                President

Nancy D. Testa                  Assistant Vice
                                President

Elsia M. Vasquez                Assistant Vice
                                President

Tracianne Williams              Assistant Vice
                                President

Nina C. Wilkinson               Assistant Vice
                                President

Mark R. Manley                  Assistant Secretary

      (c)   Not applicable.

ITEM 28.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.    Management Services.

            Not applicable.

ITEM 30.    Undertakings.

            Not Applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 30th day of January, 2003.

                        ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC.

                        By: /s/John D. Carifa
                           ------------------------------
                            John D. Carifa
                            Chairman and President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                  Title                      Date
      ---------                  -----                      ----

1. Principal Executive Officer:

      /s/John D. Carifa          Chairman            January 30, 2003
      -----------------          and President
      John D. Carifa

2.    Principal Financial and
      Accounting Officer:

      /s/Mark D. Gersten         Treasurer           January 30, 2003
      ------------------
      Mark D. Gersten

3.    All of the Directors
      --------------------
      Ruth Block
      John D. Carifa
      David H. Dievler
      John H. Dobkin
      William H. Foulk, Jr.
      Clifford L. Michel
      Donald J. Robinson

      By:/s/ John D. Carifa                          January 30, 2003
         ------------------------
             John D. Carifa
         (Attorney-in-fact)

                        Index To Exhibits
                        -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------


(d)(2)     Amended Advisory Agreement

(e)(3)     Amendment to Distribution Services Agreement

(h)(2)     Amendment to Transfer Agency Agreement

(j)        Consent of Independent Auditors


00250.0202 #368599